Execution Version 4907-7785-9703.29 ____________________________ STOCK PURCHASE AGREEMENT ____________________________ by and among WERNER ENTERPRISES, INC., MARY B. WILSON, GARY L. WILSON FAMILY TRUST, GARY L. WILSON GST-EXEMPT FAMILY TRUST, and WILSON CHILDREN 2020 GST-EXEMPT TRUST January 27, 2026 Exhibit 10.1 TABLE OF CONTENTS -i- 4907-7785-9703.29 Page ARTICLE 1 DEFINITIONS...........................................................................................................2 1.1. Definitions..............................................................................................................2 1.2. Terms Generally; Certain Rules of Construction............................................21 ARTICLE 2 PURCHASE AND SALE OF SHARES .................................................................22 2.1. Sale and Delivery ................................................................................................22 2.2. Purchase Price.....................................................................................................22 2.3. Closing Payment .................................................................................................22 2.4. Preliminary Closing Statement .........................................................................23 2.5. Final Closing Statement. ....................................................................................24 2.6. Closing .................................................................................................................26 2.7. Closing Deliverables ...........................................................................................26 2.8. Sellers’ Representative. ......................................................................................28 2.9. Withholding.........................................................................................................30 2.10. Earnout Payment. ...............................................................................................30 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLERS ...............................35 3.1. No Conflicts .........................................................................................................35 3.2. Legal Proceedings ...............................................................................................36 3.3. Formation, Organization, Etc............................................................................36 3.4. Authority and Enforceability.............................................................................37 3.5. Capitalization ......................................................................................................37 3.6. No Conflict; Consents.........................................................................................38 3.7. Financial Condition ............................................................................................38 3.8. Taxes ....................................................................................................................39 3.9. Absence of Certain Developments.....................................................................42 3.10. Related Party Matters ........................................................................................44 3.11. Contracts .............................................................................................................44 3.12. Litigation; Compliance.......................................................................................47 3.13. Labor Matters .....................................................................................................47 3.14. Assets....................................................................................................................49 3.15. Environmental Laws and Regulations..............................................................49 3.16. Brokerage ............................................................................................................51 3.17. Insurance .............................................................................................................51 3.18. Banks....................................................................................................................52 3.19. Books and Records .............................................................................................52 3.20. Material Customers, Suppliers, and IT Vendors.............................................52 3.21. Real Property ......................................................................................................53 3.22. Intellectual Property...........................................................................................56 3.23. Absence of Undisclosed Liabilities ....................................................................60 3.24. COVID-19, Stimulus Funds, Etc .......................................................................61 3.25. Revenue Equipment............................................................................................61 3.26. Drivers. ................................................................................................................62 3.27. TRAC Leases.......................................................................................................63 3.28. Ethical Practices..................................................................................................64 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER.........................64 TABLE OF CONTENTS (continued) Page -ii- 4907-7785-9703.29 4.1. Formation ............................................................................................................64 4.2. Authority; Binding Effect; and Consents .........................................................64 4.3. Consents of Governmental Entities...................................................................65 4.4. No Conflict; Non-Contravention .......................................................................65 4.5. Brokerage ............................................................................................................65 4.6. Litigation; Compliance.......................................................................................65 4.7. Investment Intent................................................................................................65 4.8. Sufficiency of Funds ...........................................................................................65 4.9. Investigation; Exclusivity of Representations ..................................................65 ARTICLE 5 COVENANTS .........................................................................................................66 5.1. General.................................................................................................................66 5.2. Post-Closing Cooperation, Access to Information and Retention of Records ................................................................................................................66 5.3. Tax Matters .........................................................................................................67 5.4. Public Statements................................................................................................70 5.5. Release by Sellers ................................................................................................71 5.6. Employee Matters ...............................................................................................71 5.7. R&W Policy.........................................................................................................72 5.8. Release of Restrictions........................................................................................72 5.9. Retention Bonuses; Deferred Compensation Plan Payments .........................72 5.10. Seller Reserved Assets. .......................................................................................73 5.11. Broker Engagement Letters...............................................................................74 ARTICLE 6 INDEMNIFICATION .............................................................................................75 6.1. Survival ................................................................................................................75 6.2. Indemnification by Sellers .................................................................................75 6.3. Indemnification by Purchaser ...........................................................................76 6.4. Limitations on Indemnification .........................................................................76 6.5. R&W Policy.........................................................................................................79 6.6. Indemnification Procedures...............................................................................80 6.7. Tax Treatment of Indemnification Payments ..................................................82 6.8. Exclusive Remedies.............................................................................................82 6.9. Release of Retention Escrow Amount, Environmental and Property Matters Escrow Amount, and Special Indemnity Escrow Amount ...............83 ARTICLE 7 MISCELLANEOUS ................................................................................................84 7.1. Amendment and Modifications .........................................................................84 7.2. Waiver of Compliance ........................................................................................85 7.3. Expenses...............................................................................................................85 7.4. Further Assurances ............................................................................................85 7.5. No Waiver of Rights ...........................................................................................85 7.6. Notices ..................................................................................................................85 7.7. Assignment ..........................................................................................................86 7.8. Governing Law, Jurisdiction and Venue; Waiver of Jury Trial....................86 7.9. Counterparts .......................................................................................................87 TABLE OF CONTENTS (continued) Page -iii- 4907-7785-9703.29 7.10. Headings ..............................................................................................................87 7.11. Entire Agreement................................................................................................87 7.12. Third Party Beneficiaries...................................................................................87 7.13. Severability ..........................................................................................................87 7.14. Specific Performance..........................................................................................87 7.15. Limitation on Recourse ......................................................................................88 7.16. Conflicts of Interest; Privilege. ..........................................................................88

4907-7785-9703.29 STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 27, 2026, by and among Werner Enterprises, Inc., a Nebraska corporation (“Purchaser”), Mary B. Wilson (“Wilson”), Gary L. Wilson Family Trust (the “Wilson Family Trust”), Gary L. Wilson GST-Exempt Family Trust (the “Wilson Family Exempt Trust”), Wilson Children 2020 GST-Exempt Trust (“Wilson Children Trust”) and Paul Wilson, solely in his capacity as the Sellers’ representative (the “Sellers’ Representative”). W I T N E S S E T H : WHEREAS, Sellers are the record and beneficial owners of all of the issued and outstanding shares of capital stock (the “Shares”) of FirstEnterprises, Inc., a Tennessee corporation (the “Company”), as set forth in greater detail on Schedule 3.5, which represent all of the issued and outstanding equity interests in the Company; WHEREAS, prior to the Closing Date the Company was the record and beneficial owner of all of the issued and outstanding shares of capital stock of FirstFinance & Properties, Inc., a Tennessee corporation (“FFP Inc.”), which owns certain equity interests of First Enterprise Properties, LLC, a Tennessee limited liability company (“FEP LLC”); WHEREAS, prior to the Closing Date the Sellers and the Company caused FFP Inc. and those certain other assets and items set forth on Exhibit D (each, a “Seller Reserved Asset” and collectively, the “Seller Reserved Assets”) to be assigned and distributed to the Sellers (or their designee) in accordance with the Tennessee Business Corporation Act (the “Distribution”), such that immediately following the Distribution and as of the Effective Time the Company does not own, directly or indirectly, any equity interest in either of FFP Inc. or FEP LLC; WHEREAS, as of the Closing Date FEP LLC and the Purchaser are entering into the Real Estate Purchase Agreement with respect to the sale and transfer to Purchaser of the certain real property set forth on Schedule 2.7(a)(xiii) pursuant to the terms of the Real Estate Purchase Agreement; WHEREAS, as of the Closing Date the Company is the record and beneficial owner of (i) all of the issued and outstanding shares of capital stock of Interactive Logistics, Inc., a Tennessee corporation (“Interactive Logistics”), which represent all of the issued and outstanding equity interests of Interactive Logistics; and (ii) all of the issued and outstanding shares of capital stock of FirstFleet, Inc., a Tennessee corporation (“FirstFleet”), which represent all of the issued and outstanding equity interests of FirstFleet; and WHEREAS, the Parties intend, subject to the terms and conditions hereof, that Purchaser will purchase from Sellers, and Sellers will sell to Purchaser, all of the Shares, as set forth in greater detail on the Consideration Schedule, on the terms and subject to the conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the premises, covenants and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 2 4907-7785-9703.29 ARTICLE 1 DEFINITIONS 1.1. Definitions. As used in this Agreement and the Exhibits and Disclosure Schedules delivered pursuant hereto and to the extent incorporated in other Transaction Documents, the following definitions shall apply: “401(k) Plan” means the existing 401(k) Plan of the Acquired Companies that existed prior to Closing. “Accounting Principles” means, collectively, (a) the specific accounting principles, policies, and procedures set forth on Exhibit A (the “Specific Policies”) and the exceptions to GAAP set forth on Schedule 3.7(a); (b) to the extent not addressed in and not inconsistent with the Specific Policies, the past practices, and accounting methods, policies, and principles of the Acquired Companies used in the preparation of the consolidated balance sheet of the Acquired Companies as at the Most Recent Balance Sheet Date, only to the extent consistent with GAAP; and (c) to the extent not addressed in and not inconsistent with the Specific Policies and clause (b), GAAP as in effect as of the Closing Date. For the avoidance of doubt, clause (a) shall take precedence over clauses (b) and (c), and clause (b) shall take precedence over clause (c). “Acquired Company” means each of the Company, Interactive Logistics and FirstFleet, individually, and “Acquired Companies” means the Company, Interactive Logistics and FirstFleet, collectively. “Adjustment Escrow Amount” means $5,912,148. “Affiliate” means, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. With respect to any natural Person, the term Affiliate shall also include any member of said Person’s immediate family, any family limited partnership for said Person and any trust, voting or otherwise, of which said Person is a trustee or of which said Person or any of said Person’s immediate family is a beneficiary. With respect to any trust, the term Affiliate shall also include any beneficiary or trustee of such trust. For purposes of the foregoing, the term “control” means the possession of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by Contract or otherwise. “Affiliate Contract” has the meaning set forth in Section 3.11(a)(viii). “Affiliated Group” has the meaning set forth in Section 3.8(m). “Agreement” has the meaning set forth in the preamble to this Agreement. “Books and Records” means all books and records, ledgers, employee records, Client, Prospective Client, and Supplier lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by the Acquired Companies or in which the Acquired Companies’ assets, business, or transactions are otherwise reflected, in each case with respect to the Business. 3 4907-7785-9703.29 “Business” means the business, as currently conducted, of the Acquired Companies, which includes but is not limited to the transportation of goods in interstate and intrastate commerce as a common carrier and contract carrier, providing dedicated contract carriage services, offering logistics coordination and related transportation services, and developing (and making available to Clients) software applications related to the same. “Business Day” means any day other than a Saturday, Sunday or legal holiday in connection with which banks in the States of Nebraska or Tennessee are authorized or required to close. “Calculation Period” has the meaning set forth in Section 2.10(b)(i). “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act. “Cash and Cash Equivalents” means, without duplication and calculated in accordance with the Accounting Principles, an aggregate amount equal to all unencumbered and freely usable, distributable and transferrable (without being subject to any restrictions, limitations or penalties) cash on hand in the Acquired Companies’ bank and lock box accounts (including cash resulting from the clearance of checks deposited prior to the Closing Date) and cash equivalents maturing less than 30 days after the Closing Date (solely including bank deposits, short-term market securities, investment accounts and certificates of deposit of any member of the Acquired Companies (including, for this purpose, any cash in transit, deposited checks or other payments received but not cleared, solely to the extent ultimately cleared and a corresponding receivable has not been included in Working Capital)), net of all “cut” but un-cashed checks outstanding, drafts written or issued by or to the Acquired Companies, pending wire transfers, electronic debits, and any applicable withholding taxes or similar fees or costs incurred in repatriation of cash balances (in each case, to the extent a corresponding payable has not been included in Working Capital), but specifically excluding (a) any Client Deposits and other similarly restricted cash, and (b) any amounts representing security or similar deposits, bond guarantees, amounts held as collateral in respect of outstanding letters of credit, and amounts held in escrow or held by the Acquired Companies on behalf of third parties, but only to the extent such deposits have also been reflected through a corresponding reduction in Current Assets. “Cause” means an Identified Executive’s: (A) conviction of a felony or plea of guilty or nolo contendere (or its equivalent) with respect to a felony; (B) commission of any other act or omission that is or would reasonably be expected to be materially injurious to an Acquired Company, Purchaser, or any of their respective affiliates and involves moral turpitude, dishonesty, embezzlement, misappropriation, or fraud with respect to an Acquired Company, Purchaser, or any of their affiliates; (C) gross insubordination or repeated refusal to perform (other than any refusal resulting from an illness or other similar incapacity or disability) the duties, obligations, or functions within the scope of such Identified Executive’s employment with an Acquired Company or Purchaser (or one of its affiliates) and to the reasonable standards of an Acquired Company or Purchaser; (D) breach of fiduciary duty, duty of loyalty, or gross negligence with respect to an Acquired Company, Purchaser, or any of their affiliates; (E) breach of any written agreement with an Acquired Company, Purchaser, or any of their affiliates; (F) intentional violation of the policies of an Acquired Company, Purchaser, or any of their affiliates regarding sexual harassment, drugs, or alcohol; or (G) intentionally aiding or abetting a direct 4 4907-7785-9703.29 competitor to the disadvantage or detriment of an Acquired Company, Purchaser, or any of their affiliates. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §§ 9601-9657. “Claim” or “Claims” means any and all notices, claims, demands, complaints, Legal Proceedings, deficiencies, Orders, and Losses assessed or sustained (or delivery and notification thereof), including, without limitation, the defense or settlement of any such Claim and the enforcement of all rights to indemnification under this Agreement. “Client” means any Person that (a) is receiving or has received any products or services of the Acquired Companies; (b) is a party to any Contract with any Acquired Company for the provision of products or services that is in effect as of the Closing Date, whether or not performance has commenced; or (c) has paid any Client Deposits or other advances for products or services of the Acquired Companies that have not yet been provided. “Client Deposits” means all Client deposits and advances received by the Acquired Companies as of the Effective Time for services not yet performed or products not yet delivered, whether recorded by the Acquired Companies as a liability or as a credit in accounts receivable. “Closing” means the consummation of the Transaction in accordance herewith which shall be deemed to occur as of the release of signatures; however, for tax purposes shall be deemed to occur as of the Effective Time. “Closing Cash and Cash Equivalents” has the meaning set forth in Section 2.5(a). “Closing Date” means the date of this Agreement. “Closing Indebtedness” has the meaning set forth in Section 2.5(a). “Closing Payment” has the meaning set forth in Section 2.3(a). “Closing Transaction Expenses” has the meaning set forth in Section 2.5(a). “Closing Working Capital Deficiency” has the meaning set forth in Section 2.5(a). “Closing Working Capital Surplus” has the meaning set forth in Section 2.5(a). “Code” means the United States Internal Revenue Code of 1986, as amended. “Company” has the meaning set forth in the recitals of this Agreement. “Company Continuing Employees” has the meaning set forth in Section 5.6(a). “Company Privacy and Data Security Policies” means all of the Acquired Companies’ past or present public-facing policies, notices, and statements concerning the privacy, security, or Processing of Personal Information.

5 4907-7785-9703.29 “Computer Systems” means software, computer firmware, computer hardware, computer or information technology systems, electronic data processing systems or networks, telecommunications networks, network equipment, interfaces, platforms, peripherals, and data or information contained therein or transmitted thereby, including any outsourced systems and processes. “Consent” means any consent, authorization or approval. “Consideration Schedule” has the meaning set forth in Section 2.4. “Contract” means any contract, agreement, commitment, arrangement or understanding (whether written or oral, whether formal or informal). “Copyrights” has the meaning set forth in the definition of “Intellectual Property Right.” “Current Assets” means the current assets of the Acquired Companies as of the Effective Time, calculated without duplication and in accordance with the Accounting Principles, but specifically excluding (a) Cash and Cash Equivalents, and (b) income Tax assets and deferred Tax assets. “Current Liabilities” means the current liabilities of the Acquired Companies as of the Effective Time, calculated without duplication and in accordance with the Accounting Principles, but specifically excluding Indebtedness, income Tax liabilities, and Transaction Expenses. “Deal Communications” has the meaning set forth in Sections 7.16(b) and 7.16(c). “Debt Financing” means any debt financing of Purchaser for the purpose of funding the Transaction. “Debt Financing Sources” means the entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of any Debt Financing, or other financings in connection with the transactions contemplated hereby, including the parties to any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto, together with of their respective former, current, or future general or limited partners, direct or indirect shareholders or equity holders, managers, members, Representatives or any former, current or future general or limited partner, direct or indirect shareholder or equity holder, manager, member or Representative of any of the foregoing. “Deductible” has the meaning set forth in Section 6.4(a). “Deferred Compensation Plan” means the deferred compensation plan of the Acquired Companies that existed prior to Closing. “Deferred Compensation Plan Administrator” means The Pangburn Group. “Deferred Compensation Plan Payment” means the aggregate gross amount of benefits payable to all DCP Participants under the Deferred Compensation Plan as determined by the 6 4907-7785-9703.29 Deferred Compensation Plan Administrator in accordance with the terms of the Deferred Compensation Plan and Section 409A of the Code. For the avoidance of doubt, the Deferred Compensation Plan Payment (i) is determined on a gross basis and will be paid to participants net of applicable employee withholdings, and (ii) does not include the employer portion of any payroll taxes or any employer contributions, each of which shall be treated as Transaction Expenses to the extent provided in the definition of Transaction Expenses. “Direct Claim” has the meaning set forth in Section 6.6(c). “Disclosure Schedules” means the schedules referred to throughout this Agreement and attached hereto. “Distribution” has the meaning set forth in the recitals of this Agreement. “Earnout Objection Notice” has the meaning set forth in Section 2.10(d). “Earnout Payment” has the meaning set forth in Section 2.10(b)(ii). “Earnout Statement” has the meaning set forth in Section 2.10(c). “Earnout Threshold” has the meaning set forth in Section 2.10(b)(vii). “Effect” has the meaning set forth in the definition of “Material Adverse Effect.” “Effective Time” means 12:01 a.m. Central Time on the Closing Date. “Employee Benefit Plan” means the Acquired Companies’ employee benefit plans, policies, arrangements, and agreements, and each compensation, incentive, bonus, profit sharing, retirement (including for the avoidance of doubt the 401(k) Plan), deferred compensation (including for the avoidance of doubt the Deferred Compensation Plan), equity, phantom equity, option, equity purchase, equity appreciation right and severance plan and arrangements including employee group or executive medical, life or disability insurance of the Acquired Companies. “Employment Agreements” means every employment, contractor, consultant, severance, confidentiality or restrictive covenant agreement to which any Acquired Company is a party or with respect to which any Acquired Company has any obligation. “Employment Documents” has the meaning set forth in Section 2.7(a)(v). “Enterprise Value” means the amount of the Preliminary Purchase Price plus the Earnout Payment, if any. “Environmental and Property Matters” has the meaning set forth in Schedule 1.1. “Environmental and Property Matters Escrow Amount” means $500,000.00. “Environmental and Property Matters Escrow Release Condition” has the meaning set forth on Schedule 1.1. 7 4907-7785-9703.29 “Environmental Laws” means the applicable Laws relating to pollution or protection of the environment, including Laws relating to the emission of Environmental Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Environmental Materials including, without limitation, the Clean Water Act, the Clean Air Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and CERCLA, the Occupational Safety and Health Act and similar work exposure Laws and their state and local counterparts. “Environmental Materials” means any: (a) industrial, toxic or hazardous materials or substances; (b) pollutants, contaminants or chemicals; (c) solid wastes, including asbestos; (d) polychlorinated biphenyls, mercury, buried contaminants, chemicals, flammable or explosive materials; (e) radioactive materials; (f) petroleum or petroleum-based substances or wastes and spills or releases of petroleum products; and (g) any other chemical, pollutant, contaminant, substance or waste that is listed, regulated or whose use or manufacture is authorized, by any Governmental Entity under any Environmental Law. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Escrow Agent” means Wilmington Trust, National Association, a national association. “Escrow Agreement” means an escrow agreement, dated as of date hereof, by and among Purchaser, Sellers’ Representative and the Escrow Agent. “Escrow Amount” means the Adjustment Escrow Amount plus the Retention Escrow Amount plus the Environmental and Property Matters Escrow Amount plus the Special Indemnity Escrow Amount. “Estimated Adjustment Amount” means an amount equal to (a) Estimated Cash and Cash Equivalents, plus (b) any Estimated Working Capital Surplus, minus (c) any Estimated Working Capital Deficiency, minus (d) Estimated Indebtedness, minus (e) Estimated Transaction Expenses. “Estimated Cash and Cash Equivalents” has the meaning set forth in Section 2.4. “Estimated Indebtedness” has the meaning set forth in Section 2.4. “Estimated Transaction Expenses” has the meaning set forth in Section 2.4. “Estimated Working Capital Deficiency” has the meaning set forth in Section 2.4. “Estimated Working Capital Surplus” has the meaning set forth in Section 2.4. “Family Member” means, with respect to any individual, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of such individual. 8 4907-7785-9703.29 “FEP LLC” has the meaning set forth in the recitals of this Agreement. “FFP Inc.” has the meaning set forth in the recitals of this Agreement. “FHWA” has the meaning set forth in Section 3.25(b). “Final Adjustment Amount” means an amount equal to (a) Final Cash and Cash Equivalents, plus (b) any Final Working Capital Surplus, minus (c) any Final Working Capital Deficiency, minus (d) Final Indebtedness, minus (e) Final Transaction Expenses. “Final Adjustment Deficiency” has the meaning set forth in Section 2.5(d). “Final Adjustment Surplus” has the meaning set forth in Section 2.5(d). “Final Cash and Cash Equivalents” has the meaning set forth in Section 2.5(b). “Final Closing Statement” has the meaning set forth in Section 2.5(a). “Final Indebtedness” has the meaning set forth in Section 2.5(b). “Final Transaction Expenses” has the meaning set forth in Section 2.5(b). “Final Working Capital” is the Working Capital as of the Effective Time, as finally determined in accordance with Section 2.4 and Section 2.5. “Final Working Capital Deficiency” has the meaning set forth in Section 2.5(b). “Final Working Capital Surplus” has the meaning set forth in Section 2.5(b). “Financial Statements” means (a) the consolidated and audited balance sheet of the Acquired Companies, FFP Inc. and FEP LLC as at March 31, 2024 and the related consolidated and audited statements of cash flow, income and retained earnings and shareholders’ equity for the entire fiscal year of the Acquired Companies, FFP Inc. and FEP LLC then ended; (b) the consolidated and audited balance sheet of the Acquired Companies, FFP Inc. and FEP LLC as at March 30, 2025 and the related consolidated and audited statements of cash flow, income and retained earnings and shareholders’ equity for the entire fiscal year of the Acquired Companies, FFP Inc. and FEP LLC then ended; (c) the consolidated balance sheet of the Acquired Companies, FFP Inc. and FEP LLC as at the Most Recent Balance Sheet Date, and the related internal statements of cash flow, income and retained earnings and shareholders’ equity for the six (6)-month period then ended (including in each case all notes to such Financial Statements); and (d) the consolidated balance sheet of the Acquired Companies, FFP Inc. and FEP LLC as at December 28, 2025, and the related internal statement of income for the nine (9)-month period then ended (including in each case, except the interim statements, all notes to such Financial Statements). “FirstFleet” has the meaning set forth in the recitals of this Agreement. “FMCSA” has the meaning set forth in Section 3.25(b).

9 4907-7785-9703.29 “Fraud” of a Party or FEP LLC means actual and intentional common law fraud as defined under the Laws of the State of Delaware based on a representation or warranty set forth in ARTICLE 3 or ARTICLE 4 of this Agreement or any certificate delivered pursuant to this Agreement by such Party or in the Real Estate Purchase Agreement or any certificate delivered pursuant to the Real Estate Purchase Agreement by such Party or FEP LLC; provided, however, that Fraud shall only be deemed to exist if at the time such representation or warranty was made, it was actually known by such Party or FEP LLC to be inaccurate, and the fact that a post- Closing outcome differs from expectations shall not be evidence of Fraud to the extent the difference in outcome resulted in material respect from events or circumstances that occurred after the Closing and were not actually known prior to Closing. “Fraud” does not include any Claim for constructive or equitable fraud, negligent misrepresentation, promissory fraud, unfair dealings fraud, extra-contractual fraud, or any torts based on negligence or recklessness or similar legal theory. “Fundamental Representations” means (x) the representations and warranties set in the following sections of this Agreement: Section 3.1 (No Conflicts) (clauses (a) and (b) only), Section 3.3 (Formation, Organization, Etc.) (clause (a) only), Section 3.4 (Authority and Enforceability), Section 3.5 (Capitalization), Section 3.10 (Related Party Matters), and Section 3.16 (Brokerage); and (y) the representations and warranties set in the following sections of the Real Estate Purchase Agreement: Section 7(a) (Due Organization), Section 7(b) (Power), and 7(c) (Execution). “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time. “Good Reason” means any of the following with respect to an Identified Executive: (A) a reduction in base compensation or bonus opportunity of more than 10% compared with base compensation and bonus opportunity in effect pursuant to such Identified Executive’s Employment Agreement (or if no Employment Agreement for such Identified Executive exists, such Identified Executive’s base compensation and bonus opportunity immediately post- Closing), (B) being assigned duties materially inconsistent with such Identified Executive’s position without Identified Executive’s consent, or (C) being required to work from a location more than 30 miles from the Identified Executive’s current location (unless such other location is closer to such Identified Executive’s home). “Governmental Entity” means any government or agency, district, bureau, board, commission, court, department, official, political subdivision, tribunal, taxing authority or other instrumentality of any government, whether federal, state or local, domestic or foreign. “Gross Revenue Net FSC” has the meaning set forth in Section 2.10(b)(ix). “Indebtedness” means, without duplication of any item in this definition or included in the calculation or Transaction Expenses or Final Working Capital and calculated in accordance with the Accounting Principles, (a) any liability of the Acquired Companies (i) for borrowed money, including all interest accrued and redemption costs thereon, whether or not payable at Closing, (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation, deed of trust or mortgage) given in connection with the acquisition of, or 10 4907-7785-9703.29 exchange for, any property or assets (other than inventory or similar property acquired and consumed in the Ordinary Course of Business), (iii) for the payment of money as lessee under any lease that is (A) recorded by the Acquired Companies in the Financial Statements as of the Most Recent Balance Sheet Date as a finance lease (or, if applicable, a capital lease) for financial reporting purposes, or (B) entered into after the Most Recent Balance Sheet Date and that, in accordance with the Accounting Principles, would have been classified by the Acquired Companies as, a finance lease for financial reporting purposes, including fifty percent (50%) of all prepayment penalties under such leases contemplated by (A) and (B), to the extent triggered in connection with the Transaction, and excluding any obligations under leases that are recorded by the Acquired Companies as operating leases (right to use obligations), (iv) for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction, in each case, to the extent drawn upon in excess of any cash collateral in respect thereof, (v) for the deferred purchase price of property, goods or services (other than the amount of trade payables or other expenses actually included in the calculation of Final Working Capital), but including any deferred purchase price liabilities, earnouts, contingency payments, installment payments, seller notes, promissory notes, or similar liabilities, in each case, related to past acquisitions by the Company and, for the avoidance of doubt, in each case, whether or not contingent), (vi) any payroll taxes deferred pursuant to the CARES Act, (vii) deferred rent obligations, (viii) any liability or obligation secured by a Restriction (other than a Permitted Lien) upon the Shares, the Subsidiary Shares, or any property owned by the Acquired Companies, (ix) any Undelivered Contract Obligations, or (x) under interest rate, fuel swap or currency swap transactions (valued at the termination value thereof); (b) any liability described in the preceding clause (a) of any other Person that is directly or indirectly guaranteed as to payment of principal or interest by the Acquired Companies or in effect guaranteed by the Acquired Companies through an agreement, contingent or otherwise, to purchase, repurchase or pay the related indebtedness or to pledge any security therefor; (c) any liability or obligation that is secured by a Restriction upon the Shares; and (d) any amendment, renewal, extension, revision or refunding of any such liability or obligation; provided, that, notwithstanding any other provision in this Agreement, in no event shall the calculation of Indebtedness include (x) the amount of any liabilities included in the definition of “Transaction Expenses” that are actually included in the calculation of Transaction Expenses on the Final Closing Statement (as finally determined); or (y) any notes receivable from any Related Party of Sellers or the Acquired Companies distributed to any Seller prior to the Closing, without any further or other liability on the part of the Acquired Companies. “Indemnified Party” has the meaning set forth in Section 6.4. “Indemnifying Party” has the meaning set forth in Section 6.4. “Independent Accountant” means an independent nationally recognized accounting firm mutually agreed to by the Sellers’ Representative and the Purchaser. “Information” has the meaning set forth in the definition of “Intellectual Property Right.” “Intellectual Property Right” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (i) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, 11 4907-7785-9703.29 continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Entity-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (ii) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (iii) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”); (iv) internet domain names and social media account or user names (including “handles”), whether or not Trademarks, all associated web addresses, URLs, websites and web pages, social media accounts and pages, and all content and data thereon or relating thereto, whether or not Copyrights; (v) trade secrets (as such are defined under applicable state and federal law) (“Trade Secrets”), know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Information”); (vi) computer programs, operating systems, applications, firmware, and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; (vii) rights of publicity; and (viii) all other intellectual or industrial property and proprietary rights. “Interactive Logistics” has the meaning set forth in the recitals of this Agreement. “IP Agreements” has the meaning set forth in Section 3.22(c). “IP Contributor” has the meaning set forth in Section 3.22(g). “Key Employee” has the meaning set forth in Section 2.7(a)(v). “Labor Agreement” means any collective bargaining agreement to which any Acquired Company is a party or with respect to which any Acquired Company has any obligation. “Law” or “Laws” means any constitutional provision, statute or other law, rule, regulation, ordinance or rule of any Governmental Entity and any Order, whether domestic or foreign. “Leased Real Property” has the meaning set forth in Section 3.21(b). “Legal Proceedings” means any judicial, administrative or arbitral actions, suits, proceedings (public or private) or Claims or any other proceedings, in each case, by or before a Governmental Entity. “Location A” has the meaning set forth on Exhibit C. “Loss Adjustment Expenses” means all reasonable and documented fees, costs, and expenses incurred in the investigation, defense, settlement, or resolution of the Special Indemnity Matter (including reasonable attorneys’ fees and expert costs). For the Special Indemnity Matter, Loss Adjustment Expenses shall be allocated pro rata to, and borne by, the Party or layer(s) 12 4907-7785-9703.29 responsible for the associated settlement or judgment amount, treating any payment from the Special Indemnity Escrow Amount as a payment by the Sellers. Notwithstanding the foregoing, solely with respect to the Special Indemnity Matter, (x) any amounts, if any, funded or borne by Purchaser in excess of the Special Indemnity Matter Cap, and (y) any amounts paid, reimbursed, or advanced by any insurer (including under the R&W Policy or any other insurance), shall be disregarded and excluded for all purposes of determining the pro rata allocation of Loss Adjustment Expenses, and shall not be treated as borne by any Party or layer. For clarity, Loss Adjustment Expenses shall be allocated and borne as provided in Section 6.4(b)(iii) but shall not be limited by, count toward, or reduce the Special Indemnity Matter Cap. Notwithstanding anything to the contrary herein, the Sellers’ aggregate responsibility for Loss Adjustment Expenses with respect to the Special Indemnity Matter (inclusive of any Loss Adjustment Expenses paid from the Special Indemnity Escrow Amount and any Earnout offsets applied thereto) shall not exceed two million dollars ($2,000,000) in the aggregate. “Loss Runs” means loss history reports issued by the applicable insurer or third‑party administrator reflecting claims made under the applicable policies, including general information regarding claim status and associated amounts. “Losses” means any and all losses, damages, debts, liabilities, obligations, deficiencies, penalties, interest, amounts paid in connection with Claims, amounts paid in settlement, costs (including court costs) and expenses, including reasonable attorneys’ and other reasonable professionals’ fees and disbursements and other amounts paid or incurred in connection with the enforcement of rights (whether by Law or pursuant to this Agreement) to recover Losses but shall not include any punitive damages (other than to the extent punitive damages are paid or payable in connection with any Third Party Claims). “Made Available” or “Made Available in the Data Room” means either (i) uploaded to the virtual data room maintained by the Sellers for the transactions contemplated hereby in a manner accessible to Purchaser and its Representatives no later than 5:00 p.m. Central Time on January 25, 2026, and remaining continuously accessible through the Closing, with an index or audit log reflecting the upload date, or (ii) identified on Schedule 1.3 hereof; provided, that any Undelivered Contract is automatically exempted from any Made Available or Made Available in the Data Room statement. “Material Adverse Effect” means, with respect to any Person, any effect, fact, condition, event, occurrence, development, or change (each, an “Effect”) that, when considered individually or in the aggregate with all other such Effects, has had or would reasonably be expected to have, a material and adverse effect on the business, condition (financial or otherwise) or results of operations of the applicable Person, taken as a whole; provided, that solely for purposes of this definition none of the following shall constitute or be deemed to contribute to a Material Adverse Effect: (a) changes in applicable Laws or GAAP (or the interpretation of GAAP) after the date hereof; (b) changes after the date hereof in general economic, business, labor or regulatory conditions, or changes in securities, credit or other financial markets, including interest rates or exchange rates, in the United States, regionally, locally or globally; (c) changes after the date hereof in global, national, regional or local political conditions (including the outbreak or escalation of war (whether or not declared) or hostilities, military action, sabotage or acts of

13 4907-7785-9703.29 terrorism), (d) changes after the date hereof due to natural disasters or weather conditions, or due to the outbreak or worsening of any epidemic, pandemic or other health crisis; (e) the occurrence after the date hereof of any military or terrorist attack, whether inside or outside the United States; (f) the taking of any action required by this Agreement or the Transaction Documents or the announcement of this Agreement or the transactions contemplated hereby, the identity, in and of itself, of Purchaser or any of its Affiliates, including the impact thereof on the relationships, contractual or otherwise, of the Business or the Acquired Companies with employees, financing sources, customers, suppliers, partners, Governmental Entities or other business relationships; or (g) the failure of the financial or operating performance of the Acquired Companies to meet internal or external projections, forecasts, expectations or budgets for any period (provided that the underlying facts or circumstances giving rise to such failure may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded by this definition); except in the case of clauses (a), (b), (c), (d) or (e), to the extent such Effect has had or would reasonably be expected to have a disproportionate impact on the business, condition (financial or otherwise) or results of operations of the Person specified, relative to other affected participants in the industries in which the Person specified operates. “Material Contract” has the meaning set forth in Section 3.11(a). “Material Customer” means any of the top four (4) Clients to whom the Acquired Companies provided any products or services measured by aggregate dollar amount received by the Business from such Clients during the periods set forth in Section 3.20(a). “Material Supplier” means any of the top ten (10) Suppliers that provided to the Acquired Companies (or the Business if provided to a Seller or an Affiliate for the benefit of the Acquired Companies) products or services measured by aggregate dollar amount paid by the Acquired Companies (or Sellers or an Affiliate for the benefit of the Acquired Companies) to such Suppliers during the periods set forth in Section 3.20(b). “Maximum Earnout Payment” has the meaning set forth in Section 2.10(b)(ix). “Mobile Applications” has the meaning set forth in Section 3.22(i). “Most Recent Balance Sheet” means the consolidated balance sheet of the Acquired Companies as of the Most Recent Balance Sheet Date. “Most Recent Balance Sheet Date” means September 28, 2025. “NPL” means the National Priorities List under CERCLA. “Objection Notice” has the meaning set forth in Section 2.5(b). “Officer’s Certificate” has the meaning set forth in Section 2.7(a)(iii). “Order” means any decree, injunction, judgment, order, award, ruling, assessment or writ by a court, administrative agency, other Governmental Entity, arbitrator or arbitration panel. “Ordinary Course of Business” means, with respect to a Person, any action taken by, or 14 4907-7785-9703.29 the conduct of, such Person that is: (i) consistent with the past practices of such Person in the ordinary course of normal operations of such Person; and (ii) in accordance with applicable Law in all material respects. “Organizational Chart” has the meaning set forth in Section 3.5. “Organizational Documents” means, with respect to any Person, (a) all voting agreements, buy-sell agreements, and other agreements by and between any Person and its owners or by and among a Person’s owners concerning the ownership or management of such Person; (b) (i) the articles or certificates of incorporation and the by-laws of a corporation, (ii) the partnership agreement and any statement of partnership of a general partnership, (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (iv) the operating or limited liability company agreement and the certificate of formation or articles of organization of a limited liability company, (v) any charter, joint venture agreement or similar document adopted or filed in connection with the creation, formation or organization of a Person that is not a natural person (including trusts and entities formed outside the United States) and any document governing the internal affairs of such Person, and (c) any amendment to or equivalent of any of the foregoing. “Other Excluded Matters” means the matters set forth on Schedule 1.1. “Owned Real Property” has the meaning set forth in Section 3.21(a). “Party” or “Parties” means Purchaser, each Seller, and the Sellers’ Representative, individually and collectively. “Patents” has the meaning set forth in the definition of “Intellectual Property Right.” “Payoff Letters” means payoff letters from lenders or other creditors who hold Indebtedness of the Acquired Companies that will be paid off at Closing upon such terms and conditions as are reasonably acceptable to the Purchaser. The Payoff Letters shall have been delivered to the Purchaser no less than three (3) Business Days prior to the Closing Date. “Permit” or “Permits” means all permits, industry-specific certifications, licenses, franchises, security clearances, orders, registrations, certificates, consents and other authorizations or approvals obtained from a Governmental Entity, quasi-Governmental Entity, and any pending applications for the same. “Permitted Liens” means (a) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other similar statutory Restrictions arising in the Ordinary Course of Business which relate to amounts that are not yet due and payable as of the Closing Date or that are being contested in good faith by any member of the Acquired Companies by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (b) Restrictions for Taxes, assessments or other governmental charges not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (c) Restrictions arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the Ordinary Course of Business, in each case solely encumbering the equipment financed or 15 4907-7785-9703.29 leased thereunder, not securing any other obligations, not created in contemplation of the Transaction, with no existing defaults or events of default, that are not, individually or in the aggregate, material to the Business, and that are not the result of delinquent payments; (d) zoning, entitlement and other similar land use regulations imposed by any Governmental Entity having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the operation of the Acquired Companies’ Business thereon and do not, individually or in the aggregate, materially impair the current use, occupancy, value or marketability of such real property; (e) Restrictions that have been placed by any developer, landlord or other third party on property owned by third parties over which any member of the Acquired Companies has easement or access rights (and any subordination or similar agreements relating thereto), in each case not materially interfering with the ordinary conduct of the Business; (f) Restrictions incurred or deposits made in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance, social security or other similar obligations; (g) non-exclusive licenses of Intellectual Property Rights granted to customers in the Ordinary Course of Business; and (h) transfer restrictions under applicable securities Laws that have not been violated. “Person” or “Persons” means any individual, partnership, joint venture, corporation, limited liability company, trust, estate, unincorporated organization or Governmental Entity. “Personal Information” means any information that identifies or, alone or in combination with any other information, could reasonably be used to identify, locate, or contact a natural Person, or any other information that is considered “personally identifiable information,” “personal information,” or “personal data” under applicable Laws. “PPP” means the Paycheck Protection Program as implemented by the U.S. Small Business Administration. “Pre-Closing Period” means any period that ends before the Closing or, with respect to a period that includes the Closing, the portion of such period through the day before the Closing Date. “Preliminary Closing Statement” has the meaning set forth in Section 2.4. “Preliminary Purchase Price” has the meaning set forth in Section 2.2. “Processing” means the collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer, protection, disclosure, destruction, or disposal of Personal Information. “Proprietary and Confidential Information” means any non-public, confidential, or proprietary information of the Acquired Companies that is not generally known to the public or to the Acquired Companies’ competitors in the industry and is used in the Business. “Proprietary and Confidential Information” includes but is not limited to, the following (to the extent not generally known to the public or to the Acquired Companies’ competitors in the industry and used in the Business): Information, Client lists, Prospective Client lists, Supplier lists, referral source lists, computer software or data of any sort developed or compiled by the Company, algorithms, source or other computer code, requirements and specifications, procedures, security 16 4907-7785-9703.29 practices, regulatory compliance information, personnel matters, drawings, specifications, instructions, techniques, formulae, costs, profits or margin information, markets, sales, pricing policies, operational methods, plans for future development, data drawings, samples, products, the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Acquired Companies with respect to the Business. “Proprietary Software” has the meaning set forth in Section 3.22(g). “Prospective Client” means, at any particular time, any Person to whom the Acquired Companies, through any of the Acquired Companies’ officers, employees, agents or consultants (or any Person acting in a similar capacity), during the twelve (12) months preceding such date, has offered (by means of a personal meeting, telephone call, letter, email, written proposal or other direct communication, but excluding blanket mailing/emailing or advertising) to provide the services and/or sell or market the products or services of the Acquired Companies, unless such Person has declined to contract for or otherwise receive such products or services. “Purchase Price” has the meaning set forth in Section 2.2. “Purchaser” has the meaning set forth in the preamble to this Agreement. “Purchaser Benefit Plans” has the meaning set forth in Section 5.6(a). “Purchaser Indemnified Parties” means Purchaser and its managers, shareholders, members, officers, directors, partners, employees, Affiliates, agents, successors and assigns. “Purchaser Released Parties” or “Purchaser Released Party” has the meaning set forth in Section 5.5. “R&W Policy” has the meaning set forth in Section 6.5. “Real Estate Purchase Agreement” has the meaning set forth in Section 2.7(a)(xiii). “Related Party” has the meaning set forth in Section 7.15. “Representatives” means, with respect to a Person, such Person’s Affiliates and their respective directors, managers, officers, employees, attorneys, accountants, representatives, financial advisors, lenders or other sources of debt financing, consultants, and other agents. “Restrictions” means all liens, pledges, encumbrances, security interests, voting trusts, options, warrants, calls, restrictions, charges and rights of first refusal or other encumbrances of any kind. “Restrictive Covenant Agreements” has the meaning set forth in Section 2.7(a)(xii). “Retention Bonus Payroll Taxes” means the employer portion of payroll taxes due with respect to the Retention Bonuses (and including, for the avoidance of doubt, the employer portion of any contributions payable to the Employee Benefit Plans in connection with the payment of the Retention Bonuses, if any).

17 4907-7785-9703.29 “Retention Bonuses” means Transaction Bonuses that are scheduled to be paid on or after June 30, 2026 as set forth on Schedule 1.2. “Retention Escrow Amount” means $525,000. “Revenue Equipment” means all commercial trucks, tractors, and trailers of all types used by the Acquired Companies for the transportation of goods for the Acquired Companies’ customers. “Scudder Law Firm” has the meaning set forth in Section 7.16(a). “Securities Act” means the Securities Act of 1933, as amended. “Security Incident” means an occurrence where Personal Information in the possession or control of the Acquired Companies, or held or Processed by any vendor, processor, or other third party for or on behalf of the Acquired Companies, has been subject to any data or security breach or unauthorized access, disclosure, use, loss, denial or loss of use, alteration, destruction, compromise, or unauthorized Processing. “Seller” means each of Wilson, the Wilson Family Trust, the Wilson Family Exempt Trust, and the Wilson Children Trust, individually, and “Sellers” means all such Persons collectively. “Seller Indemnified Parties” means Sellers and their respective Affiliates, agents, successors and assigns. “Seller Releasors” or “Seller Releasor” has the meaning set forth in Section 5.5. “Seller Trust” means each of the Wilson Children Trust, the Wilson Family Exempt Trust and the Wilson Family Trust, individually, and “Seller Trusts” means all such Persons collectively. “Sellers’ Representative” has the meaning set forth in the preamble to this Agreement. “Shares” has the meaning set forth in the recitals of this Agreement. “Special Indemnity Escrow Amount” means $5,000,000, which constitutes the first source of recovery for Losses arising out of the Special Indemnity Matter and shall be applied as provided in Section 6.4(b)(iii) and Section 6.9(c). For allocation purposes under this Agreement, amounts paid from the Special Indemnity Escrow Amount shall be treated as paid by the Sellers. “Special Indemnity Escrow Release Condition” has the meaning set forth on Schedule 1.1. “Special Indemnity Matter” has the meaning set forth on Schedule 1.1. “Special Indemnity Matter Cap” means $15,000,000, which shall be the aggregate cap on the total settlement and judgment amounts recoverable for the Special Indemnity Matter from all 18 4907-7785-9703.29 sources under this Agreement, inclusive of the Special Indemnity Escrow Amount, the Special Indemnity Seller Layer, and the Special Indemnity Purchaser Layer, and net of insurance and other recoveries as set forth in Section 6.4(c). For the avoidance of doubt, Loss Adjustment Expenses are excluded from, do not count toward, and shall not reduce the Special Indemnity Matter Cap. “Special Indemnity Purchaser Layer” means the next $5,000,000 of Losses for the Special Indemnity Matter after exhaustion of the Special Indemnity Escrow Amount and the Special Indemnity Seller Layer, for which Purchaser shall be liable, as provided in Section 6.4(b)(iii). “Special Indemnity Seller Cap” has the meaning set forth in Section 6.4(b)(iii). “Special Indemnity Seller Layer” means up to the next $5,000,000 of Losses for the Special Indemnity Matter after exhaustion of the Special Indemnity Escrow Amount, payable solely from any Earnout Amount actually earned. “Special Indemnity Waterfall” means the agreed order and sources of recovery for Losses arising out of the Special Indemnity Matter set forth in Section 6.4(b)(iii). “Specific Policies” has the meaning set forth in the definition of “Accounting Principles.” “Straddle Period” has the meaning set forth in Section 5.3(d). “Subsidiary Shares” has the meaning set forth in Section 3.5. “Supplier” means any Person (other than another Acquired Company or FEP LLC) which is or was a supplier of any product or service, including subcontractors, sub-consultants, and vendors to the Acquired Companies or which, prior to the Closing Date, was a supplier to, or subcontractor or consultant of, the Acquired Companies within twelve (12) months prior to the Closing Date; provided, however, that “Supplier” is meant to include only Persons who provide or provided the Acquired Companies with goods and services specific to the Business (including certain banking and lending providers) and does not include generic suppliers of stationery or office equipment, insurance companies, landlords, utilities, healthcare providers, lawyers, accountants and other suppliers of generic goods and services. “Tax” or “Taxes” means all federal, state, local and foreign taxes, charges, fees, levies, deficiencies or other assessments of whatever kind or nature imposed by any Governmental Entity (including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, actions, duties, payroll, employment, unemployment, excise, estimated, severance, stamp, occupation, real property, personal property, intangible property, commercial activity, occupancy, recording, minimum, Unclaimed Property, environmental and windfall profits taxes), including any liability therefore as a result of Treasury Regulation Section 1.1502-6 or any similar provision of applicable Law, or as a result of any Tax sharing or similar agreement, by reason of being a successor-in-interest or transferee of another entity, together with any interest, penalties, additions to tax or additional amount imposed by any federal, state, local or foreign taxing authority. 19 4907-7785-9703.29 “Tax Proceeding” means an audit, examination, investigation, or Legal Proceeding relating to any Tax or Tax Return of the Acquired Companies or the Affiliated Group, which, for the avoidance of doubt, excludes any Legal Proceeding relating to any Tax or Tax Return of any Seller (except to the extent such proceeding could reasonably be expected to result in any liability of, or the imposition of any lien upon the assets of, or otherwise adversely affect the Pre- Closing Taxes, Tax attributes (including net operating losses, credit carryforwards, earnings and profits, or basis), or Tax position of, any Acquired Company or Purchaser). “Tax Return” includes any return, declaration, report, Claim for refund or credit, information return or statement, and any amendment thereto, including any consolidated, combined, unitary or separate return or other document (including any related or supporting information or schedule), filed on or required to be filed with any Governmental Entity in connection with the determination, assessment, collection or payment of Taxes or the administration of any Laws covered by Laws or administrative requirements relating to Taxes. “Third Party” means any Person that is not a Party. “TRAC” has the meaning set forth in Section 3.27(a). “TRAC Lease” or “TRAC Leases” has the meaning set forth in Section 3.27(a). “Trade Secrets” has the meaning set forth in the definition of “Intellectual Property Right.” “Trademarks” has the meaning set forth in the definition of “Intellectual Property Right.” “Transaction” means the transactions contemplated by this Agreement and the other Transaction Documents. “Transaction Bonuses” means a payment to the persons, in the amounts, and at the times set forth on Schedule 1.2. “Transaction Documents” means, collectively, this Agreement, the Escrow Agreement, the Employment Documents, the Restrictive Covenant Agreements, the Real Estate Purchase Agreement, and any other agreement, certificate, instrument, or other document delivered in connection with this Agreement or the Transaction. “Transaction Expenses” means, without duplication of any item in this definition or amounts included in the calculation or Indebtedness or Final Working Capital, all out-of-pocket fees, costs and expenses incurred or otherwise payable by the Acquired Companies, whether on behalf of any Seller, the Sellers’ Representative or the Acquired Companies, and unpaid prior to Closing in connection with the negotiation, documentation and consummation of the Transaction, in each case to the extent incurred and unpaid as of the Closing Date, including (a) fees and expenses of attorneys (including fees and expenses of attorneys representing the Acquired Companies’ management team in connection with the Transaction), accountants, investment bankers and other advisors (including all indemnification or other obligations under engagement letters or agreements with brokers or investment bankers); (b) the Transaction Bonuses and any other change-of-control, retention, success fee, severance, bonus, unit 20 4907-7785-9703.29 appreciation, phantom equity or profit participation payments or similar obligations owed to any current or former employee, officer, director, or other service provider of the Acquired Companies, together with the employer portion of any FICA and Medicare payroll Taxes due (and expressly excluding any federal or state unemployment Taxes) and the employer portion of any contributions payable to the Employee Benefit Plans in connection with any of the foregoing (except for the Retention Bonus Payroll Taxes and any federal or state unemployment Taxes on the Transaction Bonuses, if any, which shall be expenses of the Purchaser); (c) any liability in respect of deferred compensation for services, including, but not limited to, the Deferred Compensation Plan (including the employer portion of any payroll Taxes due and the employer portion of any contributions payable to the Employee Benefit Plans, in each case, only to the extent that such amounts have not already been paid or accrued), (d) any costs, fees or other expenses incurred in connection with obtaining any Consent or terminating any Contract, provided, however, that any Consents required solely in connection with any action by Purchaser or its Affiliates that is not required to consummate the Transaction shall not be included for purposes of this clause (d) of this definition of Transaction Expenses; (e) fifty percent (50%) of the Transfer Taxes, (f) fifty percent (50%) of the fees, costs and expenses payable to the Escrow Agent; and (g) fifty percent (50%) of the premium, cost and expense of obtaining the R&W Policy. “Transaction Invoices” has the meaning set forth in Section 2.7(a)(viii). “Transfer Taxes” has the meaning set forth in Section 5.3(c). “Trust Certificates” has the meaning set forth in Section 2.7(a)(xi). “Unclaimed Property” means property, including cash, which is required under the escheat Laws of the state or locality (or any similar or corresponding Law of a state or locality) to be remitted to a Governmental Entity due to its being unclaimed or undelivered after a certain period of time. “Undelivered Contract” means any Contract that is listed in the Disclosure Schedules but that is not Made Available to Purchaser. “Undelivered Contract Obligations” means, with respect to any Undelivered Contract: (i) any payment obligations not in the ordinary course of business, including any change-of-control, consent, novation or assignment fees, termination or break fees, liquidated damages, make-whole amounts, penalties, success fees, acceleration amounts, or similar extraordinary charges that become due as a result of the consummation of the transactions contemplated by this Agreement or the failure to deliver such contract; (ii) any liability, loss, cost, or expense arising from or relating to any breach, default, nonperformance, or failure to obtain any required consent, waiver, or novation under such Undelivered Contract to the extent attributable to periods prior to the Closing, the consummation of the transactions contemplated by this Agreement, or the failure to deliver such contract; and (iii) any material non-monetary, off-market, or unusual covenants, obligations, restrictions, or rights binding on the Acquired Companies under such Undelivered Contract (whether or not separately stated as fees), including any exclusivity or requirements obligations, most-favored-nation or price protection, rights of first refusal/offer, standstill or no- shop, non-compete or non-solicit, take-or-pay or minimum volume commitments, output or

21 4907-7785-9703.29 capacity commitments, unusual “evergreen” renewal or asymmetric termination provisions, unusual audit/inspection or step-in rights, unusual indemnities or guarantees, cross-defaults or cross-collateralization, grants of liens or security interests, or assignment/change-of-control restrictions triggered by the transactions contemplated by this Agreement or the failure to deliver such contract. For the avoidance of doubt, Undelivered Contract Obligations exclude amounts payable for goods or services provided in the ordinary course of business pursuant to such contract that are not affected by any of the foregoing. “Wilson” has the meaning set forth in the preamble to this Agreement. “Wilson Children Trust” has the meaning set forth in the preamble to this Agreement. “Wilson Family Exempt Trust” has the meaning set forth in the preamble to this Agreement. “Wilson Family Trust” has the meaning set forth in the preamble to this Agreement. “Working Capital” means (a) the sum of the Current Assets minus (b) the sum of Current Liabilities, in each case, as of the Effective Time and calculated in accordance with the Accounting Principles. Set forth on Exhibit B is a sample calculation of Working Capital. “Working Capital Deficiency” means the amount, if any, by which Working Capital is less than ninety five percent (95%) of the Working Capital Target. “Working Capital Surplus” means the amount, if any, by which Working Capital exceeds one hundred five percent (105%) of the Working Capital Target. “Working Capital Target” means $59,121,486. 1.2. Terms Generally; Certain Rules of Construction. Definitions in this Agreement and the other Transaction Documents shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The term “dollars” and “$” means United States Dollars. Any accounting term not defined in this Agreement shall have the meaning ascribed to such term in the Accounting Principles, as applicable, or otherwise in accordance with GAAP. All references in this Agreement or any other Transaction Document to Sections, Appendices, Exhibits and Disclosure Schedules shall be deemed references to Sections of, and Exhibits, Appendices and Disclosure Schedules to this Agreement or any other Transaction Document in which used, except as otherwise provided. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to the “Articles of Incorporation”, “Bylaws” or other organizational or constituent documents of any Person, to any Contract, instrument or document or to any Law or any specific section or other provision thereof, shall be deemed a reference to the foregoing as amended and supplemented through such time (and, in the case of a Law or specific section or other provision thereof, to any successor of such Law, section or other provision). Any reference in this Agreement to a “day” or number of “days” (without the explicit qualification of “Business Day”) shall be interpreted as a reference to a calendar day or number of calendar days. If any 22 4907-7785-9703.29 action is required to be taken or notice is required to be given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deemed timely if it is taken or given on or before the next Business Day. Unless otherwise expressly provided herein or unless the context shall otherwise require, any provision using a defined term which is based on a specified relationship between one Person and one or more other Persons shall, as of any time, refer only to such Persons who have the specified relationship as of that particular time. Expressions, in any form, regarding the “knowledge of” Sellers or the Acquired Companies with regard to any matter refer to either the actual knowledge of any of Sellers or Paul Wilson, Daniel Piper or David Beeny, or what such Person would reasonably be expected to have knowledge of after reasonable inquiry. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. ARTICLE 2 PURCHASE AND SALE OF SHARES 2.1. Sale and Delivery. At the Closing, on the terms and subject to the conditions set forth in this Agreement, Sellers shall sell and deliver to Purchaser, and Purchaser shall purchase and accept from Sellers, all of the Shares, free and clear of all Restrictions (other than transfer restrictions under applicable securities Laws that have not been violated), in exchange for the Purchase Price. 2.2. Purchase Price. The aggregate consideration payable hereunder to Sellers for the Shares (such aggregate consideration, the “Purchase Price”) is equal to (a) $210,000,000 (“Preliminary Purchase Price”); minus (b) the absolute value of the Final Adjustment Amount, if the Final Adjustment Amount is negative; plus (c) the Final Adjustment Amount, if the Final Adjustment Amount is positive; plus (d) the Earnout Payment, if any, as determined in accordance with Section 2.10. 2.3. Closing Payment. (a) At the Closing, Purchaser shall pay the Closing Payment to the Sellers’ Representative (for further distribution to the Sellers) by wire transfer of immediately available funds to accounts delivered to Purchaser in writing at least two (2) Business Days prior to the Closing and designated by the Sellers’ Representative on the Consideration Schedule. For purposes of this Agreement, the “Closing Payment” shall mean an aggregate amount of cash equal to (i) the Preliminary Purchase Price; minus (ii) the Escrow Amount; minus (iii) the absolute value of the Estimated Adjustment Amount, if the Estimated Adjustment Amount is negative; plus (iv) the Estimated Adjustment Amount, if the Estimated Adjustment Amount is positive. (b) At the Closing, Purchaser will make the following payments as indicated below: 23 4907-7785-9703.29 (i) The Escrow Amount to the Escrow Agent in accordance with the Escrow Agreement; (ii) The amount of Estimated Indebtedness payable to the payees set forth in the Payoff Letters in accordance with the terms thereof; (iii) The Estimated Transaction Expenses to the payees thereof, including to the extent applicable to those payees thereof in accordance with the Transaction Invoices, provided, however, that (x) the Transaction Bonuses (other than the Retention Bonuses, which amounts shall be included in the calculation of Transaction Expenses but retained by Purchaser until such time as they are due to be paid), and all other amounts, if any, to be paid to current or former employees by the Acquired Companies as a result of the consummation of the Transaction (including change of control payments, stay bonuses, retention bonuses, phantom equity payments, and similar liabilities payable in connection with the Transaction), together with the employer portion of any FICA and Medicare payroll Taxes due thereon (except for the Retention Bonus Payroll Taxes and any federal or state unemployment Taxes on the Transaction Bonuses, if any, which shall be expenses of the Purchaser) and the employer portion of any contributions payable to the Employee Benefit Plans, if any, shall be paid by Purchaser to the payroll account of the Acquired Companies for subsequent payment by the Acquired Companies to the appropriate current or former employee (less applicable withholding) and the remittance of any payroll Taxes in accordance with applicable Laws on the Closing Date, or if not practical, within two (2) Business Days thereafter, and (y) Purchaser’s obligations with respect to Retention Bonuses and with respect to the Deferred Compensation Plan Payment (which amounts shall be included in the calculation of Transaction Expenses but retained by Purchaser until such time as they are due to be paid) are set forth in Section 5.9; and (iv) The Closing Payment to the Sellers’ Representative (for further distribution to the Sellers) by wire transfer of immediately available funds to the accounts delivered to Purchaser in writing at least two (2) Business Days prior to the Closing and designated by the Sellers’ Representative on the Consideration Schedule. 2.4. Preliminary Closing Statement. No less than two (2) Business Days prior to the date hereof, on behalf of the Sellers the Sellers’ Representative prepared, or caused to be prepared, and delivered to Purchaser the written statement that is attached hereto as Schedule 2.4 (the “Preliminary Closing Statement”), which includes and sets forth (a) a good faith estimate of the following: (i) the estimated Indebtedness of the Acquired Companies as of immediately prior to the Closing (the “Estimated Indebtedness”); (ii) the amount of Working Capital Surplus or Working Capital Deficiency of the Acquired Companies as of the Effective Time (the “Estimated Working Capital Surplus” or “Estimated Working Capital Deficiency”, respectively); (iii) the amount of Cash and Cash Equivalents of the Acquired Companies as of the Effective Time (the “Estimated Cash and Cash Equivalents”); and (iv) the amount of unpaid Transaction Expenses of the Acquired Companies as of immediately prior to the Closing (the “Estimated Transaction Expenses”); and (b) on the basis of the foregoing, a calculation of the Closing Payment, together with wire transfer information for delivery of such amounts to the Sellers’ Representative for further distribution to the Sellers (the “Consideration Schedule”). The 24 4907-7785-9703.29 Preliminary Closing Statement was prepared in accordance with the Accounting Principles. The Purchaser shall be entitled to conclusively rely on the Consideration Schedule delivered by the Sellers’ Representative, and the Purchaser shall be relieved from any liability to any Person for any payments made pursuant to this Agreement in accordance with, and in reliance on, the Consideration Schedule. 2.5. Final Closing Statement. (a) Within ninety (90) days after the Closing Date, Purchaser shall prepare, or cause to be prepared, and deliver to Sellers’ Representative a closing statement (the “Final Closing Statement”) that shall include the following amounts: (i) the amount of Cash and Cash Equivalents of the Acquired Companies as of the Effective Time (“Closing Cash and Cash Equivalents”); provided, that Closing Cash and Cash Equivalents shall be reduced for any uses of Cash and Cash Equivalents at the direction of Sellers to pay (A) any Indebtedness, (B) any Transaction Expenses or (C) any Taxes or Tax liabilities, in each case between the Closing and the Effective Time (and to the extent not otherwise reflected as a reduction in the Purchase Price adjustment through Indebtedness, Transaction Expenses, or Working Capital); (ii) the amount of Working Capital Surplus or Working Capital Deficiency of the Acquired Companies as of the Effective Time (“Closing Working Capital Surplus” or “Closing Working Capital Deficiency”); (iii) the amount of unpaid Indebtedness of the Acquired Companies as of immediately prior to the Closing (“Closing Indebtedness”); and (iv) the amount of unpaid Transaction Expenses as of immediately prior to the Closing (“Closing Transaction Expenses”). The Final Closing Statement shall be prepared in accordance with the Accounting Principles. For the avoidance of doubt, the calculation of the components of the Final Closing Statement shall disregard any actions taken by the Purchaser on the Closing Date or between the Closing and the Effective Time (including any cash funded to the balance sheet of the Acquired Companies by the Purchaser or Indebtedness incurred by or at the direction of the Purchaser). (b) If within thirty (30) days following delivery of the Final Closing Statement to Sellers’ Representative, Sellers’ Representative has not delivered to Purchaser written notice (an “Objection Notice”) of any objections to the Final Closing Statement (such Objection Notice must contain a statement describing in reasonable detail under the circumstances the basis and the dollar amount of such objections), then Closing Cash and Cash Equivalents, Closing Working Capital Surplus or Closing Working Capital Deficiency, as applicable, Closing Indebtedness and Closing Transaction Expenses as set forth in such Final Closing Statement shall be deemed final and conclusive and shall be “Final Transaction Expenses”, “Final Indebtedness”, “Final Working Capital Surplus” or “Final Working Capital Deficiency”, and “Final Cash and Cash Equivalents”, respectively. During such thirty (30)-day period, Purchaser (a) will provide Sellers’ Representative and its Representatives with reasonable access to the Books and Records, together with any other any documentary materials and analyses used in preparation of the Final Closing Statement, and (b) will, and will use its commercially reasonable efforts to cause, its employees, personnel, accountants, and other Representatives to, reasonably cooperate with and assist Sellers’ Representative and its accountants and other Representatives in connection with such review, including by providing reasonable access to any Books and Records and other relevant materials and making available personnel to the extent reasonably requested, in each case, upon reasonable notice and during normal business hours. Purchaser agrees that, following the Closing through the date that the Final Closing

25 4907-7785-9703.29 Statement becomes final, binding and conclusive on all Parties in accordance with this Section 2.5, it will maintain records in a manner that is consistent with the past practice of the Acquired Companies to the extent required to meet Purchaser’s obligations set forth in this Section 2.5. The Final Closing Statement and Final Adjustment Amount shall be (i) prepared applying no minimum materiality limit and (ii) based on facts, circumstances and information available to Purchaser as of the date on which the Final Closing Statement is delivered by Purchaser to Sellers’ Representative with regard to conditions that existed as of immediately prior to the Closing and in accordance with the specific procedures that would be adopted at a financial year-end, including detailed analyses of accruals and cut-off procedures. (c) Following the Purchaser’s receipt of any Objection Notice, the Purchaser and the Sellers’ Representative shall negotiate in good faith to resolve such dispute. In the event that the Sellers’ Representative and the Purchaser fail to resolve all of the Sellers’ Representative’s objections set forth in the Objection Notice within thirty (30) days after the Purchaser receives the Objection Notice, the Sellers’ Representative and the Purchaser shall submit such disputed items to the Independent Accountant. The Purchaser and the Sellers’ Representative each shall provide the Independent Accountant with their respective determinations of the disputed items of Closing Transaction Expenses, Closing Indebtedness, Closing Working Capital Surplus or Closing Working Capital Deficiency, and Closing Cash and Cash Equivalents, respectively. The Independent Accountant, acting as an expert and not as an arbiter, shall make an independent determination of each disputed item, assuming compliance with the previous sentence of this Section 2.5(c), within thirty (30) days following its engagement. The Independent Accountant’s determination of each disputed item must be within the range of values proposed by the Purchaser and the Sellers’ Representative for such item, and such determinations shall be final and binding on the Parties. The fees, costs and expenses of the Independent Accountant shall be allocated between Purchaser, on the one hand, and the Sellers, jointly and severally, on the other hand, in inverse proportion to the extent to which their respective positions on the disputed items in the aggregate were not adopted by the Independent Accountant. The final determination of the Independent Accountant, as determined pursuant to this Section 2.5(c), shall be deemed the Final Transaction Expenses, Final Indebtedness, Final Working Capital Surplus or Final Working Capital Deficiency, and Final Cash and Cash Equivalents, respectively. (d) To the extent the Final Adjustment Amount exceeds the Estimated Adjustment Amount (such excess, the “Final Adjustment Surplus”), (x) Purchaser or the Acquired Companies, as determined by Purchaser, shall pay within five (5) Business Days of any such final determination the Final Adjustment Surplus to the Sellers’ Representative (for further distribution to the Sellers); and (y) Purchaser and Sellers’ Representative shall deliver joint written notice to the Escrow Agent specifying the Final Adjustment Surplus, and the Escrow Agent shall pay the Adjustment Escrow Amount to the Sellers’ Representative (for further distribution to the Sellers). To the extent that the Final Adjustment Amount is less than the Estimated Adjustment Amount (such deficiency, the “Final Adjustment Deficiency”), Purchaser and Sellers’ Representative shall deliver joint written notice to the Escrow Agent specifying the Final Adjustment Deficiency, and the Escrow Agent shall pay (i) the Final Adjustment Deficiency out of the Adjustment Escrow Amount to Purchaser in accordance with the terms of the Escrow Agreement; and (ii) the remainder, if any, of the Adjustment Escrow Amount to the Sellers’ Representative (for further distribution to the Sellers). If the Adjustment Escrow 26 4907-7785-9703.29 Amount is insufficient to cover the entire amount payable to Purchaser in connection with a Final Adjustment Deficiency, then (iii) the Escrow Agent shall distribute the entire Adjustment Escrow Amount to Purchaser; and (iv) the Sellers, jointly and severally, shall pay to Purchaser an amount equal to the Final Adjustment Deficiency minus the Adjustment Escrow Amount within five (5) Business Days after the date the Escrow Agent distributes the Adjustment Escrow Amount to Purchaser. For Tax purposes, any payment under this Section 2.5(d) shall be treated as an adjustment to the Purchase Price unless a contrary treatment is required by applicable Law. (e) Purchaser and Sellers’ Representative shall each make reasonably available to the Independent Accountant all relevant Books and Records relating to the Acquired Companies, as reasonably requested by the Independent Accountant, and shall use commercially reasonable efforts to cooperate with the Independent Accountant in resolving any disputed matters. There shall be no ex parte communications between any Party and the Independent Accountant. 2.6. Closing. The Closing of the transactions contemplated by this Agreement shall occur electronically via email and facsimile on the Closing Date and shall be effective upon release of signatures; however, for tax purposes, the Closing will be deemed to occur as of the Effective Time. All proceedings to be taken and all documents to be executed and delivered by all Parties at the Closing will be deemed to have been taken and executed simultaneously and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered. 2.7. Closing Deliverables. (a) Deliverables of Sellers. At or before the Closing, Sellers shall execute (as applicable) and deliver or cause to be executed (as applicable) and delivered to Purchaser (or other Persons where indicated) the following, each in the form indicated, if applicable, and otherwise in form satisfactory to Purchaser: (i) Duly executed stock powers and, to the extent issued, duly executed stock certificates (or affidavits of lost stock certificate) from the Sellers for the transfer of the Shares to Purchaser; (ii) Certificates of good standing or existence for the Acquired Companies in the Acquired Companies’ jurisdictions of formation; (iii) An Omnibus Officer’s Certificate for the Acquired Companies (the “Officer’s Certificate”) dated as of the Closing Date certifying and setting forth (A) an attached copy of each of the Organizational Documents of each Acquired Company and stating that none of such Organizational Documents have been amended, modified, revoked or rescinded, except to the extent included in the Officer’s Certificate; (B) the names, signatures and positions of the legally appointed directors and the officers for the Acquired Companies; and (C) a copy of the resolutions adopted by the directors and shareholders of the Acquired Companies authorizing the execution, delivery and performance of this Agreement, any agreement contemplated herein to which any 27 4907-7785-9703.29 Acquired Company is a party, and the Transaction; (iv) All Consents, and all declarations, notices, filings and registrations, contemplated by Schedule 2.7(a)(iv); (v) An employment agreement (including proprietary matters provisions) with each of the employees of the Acquired Companies set forth on Schedule 2.7(a)(v) (the “Key Employees”) in the forms agreed with Purchaser and such Key Employees (the “Employment Documents”); (vi) Resignations of each director and officer of the Acquired Companies, except as specified by Purchaser; (vii) Payoff Letters executed by all parties thereto, as applicable; (viii) An invoice issued by each intended beneficiary of Transaction Expenses (other than in respect of amounts to be paid to current or former employees by the Acquired Companies), which sets forth (A) the amounts required to pay in full all Transaction Expenses owed to such Person on the Closing Date and (B) the wire transfer instructions for the payment of such Transaction Expenses to such Person (collectively, the “Transaction Invoices”); (ix) A Form W-9 for each Seller; (x) Evidence that each Affiliate Contract has been terminated prior to the Closing; (xi) A certification of trust for each Seller Trust, duly executed by the trustee(s) of each such Seller Trust (the “Trust Certificates”); (xii) A Restrictive Covenant Agreement or Noncompetition Agreement with each Seller and each of Adam Wilson, Paul Wilson, Allison Ventura, and David Beeny, in the forms agreed with Purchaser and each such Person (the “Restrictive Covenant Agreements”); (xiii) A Real Estate Purchase Agreement (the “Real Estate Purchase Agreement”) with FEP LLC with respect to the sale and transfer to Purchaser of the certain real property set forth on Schedule 2.7(a)(xiii) pursuant to the terms of the Real Estate Purchase Agreement; (xiv) Evidence satisfactory to the Purchaser of the completion of the Distribution prior to Closing; (xv) The Escrow Agreement, duly executed by Sellers’ Representative; (xvi) Evidence satisfactory to the Purchaser of the termination and winding up of the 401(k) Plan effective at least one (1) day prior to the Closing in accordance with the terms thereof and applicable Law; 28 4907-7785-9703.29 (xvii) Evidence satisfactory to the Purchaser of the termination and winding up of the Deferred Compensation Plan, effective at least one (1) day prior to the Closing in accordance with the terms thereof and applicable Law; and (xviii) Transaction Bonus release agreements (the “Transaction Bonus Agreements”) between the Acquired Companies (or applicable Acquired Company) and each Key Employee set forth as receiving such an agreement on Schedule 2.7(a)(v). (b) Deliverables of Purchaser. At or before the Closing, Purchaser shall execute (as applicable) and deliver or cause to be executed (as applicable) and deliver to Sellers (or other Persons where indicated) the following, each in the form indicated, if applicable, and otherwise in form satisfactory to Purchaser: (i) The Closing Payment; (ii) A copy of the bound R&W Policy; (iii) The Restrictive Covenant Agreements; (iv) The Real Estate Purchase Agreement; (v) The Employment Documents; and (vi) The Escrow Agreement, duly executed by Purchaser and the Escrow Agent. 2.8. Sellers’ Representative. (a) By the execution of this Agreement, each Seller irrevocably appoints and constitutes Sellers’ Representative, as agent, proxy and attorney-in-fact, with full power of substitution, to act on behalf of such Seller for certain limited purposes, as specified herein, including the full power and authority to act on such Seller’s behalf as provided in Section 2.8(b). Each Seller further agrees that such agency, proxy and attorney-in-fact are coupled with an interest, are therefore irrevocable without the consent of Sellers’ Representative, and shall be binding upon the successors, heirs, beneficiaries, trustees, successor trustees, executors, administrators and legal representatives of such Seller and shall not be affected by, and shall survive, the death, incapacity, bankruptcy, dissolution or liquidation of such Seller. All decisions, actions, consents and instructions shall be binding upon all Sellers, and no Seller shall have the right to object to, dissent from, protest or otherwise contest any such decision, action, consent or instruction. Purchaser and its Affiliates shall be entitled to conclusively rely on any decision, action, consent or instruction of Sellers’ Representative as being the decision, action, consent or instruction of Sellers or any Seller, and Purchaser and its Affiliates are hereby relieved from any liability to any Person for acts done by them in accordance with any such decision, act, consent or instruction. (b) Sellers’ Representative shall have such powers and authority as are necessary to carry out the functions assigned to it under this Agreement. Without limiting the generality of the foregoing, Sellers’ Representative shall have full power, authority and discretion to (i)

29 4907-7785-9703.29 consummate the Transaction; (ii) negotiate disputes arising under, or relating to, this Agreement and the Transaction Documents (including pursuant to Section 2.5 and ARTICLE 6 hereof); (iii) receive and disburse to Sellers any funds received on behalf of Sellers under this Agreement or the Transaction Documents (including pursuant to Section 2.5 and ARTICLE 6 hereof); (iv) withhold any amounts received on behalf of Sellers under this Agreement or otherwise to satisfy any and all obligations or liabilities incurred by Sellers or Sellers’ Representative in the performance of their duties hereunder (including pursuant to Section 2.5 and ARTICLE 6 hereof); (v) execute and deliver any amendment or waiver to this Agreement and the Transaction Documents (without the prior approval of Sellers); and (vi) to take all other actions to be taken by or on behalf of Sellers in connection with this Agreement and the Transaction Documents. Each Seller agrees that Sellers’ Representative will have no obligation or liability to any Person for any action taken or omitted by Sellers’ Representative in good faith, and each Seller will indemnify and hold harmless Sellers’ Representative from, and will pay to Sellers’ Representative the amount of, or reimburse Sellers’ Representative for, any loss or expense that Sellers’ Representative may suffer, sustain, or become subject to as a result of any such action or omission by Sellers’ Representative under this Agreement or the other Transaction Documents, unless such loss or expense will have been finally adjudicated to have been caused by the willful misconduct or gross negligence of Sellers’ Representative. (c) If Sellers’ Representative dies, becomes incapacitated, resigns, becomes unwilling or unable, or otherwise ceases to perform as Sellers’ Representative under this Agreement, then Sellers shall unanimously appoint a successor or replacement Sellers’ Representative in writing within thirty (30) days; provided, that such successor or replacement Sellers’ Representative shall be reasonably acceptable to Purchaser (such acceptance not to be unreasonably withheld, conditioned, or delayed). Sellers’ Representative and any Person selected to replace Sellers’ Representative pursuant to this Agreement, may resign as Sellers’ Representative at any time by delivering prior written notice to the Sellers and Purchaser. If no successor Sellers’ Representative is appointed pursuant to this Section 2.8(c) within thirty (30) days, then Purchaser shall have the right to appoint a replacement Sellers’ Representative from among the surviving Sellers to serve as described in this Agreement. (d) As between Purchaser, on the one hand, and the Sellers and the Sellers’ Representative, on the other hand: (i) any payment, delivery, or distribution made by Purchaser or any of its Affiliates to the Sellers’ Representative that is designated hereunder as payable “to the Sellers’ Representative (for further distribution to the Sellers)” shall be deemed made to the Sellers and shall fully discharge Purchaser and its Affiliates from all obligations with respect thereto; (ii) Purchaser and its Affiliates shall have no responsibility or liability whatsoever for, or in connection with, the allocation, apportionment, or distribution (or any failure, delay, or method thereof) by the Sellers’ Representative of any such amounts among the Sellers or any other Person; and (iii) the Sellers and the Sellers’ Representative, jointly and severally, shall indemnify, defend, and hold harmless Purchaser and its Affiliates and their respective Representatives from and against any and all Losses arising out of or relating to any Claim by any Seller, Seller Trust, beneficiary, assignee, or other Person regarding the allocation, apportionment, withholding, or distribution of any such amounts after receipt by the Sellers’ Representative. The Sellers’ Representative shall provide timely, accurate wire instructions for receipt of such amounts, and Purchaser shall be entitled to rely conclusively on any wire or payment instructions delivered by the Sellers’ Representative. 30 4907-7785-9703.29 2.9. Withholding. Each of Purchaser and the Acquired Companies, as the case may be, shall be entitled to deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment or to otherwise take such action to satisfy any other Tax withholding and reporting obligations it has under applicable Law with respect to the transactions contemplated hereby. To the extent that such amounts are so deducted or withheld by Purchaser or the Acquired Companies, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Person in respect to which such deduction and withholding was made. 2.10. Earnout Payment. (a) General. As additional consideration for the Shares, Purchaser shall pay to the Sellers’ Representative (for further distribution to the Sellers) the Earnout Payment (if any) by wire transfer of immediately available funds if and to the extent earned pursuant to this Section 2.10. In no event will the Earnout Payment exceed the Maximum Earnout Payment. (b) Definitions. As used in this Agreement and the Exhibits and Disclosure Schedules delivered pursuant hereto and to the extent incorporated in other Transaction Documents, the following definitions shall apply: (i) “Calculation Period” means April 1, 2026 through March 31, 2027. (ii) “Continuing Key Employee” means any Key Employee who, as of the relevant time, is currently employed in good standing with Purchaser or its Affiliates (including any Acquired Company). (iii) “Customer A” has the meaning set forth on Exhibit C. (iv) “Customer A Core Facility” has the meaning set forth on Exhibit C. (v) “Customer A Other Facilities” has the meaning set forth on Exhibit C. (vi) “Earnout Payment” means an amount equal to the product of .583333333 multiplied by each $1.00 of Gross Revenue Net FSC in excess of the Earnout Threshold (for the avoidance of doubt, the Earnout Payment shall be earned ratably per dollar of Gross Revenue Net FSC achieved above the Earnout Threshold), provided, however, in no event will the Earnout Payment exceed the Maximum Earnout Payment. (vii) “Earnout Threshold” means Gross Revenue Net FSC of $490,000,000. (viii) “Financial Model” means the financial model prepared by Raymond James dated September 2025, a copy of which is attached hereto as Annex 1 to Exhibit C. 31 4907-7785-9703.29 (ix) “Fleet” means a set of trucks, trailers, and drivers that are generally dedicated to a specific customer location. (x) “Gross Revenue Net FSC” means the total revenue generated by the Acquired Companies from all operations during the Calculation Period, calculated in accordance with the accounting methods used to prepare the Financial Model, consistently applied, and recorded in the Acquired Companies’ Books and Records; provided, however, Gross Revenue Net FSC shall not include any amounts attributable solely to fuel surcharges billed to or otherwise collected from customers or any other Person. For the avoidance of doubt, (A) transportation or other rates and charges that include or otherwise build in or account for fuel costs shall not be reduced or reclassified (for the fuel portion thereof or any other amount) for purposes of calculating Gross Revenue Net FSC, it being agreed that only fuel surcharges that, as of and prior to the Closing, are or were separate, distinct and explicitly distinguishable from customer rates and other (non-fuel surcharge) charges or amounts will be excluded from Gross Revenue Net FSC, (B) Gross Revenue Net FSC shall not include any financial impact or the result of any acquisitions (whether by merger, consolidation, asset purchase, equity purchase or otherwise) of other motor carrier business entities or other transactions consummated by the Purchaser or the Acquired Companies after Closing; provided, however, conversions of operations formerly conducted by shippers or customers of the Acquired Companies using their own equipment (commonly referred to as private fleet conversions) after Closing shall be included in Gross Revenue Net FSC, and (C) Gross Revenue Net FSC shall be determined without giving effect to any changes, reductions, offsets, reclassifications, or other actions, in each case, taken by Purchaser with the primary purpose to reduce or avoid the Earnout Payment. Set forth on Annex 2 to Exhibit C is a sample calculation of Gross Revenue Net FSC based on the year ended March 30, 2025. (xi) “Maximum Earnout Payment” means $35,000,000. (xii) “Other New Dedicated Business” means any dedicated business opportunity other than (A) Purchaser’s Incumbent Dedicated Business; (B) Sellers’ Incumbent Dedicated Business; or (C) Sellers’ New Dedicated Business. (xiii) “Primary Bidder” means the party (being either Purchaser or any of its Affiliates (other than the Acquired Companies), on the one hand, or the Acquired Companies, on the other) that Purchaser determines, after reasonable consultation with the Sellers’ Representative and considering such factors as Purchaser deems appropriate (including without limitation geographical density, customer satisfaction, and profitability), is best positioned to be successful with respect to any Other New Dedicated Business with Customer A or Other New Dedicated Business in the Specified Verticals, and is final absent manifest error. (xiv) “Purchaser’s Incumbent Dedicated Business” means any dedicated business of Purchaser or its Affiliates (other than the Acquired Companies) that 32 4907-7785-9703.29 exists as of the Closing Date, specific to the applicable Client and Fleet, as reflected in Purchaser’s Books and Records or in Contracts in effect as of the Closing Date. (xv) “Sellers’ Incumbent Dedicated Business” means any dedicated business of any Acquired Company that exists as of the Closing Date, specific to the applicable Client and Fleet, as reflected in the Acquired Companies’ Books and Records or in Contracts in effect as of the Closing Date. (xvi) “Sellers’ New Dedicated Business” means, other than Sellers’ Incumbent Dedicated Business, any dedicated business opportunity with a Specified Customer. (xvii) “Specified Customer” has the meaning set forth on Exhibit C. (xviii) “Specified Verticals” has the meaning set forth on Exhibit C. (xix) Notwithstanding anything to the contrary in Article 1, solely for purposes of this Section 2.10: A. “Client” means any Person that (1) is receiving or has received any products or services of Purchaser or any of its Affiliates (including any Acquired Company); (2) is a party to any Contract with Purchaser or any of its Affiliates (including any Acquired Company following the Closing) for the provision of products or services that is in effect at the relevant time (whether or not performance has commenced); or (3) has paid any deposits or advances for products or services of Purchaser or any of its Affiliates (including any Acquired Company following the Closing) that have not yet been provided, in each case determined as of the relevant time. B. “Prospective Client” means, at any relevant time, any Person to whom Purchaser or any of its Affiliates (including any Acquired Company following the Closing), through their respective officers, employees, agents, or consultants, during the twelve (12) months preceding such time, has offered (by means of a personal meeting, telephone call, letter, email, written proposal or other direct communication, but excluding blanket mailing/emailing or advertising) to provide products or services, unless such Person has declined to contract for or otherwise receive such products or services. For illustrative purposes only, (A) in the event Gross Revenue Net FSC is $480,000,000, then the Sellers would not earn an Earnout Payment; (B) in the event Gross Revenue Net FSC is $520,000,000, then the Sellers would earn an Earnout Payment of $17,500,000 (.583333333 X ($520,000,000 - $490,000,000)); and (C) in the event Gross Revenue Net FSC is $560,000,000, then the Sellers would earn an Earnout Payment of $35,000,000 (.583333333 X ($560,000,000 - $490,000,000), subject to the Maximum Earnout Payment of $35,000,000).

33 4907-7785-9703.29 (c) Earnout Statement. As promptly as practicable, but in any event within sixty (60) days after the end of the Calculation Period, Purchaser will prepare and deliver, or cause to be prepared and delivered, to the Sellers’ Representative a statement (the “Earnout Statement”) setting forth in reasonable detail Purchaser’s calculation of (i) the Acquired Companies’ Gross Revenue Net FSC during the Calculation Period, and (ii) the amount (if any) of the Earnout Payment payable as a result of the Gross Revenue Net FSC set forth in the Earnout Statement. (d) Dispute Resolution. If within thirty (30) days following delivery of the Earnout Statement to the Sellers’ Representative, the Sellers’ Representative has not delivered to the Purchaser written notice (an “Earnout Objection Notice”) of any objections to the Earnout Statement (such Earnout Objection Notice must contain a statement describing in reasonable detail under the circumstances the basis and the dollar amount of such objections), then the Gross Revenue Net FSC and Earnout Payment (if any), as set forth in such Earnout Statement shall be deemed final, conclusive and binding on the Parties. During such thirty (30)-day period, Purchaser (a) will provide Sellers’ Representative and its Representatives with reasonable access to the Books and Records, together with any other documentary materials used in preparation of the Earnout Statement, and (b) will, and will use its commercially reasonable efforts to cause its employees, personnel, accountants, and other Representatives to, reasonably cooperate with and assist Sellers’ Representative and its accountants and other Representatives in connection with such review, including by providing reasonable access to any Books and Records and other relevant materials and making available personnel to the extent reasonably requested, in each case, upon reasonable notice and during normal business hours, and in a manner that does not disrupt the operations of Purchaser or the Acquired Companies. Purchaser agrees that, following the Closing through the date that the Earnout Payment, if any, becomes final, binding and conclusive on all Parties in accordance with this Section 2.10, it will maintain records in a manner that is required to meet Purchaser’s obligations set forth in this Section 2.10. Following the Purchaser’s receipt of any Earnout Objection Notice, the Purchaser and the Sellers’ Representative shall negotiate in good faith to resolve such dispute. In the event that the Sellers’ Representative and the Purchaser fail to resolve all of the Sellers’ Representative’s objections set forth in the Earnout Objection Notice within thirty (30) days after the Purchaser receives the Earnout Objection Notice, the Sellers’ Representative and the Purchaser shall submit such disputed items to the Independent Accountant, which shall be resolved in accordance with the dispute resolution procedures set forth in Section 2.5, applied mutatis mutandis. (e) Payment. Purchaser shall pay the Earnout Payment (if any and to the extent due and payable hereunder) by wire transfer of immediately available funds to the Sellers’ Representative (for further distribution to the Sellers), within five (5) Business Days after the Earnout Payment determined to be due (if any) is finally determined in accordance with this Section 2.10. To the extent that any Earnout Payment due hereunder is not paid within five (5) Business Days after such Earnout Payment is finally determined in accordance with this Section 2.10, such Earnout Payment shall accrue interest at six percent (6%) per annum from such original due date until such Earnout Payment is duly paid to the Sellers. Any payment (or deemed payment) of the Earnout Payment made pursuant to this Section 2.10 shall be treated as an adjustment to the Purchase Price for U.S. federal and applicable state and local income tax purposes, unless otherwise required by Law. 34 4907-7785-9703.29 (f) Operation of the Business. The covenants regarding the operation of the Business during the Calculation Period are set forth in Section 4 of Exhibit C. (g) During the Calculation Period, Purchaser shall, and shall cause the Acquired Companies to, prepare and deliver to the Sellers’ Representative, within sixty (60) days following the end of each of the first three fiscal quarters of the Calculation Period, a written statement setting forth in reasonable detail the Acquired Companies’ Gross Revenue Net FSC for such quarter. Each such statement shall also include a narrative summary of material variances, trends, and developments affecting Gross Revenue Net FSC. Purchaser shall provide Sellers’ Representative and its Representatives upon reasonable prior written notice, with reasonable access (during normal business hours and in a manner that does not unreasonably interfere with the conduct of the business of Purchaser or the Acquired Companies) to those Books and Records of the Acquired Companies and to the personnel primarily responsible for preparing such reports, in each case solely to the extent reasonably necessary for the Sellers’ Representative to review and verify the information contained therein in connection with this Section 2.10. All such information shall be deemed Confidential Information of Purchaser and the Acquired Companies and shall be kept confidential and used by the Sellers’ Representative and its Representatives solely for purposes of reviewing and verifying the information contained in such reports. For the avoidance of doubt, Purchaser’s obligation to deliver quarterly progress reports shall be in addition to, and not in lieu of, the Earnout Statement required to be delivered under Section 2.10(c), and neither the Sellers’ Representative nor any other Person shall have any right or obligation to object to, respond to, or otherwise contest any such quarterly report, and no such quarterly reports (or responses thereto) shall be conclusive, final or binding upon the Parties for purposes of the determining any Earnout Payment, it being agreed that the Earnout Statement and the procedures set forth in Sections 2.10(c) and 2.10(d) shall control in all respects. (h) No other terms or conditions, other than those expressly set forth in this Section 2.10 or otherwise in this Agreement, govern the Parties’ contractual relationship with respect to the Earnout Payment. The Parties agree and acknowledge that, as long as Purchaser complies with its obligations as set forth in this Section 2.10, the Sellers shall not make or be entitled to make any claim against Purchaser or its Affiliates in connection with any potential Earnout Payment except in connection with a breach of the obligation to pay the Earnout Payment determined to be owed pursuant to this Section 2.10, but not timely paid as described in Section 2.10(e) above. (i) Other Matters. The Sellers’ right to receive the Earnout Payment (if any) (i) is solely a contractual right and is not a security for purposes of any federal or state securities Laws (and shall confer upon the Sellers only the rights of a general unsecured creditor under applicable state Law); (ii) will not be represented by any form of certificate or instrument, and (iii) does not give the Sellers any dividend rights, voting rights, liquidation rights, preemptive rights or other rights common to holders of equity interests of Purchaser, the Acquired Companies, or their respective Affiliates. For the avoidance of doubt, no Seller may assign or otherwise transfer (in whole or in part) for any reason any of such Seller’s rights under this Section 2.10, except with the prior written consent of Purchaser. 35 4907-7785-9703.29 (j) Earnout Offset. Notwithstanding anything to the contrary in this Section 2.10 or elsewhere in this Agreement, and without prejudice to any other right or remedy it has or may have, Purchaser shall have the right to offset and reduce all or any portion of the Earnout Payment solely in order to satisfy any Claims against the Sellers pursuant to ARTICLE 6, subject to all order of recovery and other provisions thereof, and provided that (i) the provisions of ARTICLE 6 have been complied with in all respects, and (ii) any portion of the Earnout Payment withheld or reduced in excess of the amount that is ultimately determined (whether by a final, non-appealable judgment of a court of competent jurisdiction or by a mutual written agreement between Purchaser and the Sellers’ Representative) to be owed to Purchaser or any Purchaser Indemnitee shall be promptly remitted to the Sellers following such final determination. Except with respect to the Special Indemnity Matter (for which offset is available immediately), no offset or reduction shall be permitted with respect to obligations that are non-monetary or contingent in nature unless and until such obligations become liquidated and due, and offset may not be exercised without providing at least ten (10) Business Days’ prior written notice to the Sellers’ Representative, specifying the amounts and obligations in question, as well as documentation supporting the validity of the claim and the basis for the offset. Any offset shall be applied on a dollar‑for‑dollar basis. (k) Sole Remedy. Notwithstanding anything to the contrary contained in this Agreement, the Parties acknowledge and agree that for any claim arising from or relating to an alleged breach by Purchaser or any of its Affiliates of their covenants or obligations under this Section 2.10, (i) the Sellers and the Sellers’ Representative may allege that, but for such breach, the Earnout Payment would have been higher, provided that any such allegation shall first be submitted to the Chief Executive Officer, President, Chief Financial Officer, or Chief Operating Officer of Purchaser, on the one hand, and the Sellers’ Representative, on the other hand, for good-faith negotiation for a period of thirty (30) days, and, if not resolved within such period, either Party may submit the dispute to binding arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules then in effect; and (ii) the Sellers and the Sellers’ Representative may not seek specific performance of any such covenant or obligation. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLERS Except as disclosed in the Disclosure Schedules delivered by Sellers to Purchaser in connection with this Agreement, it being agreed that disclosure of any item in any section or subsection of the Disclosure Schedules shall also be deemed disclosed with respect to any other section or subsection of the Disclosure Schedules to which the relevance of such item is reasonably apparent on its face, the Sellers jointly and severally represent and warrant to Purchaser that: 3.1. No Conflicts. None of the Acquired Companies’ or Sellers’ execution or delivery of the Transaction Documents to which any Acquired Company or any Seller is a party, nor the consummation by the Acquired Companies or any Seller of the Transaction, nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, will (directly or indirectly 36 4907-7785-9703.29 and with or without notice or lapse of time): (a) if applicable, conflict with or violate any provision of the Organizational Documents of the Acquired Companies or any Seller or any resolution or action adopted by the shareholders (or equivalent thereof) or the board of directors (or equivalent governing body) of the Acquired Companies or any Seller; (b) except as set forth on Schedule 3.3(b) or Schedule 3.6(a), conflict with or violate any Law applicable to the Acquired Companies, any Seller or the Business; (c) except as set forth on Schedule 3.6(b), conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel, or require any notice or Consent under, any Material Contract to which any Acquired Company or any Seller is a party or by which any Acquired Company or any Seller is bound, or to which the Business is subject; (d) result in the creation or imposition of any Restrictions (other than Permitted Liens) upon any of the assets of the Acquired Companies or any Seller; (e) except as set forth on Schedule 3.3(b), result in a breach or default under, or the cancellation, forfeiture, revocation, suspension or adverse modification of, any Permit owned or held in connection with the Business or that otherwise relates to the assets of the Acquired Companies. 3.2. Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Sellers, threatened against the Acquired Companies or any Seller or any of the assets or properties of the Acquired Companies or any Seller which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the performance of any of such Seller’s obligations contemplated by this Agreement. 3.3. Formation, Organization, Etc. (a) The Acquired Companies and each Seller that is not a natural person is a corporation, limited liability company, or trust duly incorporated, organized, or otherwise created, validly existing, and in good standing under the Laws of its state of organization or incorporation with all requisite power and authority. True and correct copies of each Organizational Document of each Acquired Company and a Trust Certificate of each Seller that is not a natural person have been Made Available to Purchaser, in each case as in effect on the date hereof. Except as set forth in Schedule 3.3(a), since January 1, 2021, no Acquired Company nor any Seller that is not a natural person has taken any action in violation or derogation of its Organizational Documents in any material respect, and all violations or derogations of Organizational Documents (including those occurring prior to, on, or after January 1, 2021) have been duly and validly ratified or corrected under applicable Law. (b) The Acquired Companies have all necessary material Consents, Orders, licenses, certificates, and Permits of and from, and declarations and filings with, all Governmental Entities, to own, lease, license, and use its properties and assets and to carry on the Business as presently conducted. Schedule 3.3(b) correctly sets forth each Acquired Company’s place of formation, principal place of business, and each jurisdiction in which it is qualified to do business. Except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, each such Acquired Company is duly qualified to transact the Business and is in good standing as a foreign entity in all jurisdictions in which its ownership, leasing, licensing, or use of property or assets or the conduct of the Business makes such qualification necessary.

37 4907-7785-9703.29 (c) The Acquired Companies possess all Permits required to operate the Business as presently conducted in all material respects, such Permits are in full force and effect and no Legal Proceeding is pending or, to the knowledge of Sellers, threatened, which would reasonably be expected to result in the revocation or limitation of any such Permit. Except as set forth on Schedule 3.3(c), none of the Permits held by the Acquired Companies will be terminated or impaired or become terminable as a result of the Transaction. 3.4. Authority and Enforceability. The Acquired Companies have all requisite power, authority, and capacity to (a) own (or lease, if applicable) the properties and assets purported to be owned (or leased, if applicable) by the Acquired Companies; and (b) carry on the Business in the manner presently conducted. The Acquired Companies and each Seller have all requisite power, authority, and capacity to (i) make, execute and deliver the Transaction Documents to which they are a party; and (ii) perform their obligations hereunder and thereunder and to consummate the Transaction. With respect to the Acquired Companies and each Seller that is not a natural person, the execution, delivery and performance of such party’s obligations under the Transaction Documents to which such party is a party have been duly and validly authorized by all necessary action (including all necessary corporate or company action) by the trustee(s), the owners entitled to vote, and/or the governing body of such party, as required by such party’s Organizational Documents and applicable Law. Each Transaction Document to which any Acquired Company or any of Sellers are a party constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally and general principles of equity (whether considered in equity or at law). 3.5. Capitalization. Schedule 3.5 correctly and completely depicts the ownership structure, capitalization and outstanding securities, and the legally-appointed directors and officers, of each Acquired Company (the “Organizational Chart”). Except as set forth on Schedule 3.5, no Person owns securities in (or any rights to own securities in), or has control over, the Acquired Companies. All of the issued and outstanding ownership, equity, or capital interests of the Acquired Companies are duly authorized, validly issued, fully paid and nonassessable, and are held of record and owned beneficially as described on Schedule 3.5, free and clear of any restrictions on transfer or encumbrance (other than restrictions on transfer under the Securities Act or state securities Laws). There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other agreements or commitments that could require the issuance or sale of or otherwise cause to become outstanding, any of the ownership, equity or capital interests of the Acquired Companies which are unissued or which are issued but not outstanding. Other than amounts included as Transaction Expenses, there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Acquired Companies. There are no voting trusts, proxies or other agreements or arrangements with respect to the voting of the ownership, equity or capital interest of the Acquired Companies or any Seller that is not a natural person except as described on Schedule 3.5. The only equity interests in the Company that will be outstanding immediately after the Closing are the Shares owned by Purchaser. The only equity interests in Interactive Logistics or FirstFleet that will be outstanding immediately after the Closing are the equity interests owned by the Company as described on Schedule 3.5 (the “Subsidiary Shares”). All of the Shares and Subsidiary Shares are duly authorized and validly 38 4907-7785-9703.29 issued, and are held free and clear of any restrictions on transfer or encumbrance (other than transfer restrictions under applicable securities Laws). As of the Closing Date, the Acquired Companies will not be bound by any subscription, preemptive right, option, warrant, conversion privilege, or other right, call, Contract to issue or sell, or any obligation or Contract to purchase or otherwise acquire any of the Acquired Companies’ authorized equity interests or any securities convertible into or exchangeable for any of any Acquired Company’s authorized equity interests. Except as set forth on Schedule 3.5 (and excluding the Distribution), (a) since January 1, 2015, the Acquired Companies do not own, and since January 1, 2015 have not owned, directly or indirectly, any capital stock or other equity interest, securities convertible into equity, or other property interest in any Person, and (b) there are no continuing liabilities, obligations, rights or commitments relating to any capital stock or other equity interest, securities convertible into equity, or other property interest in any Person that was previously owned (at any time), directly or indirectly, by any Acquired Company. FFP, Inc. and the Wilson Children Trust are the sole record and beneficial owners of all of the issued and outstanding equity interests of FEP LLC, and other than such equity interests of FEP LLC, FFP Inc. owns no other assets that are used in or held for use in the operation of the Business. 3.6. No Conflict; Consents. (a) Except as set forth on Schedule 3.6(a), no material Consent, or declaration, notice, filing or registration by the Acquired Companies or Sellers with any Governmental Entity is required in connection with the execution and delivery by the Acquired Companies or Sellers of this Agreement, any Transaction Document and the consummation of the Transaction. (b) Schedule 3.6(b) sets forth a true and complete list of all Material Contracts to which any Acquired Company is a party that contain a change of control or assignability provision that would be triggered by the transactions contemplated in this Agreement and, except with respect to the Material Contracts listed on Schedule 3.6(b), no Consent or other action by, or notice to, any Person (other than a Governmental Entity as set forth on Schedule 3.6(a)) or party to any of the Material Contracts to which any Acquired Company is a party is necessary for the consummation of the Transaction. 3.7. Financial Condition. (a) Attached hereto as Schedule 3.7(a) are copies of the Financial Statements. Except as set forth on Schedule 3.7(a), the Financial Statements are complete and correct in all material respects, (x) have been prepared in accordance with GAAP, consistently applied for the periods covered thereby, except the unaudited financial statements are subject to normal year- end adjustments (that are not material in nature or amount) and lack the footnote disclosure otherwise required by GAAP, and (y) present fairly in all material respects the financial position, results of operations and cash flows of the Acquired Companies as of the dates and for the periods indicated. Except as set forth on Schedule 3.7(a), the Financial Statements were prepared from the Books and Records and represent a fair and accurate presentation of the financial condition of the Acquired Companies as of their respective dates in all material respects. 39 4907-7785-9703.29 (b) All accounts receivable of the Acquired Companies (i) represent bona fide obligations arising from sales actually made or services actually performed in the Ordinary Course of Business; (ii) are not subject to any defenses, setoffs, or counterclaims, except as reserved on the Most Recent Balance Sheet; and (iii) except as set forth on Schedule 3.7(b)(iii), have been recorded in accordance with GAAP, consistently applied, and the reserves for doubtful accounts therefor were established in accordance with GAAP, consistently applied, and are adequate based on past practice. To the knowledge of Sellers, such accounts receivable are collectible in the Ordinary Course of Business at their recorded amounts (net of such reserves). The accounts payable shown on the Financial Statements and Books and Records are valid and genuine, have arisen solely out of bona fide performance of services, and other business transactions in the Ordinary Course of Business consistent with past practice in each case with Persons other than Affiliates of the Acquired Companies or Sellers. The Acquired Companies maintain in all material respects an adequate system of internal controls and procedures of the accounting practices, procedures and policies employed by the Acquired Companies. During the three (3) years prior to the Closing Date, there have not been any material weaknesses in the financial reporting of the Acquired Companies that are or were reasonably likely to materially and adversely affect the ability to record, process, summarize and report financial information, or any fraud (whether or not material) that involved management or other employees who have or had a significant role in financial reporting. 3.8. Taxes. Except as set forth on Schedule 3.8: (a) Each Acquired Company has (i) duly and timely filed (taking into account valid extensions of time to file) all Tax Returns required to be filed by it (or such Tax Returns have been filed on behalf of such Acquired Company), or the Affiliated Group for each period for which each Acquired Company was a member of the Affiliated Group, prior to the date hereof, which Tax Returns are true, correct and complete in all material respects; and (ii) duly and timely paid (taking into account valid extensions of time to pay) all material Taxes due and payable before the Closing Date, whether or not shown on any Tax Return. Except as set forth on Schedule 3.8(a), each Acquired Company has timely and properly withheld or collected, paid over and reported all Taxes required to be withheld or collected by it on or before the Closing Date, including all Taxes in connection with payment to any employee, independent contractor, creditor, stockholder, member, or other Person, and all information returns and statements, including Forms W-2 and 1099 required with respect thereto have been duly and timely filed with the relevant Governmental Entity and timely furnished to the relevant payee. (b) The unpaid Taxes of either any Acquired Company or the Affiliated Group, as applicable, (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Financial Statements; and (ii) do not exceed such reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of such Acquired Company or the Affiliated Group in filing its or their Tax Returns. (c) There are no Restrictions relating to Taxes encumbering any of the Shares, Subsidiary Shares or any assets of any Acquired Company, except for Permitted Liens. 40 4907-7785-9703.29 (d) Each Acquired Company has properly classified all service providers as employees or independent contractors for Tax purposes, and to the knowledge of Sellers, there have been no written notices from or written claims by any Governmental Entity relating to such classification. (e) Except as set forth on Schedule 3.8(e), Acquired Company has duly and timely collected all amounts on account of any sales or use Taxes, including value added, goods and services, retail, territorial or state sales Taxes and similar Taxes required by applicable Laws to be collected by it and has duly and timely remitted to the appropriate Governmental Entity any such amounts required by applicable Laws to be remitted by it or that were made without charging or remitting any such Taxes. Each Acquired Company has taken commercially reasonable efforts to receive and retain all Tax exemption certificates and other documentation required by applicable Law for purposes of qualifying such sale or service as exempt. (f) (i) No Acquired Company has received written notice from a Governmental Entity asserting an additional material Tax on such Acquired Company, or the Affiliated Group for each period for which each Acquired Company was a member of the Affiliated Group, that has not been fully satisfied; (ii) no Acquired Company or the Affiliated Group, as applicable, has received any written notice from any Governmental Entity that intends to conduct a Tax Proceeding; (iii) no Acquired Company, or the Affiliated Group, as applicable, has waived or extended a statute of limitations with respect to the assessment or collection of any Tax or Tax Proceeding (unless the period to which it has been waived or extended has expired); (iv) there is no outstanding power of attorney from any Acquired Company authorizing anyone to act on behalf of such Acquired Company in connection with any Tax, Tax Return or Tax Proceeding; (v) there is no outstanding closing agreement, ruling request, request to consent to change a method of accounting, subpoena or request for information with or by any Governmental Entity with respect to any Acquired Company or the Affiliated Group or such Acquired Company’s income, assets, business or Tax; (vi) no Acquired Company or the Affiliated Group is, and has never been, a party to any Tax sharing or Tax allocation Contract; (vii) no Claim has been made by a Governmental Entity in a jurisdiction where any Acquired Company or the Affiliated Group does not file Tax Returns that such Acquired Company or the Affiliated Group is or may be subject to taxation by that jurisdiction, in each case, that the applicable Acquired Company has not paid, addressed, or otherwise remedied prior to the Closing Date; (viii) no issue has been raised by a Governmental Entity in any prior Tax Proceeding with respect to any Tax for a Pre-Closing Period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of such Acquired Company or the Affiliated Group for any subsequent taxable period; and (ix) no Acquired Company or the Affiliated Group, as applicable, has requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed. (g) Neither Purchaser nor any of its Affiliates (including following the Closing, for the avoidance of doubt, each Acquired Company) will be required by applicable Law to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) beginning after the Effective Time as a result of any: (i) change in method of accounting or use of a cash or improper method of accounting for a taxable period ending on or prior to the Closing Date with respect to each Acquired Company (including, for the avoidance of doubt, any adjustment under Sections 481 or 263A of the Code (or any similar provision of

41 4907-7785-9703.29 state, local or foreign Law)); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Taxes Law) executed on or prior to the Closing Date; (iii) intercompany transactions as described in Treasury Regulations Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign income Taxes Law) or excess loss account described in Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign income Taxes Law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date by each Acquired Company; (v) prepaid or deposit amount received on or prior to the Closing Date by each Acquired Company, including by using the deferral method provided for under IRS Rev. Proc. 2004-34 or making an election under Section 451(c) of the Code; or (vi) debt instrument held by any Acquired Company on or before the Closing Date that was acquired with “original issue discount” as defined in Section 1273(a) of the Code or is subject to the rules set forth in Section 1276 of the Code (or any corresponding provisions of applicable Law). No Acquired Company will be required to include any amount in income after the Effective Time pursuant to Section 965 of the Code or pay any installment of the “net tax liability” described in Section 965(h)(1) of the Code. (h) No Acquired Company has any liability for the Taxes of any other Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law) other than other members of the Affiliated Group, as a transferee or successor, or by Contract. (i) Since January 1, 2022, each Acquired Company and the Affiliated Group is in compliance in all material respects with all applicable transfer pricing Laws and has properly and in a timely manner documented its transfer pricing methodologies in compliance in all material respects with the Code and the Treasury Regulations thereunder, including Section 482 of the Code and Treasury Regulations Section 1.6662-6, and any comparable provisions of any state, local or foreign Laws. (j) No Acquired Company is a party to any Contract that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by such Acquired Company by reason of Section 162, 280G or 404 of the Code. Except for the Deferred Compensation Plan, no Acquired Company has a plan or Contract providing for deferred compensation that is subject to Section 409A(a) of the Code or any asset, plan or Contract that is subject to Section 409A(b) of the Code. No Acquired Company has ever been a “personal holding company” (within the meaning of Code Section 542), a shareholder in a “controlled foreign corporation” (within the meaning of Code Section 957), in a “foreign personal holding company” (within the meaning of Code Section 552) or in a “passive foreign investment company” (within the meaning of Code Section 1297), or an owner in any entity treated as a partnership or disregarded entity within the meaning of Treasury Regulation Section 301.7701- 3(b)(1)(ii) for U.S. federal income Tax purposes. No Acquired Company has ever had a fixed place of business or permanent establishment in any foreign country. None of the outstanding Indebtedness of any Acquired Company constitutes Indebtedness to which any interest deduction may be disallowed under Section 163(i), 163(l), 265 or 279 of the Code. No Acquired Company has ever been a party to any Contract that is properly treated as a partnership for Tax purposes. 42 4907-7785-9703.29 (k) No Acquired Company has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) and, with respect to each transaction in which any Acquired Company has participated that is a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(1), such participation has been properly disclosed on IRS Form 8886 (Reportable Transaction Disclosure Statement). (l) During the prior four (4) years, no Acquired Company has been a party to any transaction treated by the parties thereto as one to which Section 355 of the Code (or any similar provision of state, local or foreign Law) applied. (m) For all applicable Tax purposes, each Acquired Company is, and has been since its inception, classified as “C” corporation within the meaning of Section 1361(a)(2) of the Code for federal income Tax purposes and filed a consolidated return as a member of an affiliated group of corporations within the meaning of Section 1504 of the Code with the Company as the common parent (the “Affiliated Group”). (n) As of immediately prior to the Closing, there is no limitation on the utilization by any of the Affiliated Group of its net operating losses, built-in losses, Tax credits or similar items under Sections 382, 383 or 384 of the Code, or the separate return limitation year rules (other than any such limitation arising as a result of the consummation of the Transaction (including, without limitation, in connection with the treatment and satisfaction of Transaction Expenses)). 3.9. Absence of Certain Developments. Except as set forth on Schedule 3.9 or as otherwise contemplated by this Agreement and the Distribution, since the Most Recent Balance Sheet Date, no Acquired Company has done any of the following: (a) issued any equity securities, any profits interests, or any securities exchangeable for or convertible into any equity securities or profits interests; (b) declared or made any payment or distribution of cash or other property, or any equity securities or profit interests, with respect to its equity interests or purchased or redeemed any of its equity interests or made any interest, principal or other payments to any Seller; (c) borrowed any amounts or incurred any other liabilities which are not in the Ordinary Course of Business; (d) sold, assigned or transferred any of its assets other than in the Ordinary Course of Business; (e) (i) compromised any debt or Claim other than in the Ordinary Course of Business; (ii) intentionally waived any rights other than in the Ordinary Course of Business; (iii) suffered any material theft, destruction, damage or casualty loss except in the Ordinary Course of Business or set forth in the Loss Runs Made Available to Purchaser; (iv) intentionally compromised, waived, canceled or released any debt, right, Claim or account receivable other than in the Ordinary Course of Business; or (v) suffered any extraordinary losses; 43 4907-7785-9703.29 (f) authorized any increase in the compensation of such Acquired Company’s employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any employee of such Acquired Company, in each case, other than in the Ordinary Course of Business (such as pursuant to such Acquired Company’s customary annual salary and bonus reviews or in connection with promotions) or in connection with consummation of the Transaction and reflected in the Preliminary Closing Statement; (g) made any change in any method of accounting or accounting practice, except as required by Law or GAAP; (h) accepted any material purchase order or quotation, arrangement, or understanding for future sale of the services of such Acquired Company, other than in the Ordinary Course of Business; (i) incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) except in the Ordinary Course of Business, or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves; (j) made any single capital expenditure or commitment in any 12-month period in excess of $100,000 for additions to property, plant, equipment or intangible capital assets or made capital expenditures or annual commitments in excess of $500,000 in the aggregate in any 12-month period for additions to property, plant, equipment or intangible capital assets, in each case other than with respect to Revenue Equipment; (k) made any capital expenditures or commitments in excess of $6,000,000.00 in the aggregate for additions to Revenue Equipment, excluding TRAC Leases in the Ordinary Course of Business; (l) made any material change in the manner in which products or services of the Business have been performed or marketed; (m) had any labor dispute or received notice of any material grievance; (n) suffered any material adverse change in its financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business or operations; (o) made or authorized any change in any of such Acquired Company’s Organizational Documents; (p) except in the Ordinary Course of Business, granted any license or sublicense of any rights under, or with respect to, any Intellectual Property Right; (q) received any resignation of any management level key employee of such Acquired Company, or threat thereof; (r) been involved in an accident that resulted in any fatality or any life-threatening or severe permanent injury, or, to the knowledge of Sellers, any other serious injury; 44 4907-7785-9703.29 (s) made any change in fleet purchasing, disposition, leasing strategy, or lease- classification policies or practices for Revenue Equipment outside the Ordinary Course of Business or except as required by applicable Law or GAAP; (t) received written notice of any event, fact, or circumstance that has caused or could reasonably be expected to cause any party to a Material Contract to breach or seek to amend (in each case, in any material and adverse respect), revoke, or terminate any Material Contract; or (u) agreed, whether in writing or otherwise, to take any action described in this Section 3.9. 3.10. Related Party Matters. Except as set forth on Schedule 3.10, no Seller or any of their Affiliates or any of their respective equity holders, managers, directors, officers, or to the knowledge of Sellers, any Key Employee (a) owns five percent (5%) or more of any class of securities of, or has an equity interest of five percent (5%) or more in, any Person which has any business relationship (as lessor, supplier, Client, Prospective Client, consultant or otherwise) with the Business; (b) owns, or has any interest in, any right, property or asset which is utilized or required by the Acquired Companies in connection with owning or operating the Business; or (c) has any other business relationship (as lessor, supplier, Client, Prospective Client, consultant or otherwise) with the Business (excluding arms’-length ordinary course employment, compensation and benefits arrangements between any Acquired Company and a Key Employee, to the extent consistent with past practice and as disclosed on Schedule 3.13(a)). 3.11. Contracts. (a) Except as set forth on Schedule 3.11(a) (which schedule specifically lists under each of the following subsections (i) – (xix) each Contract, or provides a specific cross reference to each Contract, that is required to be listed under such subsection, regardless whether such Contract is also listed under any other subsection of this Schedule 3.11(a)), and excluding Employee Benefit Plans set forth on Schedule 3.13(e), no Acquired Company is bound by any of the following (each of the following, whether listed on Schedule 3.11(a) or not, a “Material Contract”): (i) any Contract that grants a power of attorney, agency or similar authority to another Person; (ii) any Contract individually in excess of $100,000 to (A) lend or advance to, invest in, or guarantee any indebtedness, obligation or performance of, or indemnify any Person or (B) which constitutes a surety bond, performance bond, letter of credit, or similar instrument; (iii) any promissory note of an Acquired Company and any other Contract relating to any loan, capital financing or any other Indebtedness of an Acquired Company, in each case, individually in excess of $100,000; (iv) any Employment Agreement not terminable at will by any Acquired Company without obligation to pay (i) any severance, termination or

45 4907-7785-9703.29 other payment, or (ii) any bonus (including any bonuses to be paid in connection with the Transaction), deferred compensation, pension, severance, profit sharing, unit option, employee unit purchase, retirement or other employee benefit plan; (v) any Contract containing any (A) exclusivity provision, stand-still provision, non-solicitation provision, or covenant prohibiting or limiting competition; (B) “most favored nation” provision; or (C) right of first refusal, right of first offer, or other preferential right to purchase any assets and properties of any Acquired Company; (vi) any Contract (other than any Contract with a Client or Prospective Client or as otherwise contemplated by the Transaction) pursuant to which any Acquired Company is entitled to receive payments of $500,000 or more from and after the Closing; (vii) any Contract with a Client or Prospective Client providing for a fixed lump-sum or fixed periodic fee for a defined scope of services or outputs, not subject to adjustment based on time, resources, volume, units, miles, or other usage, other than customary indexation (e.g., CPI) or fuel surcharge mechanisms; including any arrangement with a minimum purchase, take-or-pay, or similar commitment, and in each case, involving revenue to any Acquired Company in excess of $5,000,000 during any twelve (12) month period; (viii) any Contract between or among any Acquired Company, on the one hand, and (A) any Seller, or (B) any Affiliate or Family Member of a Seller on the other hand, in each case, excluding employment arrangements that are either disclosed, or are not required to be disclosed, on Schedule 3.10 or Schedule 3.13(a) (each, an “Affiliate Contract”); (ix) except for Permitted Liens, any Contract that contains a Restriction with respect to any asset of any Acquired Company (other than the assets subject to the Contract itself); (x) any other Contract other than purchase orders and other expenses incurred in the Ordinary Course of Business, which involves consideration or other expenditures or potential liability of any Acquired Company (A) in excess of $500,000 during any twelve (12) month period following the Closing Date; or (B) not terminable upon ninety (90) days (or less) notice without payment of a material penalty or termination fee by such Acquired Company; (xi) any management, consulting, independent contractor, referral, agency, brokerage, employment, or similar Contract in excess of $100,000 annually (other than Contracts that may be terminated upon ninety (90) days (or less) notice without the payment of a termination fee); (xii) any Contract that is a joint venture, partnership, or similar arrangement involving the sharing of profits; 46 4907-7785-9703.29 (xiii) any capitalized or finance lease (or group of related leases) involving annual obligations in excess of $100,000; (xiv) any Contract with any Material Customer; (xv) any Contract with any Material Supplier; (xvi) any Contract with any Material IT Vendor; (xvii) the TRAC Leases required to be set forth on Schedule 3.27; (xviii) any Contract pursuant to which any Acquired Company is or will be obligated to make any rebates, discounts, promotional allowances or similar payments with any Client (excluding ordinary mechanisms for addressing overpayments or misapplied payments with Clients); and (xix) except for outstanding bids and proposals with Clients in the Ordinary Course of Business, any unexpired written bid or proposal to enter into any of the contracts identified above that is of a nature that it could, as presented, be accepted by a Third Party and be thereby binding upon any Acquired Company; provided that solely for purposes of this Section 3.11(a)(xix), the term “Client” shall be deemed to include Prospective Clients that would become Clients upon acceptance of such bid or proposal. (b) Except as set forth on Schedule 3.11(b), each Material Contract to which any Acquired Company is a party is as to such Acquired Company valid and in full force and effect and there exists no (i) default by such Acquired Company, or to the knowledge of Sellers, any default by the other party/parties thereto or, to the knowledge of Sellers, event of default which could, individually or in the aggregate with other defaults, reasonably be expected to have a Material Adverse Effect on the Acquired Companies, or (ii) to the knowledge of Sellers, event, occurrence, condition or act which, with the giving of notice or the lapse of time, would become a default or event of default thereunder or permit the other party/parties thereto to reduce the amount or alter the terms of any payments owed to the Acquired Companies or otherwise alter the terms of such Material Contract in a manner materially adverse to the Acquired Companies. The terms of each Material Contract comply with all applicable Laws. The Acquired Companies have performed all of the terms and conditions of any Material Contract to which any Acquired Company is a party in all material respects and, to the knowledge of Sellers, all of the covenants to be performed by any other party/parties thereto have been performed in all material respects. A copy of each Material Contract (together with all statements of work, service orders, schedules, exhibits, attachments, addenda, amendments, modifications, change orders, and any other ancillary, supplemental, or implementing agreements related thereto) identified on Schedule 3.11(a) or Schedule 3.11(b) or on any of the other Disclosure Schedules to this Agreement has heretofore been Made Available to Purchaser and such copy is true, correct, and complete in all material respects. Except as set forth on Schedule 3.11(b), no Acquired Company has assigned, pledged, hypothecated or otherwise transferred any of its rights under any Contract to which it is a party. The Acquired Companies’ rights with respect 47 4907-7785-9703.29 to any such Material Contract are held free and clear of all Restrictions other than Restrictions contained in such Material Contract. 3.12. Litigation; Compliance. Loss Runs of the Acquired Companies for all insured claims since January 1, 2021 have been Made Available to the Purchaser. Except (i) as set forth on Schedule 3.12, or (ii) claims disclosed in the Loss Runs that are covered by insurance (other than deductibles/self-insured retentions), (a) there has been no written or, to the knowledge of Sellers, oral notice of any Legal Proceeding pending or, to the knowledge of Sellers, threatened, nor is there any written Order outstanding, against the Acquired Companies; and (b) since January 1, 2021, (i) no Acquired Company has received any written notice claiming any material violation of any Law or Order from any Governmental Entity and the Acquired Companies are not subject to any Order; (ii) the Acquired Companies and the Business are, and have been, conducted in all material respects in accordance with all applicable Laws, ordinances, licenses or Permits of any Governmental Entity; (iii) to the knowledge of Sellers, no event has occurred and, no condition or circumstance exists, that would reasonably be expected to give rise to or serve as a basis for the commencement of any material Legal Proceeding, and (iv) there has not been any actual, pending, or to the knowledge of Sellers, threatened, allegations of sexual harassment or sexual misconduct against any current or former employee or independent contractor of the Acquired Companies or any Seller (in each case, related to conduct at or within the scope of such person’s employment or engagement with, or that could reasonably be expected to affect, the Acquired Companies) and, to the knowledge of Sellers, no event has occurred, or circumstance exists, that would serve as a reasonable basis for any such allegation of sexual harassment or sexual misconduct. Neither the Acquired Companies nor any Seller (in connection with the Acquired Companies) has entered into any settlement agreement related to such allegations. 3.13. Labor Matters. (a) Schedule 3.13(a) sets forth, as of the date indicated on such schedule (which shall be within five (5) Business Days prior to the Closing Date), a true and complete list of the names, titles, annual salaries or wage rates other compensation or benefits (excluding retirement and health and welfare benefits generally available to substantially all employees on substantially the same terms (including the Employee Benefit Plans)), exempt/non-exempt status and office location of all then-current employees of the Acquired Companies. No employee listed or required to be listed on Schedule 3.13(a) is working under a work permit, visa, or resident alien status. No Acquired Company is currently or has ever been party to any Labor Agreements. No Acquired Company has any liability or obligation pursuant to any restrictive covenants entered into between any employee and any previous employees or other parties. To the knowledge of Sellers, no executive or Key Employee of the Acquired Companies has any plans to terminate employment with the Acquired Companies, except as set forth on Schedule 3.13(a). (b) Schedule 3.13(b) sets forth a complete list of all independent contractors of the Acquired Companies (e.g., consultants and independent contractors), excluding legal and other professional advisors, together with a complete and accurate list of the following information with respect to each such Person: (i) name; (ii) dates of engagement; (iii) nature of work performed; and (iv) current compensation level. 48 4907-7785-9703.29 (c) Since January 1, 2021, the Acquired Companies have complied in all material respects with all applicable Laws and Orders relating to employment or labor, terms and conditions of employment, leaves of absence, equal opportunity, non-harassment, non- discrimination, immigration (including immigration related hiring practices and benefits), wages, hours, benefits, collective bargaining, the payment of social security and similar Taxes and occupational health and safety. Except as set forth on Schedule 3.13(c), no present or former employee, consultant, independent contractor, officer or director of the Acquired Companies has any material Claim against the Acquired Companies or Purchaser, for any material matter including for (i) wages, salary, bonus, vacation, severance, benefit plans, or sick pay except for the same incurred in the Ordinary Course of Business through the last payroll period prior to the Closing Date; or (ii) Claims respecting employment conditions or practices, including discrimination, sexual harassment or safety conditions, and with respect to any such Claims set forth on Schedule 3.13(c), the Acquired Companies have provided timely notice to their applicable insurance carriers. All employees of the Acquired Companies classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified. Prior to the Closing, the Acquired Companies paid, or properly and fully accrued on the Preliminary Closing Statement (as adjusted in the Final Closing Statement), any and all obligations to any Person listed or required to be listed on Schedule 3.13(a) or Schedule 3.13(b) with respect to any periods prior to the Closing including any obligations arising out of, or provided by, Employee Benefit Plans. (d) Except as set forth on Schedule 3.13(d), there is no: (i) unfair labor practice complaint against the Acquired Companies pending before the National Labor Relations Board or any state, local or federal agency; (ii) pending labor strike affecting the Acquired Companies; (iii) material labor grievance pending against the Acquired Companies; (iv) pending representation question respecting the employees of the Acquired Companies; or (v) pending arbitration proceeding arising out of or under any collective bargaining agreement to which any Acquired Company is a party. In addition, to the knowledge of Sellers: (x) none of the matters specified in clauses (i) through (v) above is threatened against the Acquired Companies; (y) since January 1, 2015, no union organizing activities have taken place with respect to the Acquired Companies; and (z) no basis exists for which a claim may be made under any collective bargaining agreement to which any Acquired Company is a party. (e) Schedule 3.13(e) sets forth a true and complete list of every Employee Benefit Plan of the Acquired Companies now in effect or under which the Acquired Companies have any obligation. Except as set forth on Schedule 3.13(e), the Acquired Companies do not have any material liability arising under ERISA, the Code or any other applicable Laws in connection with the Employee Benefit Plans. Each Employee Benefit Plan has been maintained and administered in all material respects in compliance with its terms and all applicable Laws. All contributions to the Employee Benefit Plans (including both employee and employer contributions), including premium payments, that are required to have been made, whether by virtue of its terms or by operation of Law, have been made by the due date thereof (including all applicable extensions). The Acquired Companies do not maintain any plan or arrangement which provides for retiree health or other post-termination of employment welfare benefits, except as required by COBRA or other provisions of Law and the Acquired Companies do not maintain any plan or arrangement that reimburses an employer for the cost of individual insurance purchase by an employee.

49 4907-7785-9703.29 (f) Neither the Acquired Companies nor any Person required to be aggregated therewith pursuant to Section 414(b), (c), (m) or (o) of the Code and/or Section 4001(b) of ERISA maintains, contributes to or otherwise has or could reasonably be expected to incur, any liability under Title IV of ERISA and/or the minimum funding requirements of Section 412 of the Code and/or Section 302 of ERISA. The 401(k) Plan is the sole Employee Benefit Plan intended by the Acquired Companies to be tax-qualified under Section 401(a) of the Code, and it is so qualified and its attendant trust is tax-exempt under Section 501(a) of the Code and, to the knowledge of Sellers, there is no event or condition which could reasonably be expected to materially adversely affect the 401(k) Plan’s tax-qualified status or such trust’s tax-exempt status. In regard to the 401(k) Plan, the Acquired Companies have been Made Available to Purchaser and its counsel true and complete copies of all material documents relative thereto. There is no unfunded non-tax-qualified Employee Benefit Plan which provides a pension or retirement benefit. The Acquired Companies have not made any commitment to create, modify, change or terminate any Employee Benefit Plan other than in the Ordinary Course of Business, as may be necessary for compliance with applicable Law, or in connection with the Transaction. Each Employee Benefit Plan that constitutes a non-qualified deferred compensation plan for purposes of Section 409A of the Code has been operated pursuant to a good faith, reasonable interpretation of the requirements of Section 409A of the Code and all applicable guidance issued thereunder. (g) The background check process used by the Acquired Companies when hiring employees and engaging independent contractors complies with applicable Law in all material respects. 3.14. Assets. (a) The Acquired Companies have good and marketable title to, or in the case of leased properties and assets, valid leasehold interests in, all of the Acquired Companies’ properties and assets free and clear of all Restrictions other than Permitted Liens. (b) Except as set forth on Schedule 3.14(b)(i), all such properties and assets (including intangibles) owned by the Acquired Companies with an original cost in excess of $5,000 are reflected on the Most Recent Balance Sheet, except for properties and assets (including intangibles) acquired or sold since the Most Recent Balance Sheet date in the Ordinary Course of Business. Except as set forth on Schedule 3.14(b)(ii), the owned and leased assets of the Acquired Companies together constitute all of the assets necessary to operate the Business in substantially the same manner operated as of the date hereof. (c) All personal and other tangible property, plant and equipment and other assets owned, leased, or licensed by the Acquired Companies are in good operating condition (accounting for age), normal wear and tear and casualty excepted. 3.15. Environmental Laws and Regulations. Except as set forth on Schedule 3.15: (a) Since January 1, 2021, the Acquired Companies are and have been in material compliance with all applicable Environmental Laws, including applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and 50 4907-7785-9703.29 timetables contained in such Environmental Laws or contained in any applicable regulations, code, plan, Order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. (b) Since January 1, 2021, the Acquired Companies have not received any written notice of any investigations, inquiries or other Legal Proceedings nor is any demand, notice letter, Claim, hearing or notice of material violation pending or threatened against the Acquired Companies or any Affiliate relating in any way to Environmental Laws, or any Order issued, entered, promulgated or approved thereunder. (c) To the knowledge of Sellers, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions, omissions or plans which may, in any material respect, interfere with or prevent compliance by the Acquired Companies or continued compliance with Environmental Laws or with any Order issued, entered, promulgated or approved thereunder, including, without limitation, liability under CERCLA or similar state or local Laws, or otherwise form the basis of any Legal Proceeding, hearing, notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Environmental Material. (d) Without limiting the foregoing, except as set forth on Schedule 3.15(d), since January 1, 2021, (i) the Acquired Companies do not own, operate or lease a treatment, storage or disposal facility; (ii) no Environmental Material has been released in (A) a quantity reportable under, or in material violation of, any Environmental Law; or (B) an amount which will require any investigation or clean-up at, on or under any site or facility now owned, operated or leased by the Acquired Companies, except for any such release that has already been remediated or for which an adequate accrual has been established on the Most Recent Balance Sheet or Preliminary Closing Statement (as adjusted by the Final Closing Statement); (iii) to the knowledge of Sellers, no Environmental Material generated by the Acquired Companies has been recycled, treated, stored, disposed of or released by the Acquired Companies in violation of any applicable Environmental Law in any material respect; (iv) no notification of a release of Environmental Materials has been registered, provided or filed by or on behalf of the Acquired Companies, and no site or facility now owned, operated or leased by the Acquired Companies is listed or proposed for listing on the NPL; (v) there are no Orders which relate to the environmental condition of any assets of the Business; and (vi) the Acquired Companies have all Permits required under Environmental Laws for the operation of the Business in accordance therewith in all material respects, and no protests or revocation proceedings have been threatened in writing with respect to such Permits. (e) All environmental investigations, studies, audits, tests, reviews, reports or other analyses, conducted by, or that are in the possession of the Acquired Companies or subject to the control of the Acquired Companies, including legal counsel or past or present environmental consultants of the Acquired Companies, have been Made Available to Purchaser. Except as set forth on Schedule 3.15(e), no underground storage tanks are or, to the knowledge of Sellers, have in the past been located on or under any of the Owned Real Property or Leased Real Property. 51 4907-7785-9703.29 (f) The Acquired Companies have not, and none of their respective predecessors has, other than as set forth on Schedule 3.15(f), (a) entered into, assumed, agreed to, or otherwise become bound by any indemnity, hold harmless, defense, reimbursement, contribution, or similar obligation in favor of Customer B or any of its Affiliates relating to any storage tanks (including underground or aboveground storage tanks and associated piping, equipment, or appurtenances) located at any Customer B, customer, or Company-operated facilities, whether arising by Contract, purchase order, course of dealing, or otherwise, or (b) taken any action, omitted to take any action, or experienced any event or condition that has given rise to, or would reasonably be expected to give rise to, liability or an obligation to indemnify Customer B or any of its Affiliates with respect to storage tanks (including sites where the Company operates tanks for Customer B without a written agreement). There are no pending or threatened claims by Customer B or any of its Affiliates alleging any such indemnity or similar obligations. The underground storage tank at Location A is being decommissioned by Customer B within the next 12 months, with no liability to the Acquired Companies. 3.16. Brokerage. Except as set forth on Schedule 3.16, no broker or finder has acted directly or indirectly for the Acquired Companies or any Seller in connection with the transactions contemplated in this Agreement and no broker or finder is entitled to any brokerage or finder’s fee or other commission in respect thereof based in any way on any Contract made by or on behalf of the Acquired Companies or any Seller. 3.17. Insurance. Set forth on Schedule 3.17 is a complete list of all insurance policies which the Acquired Companies maintain with respect to the Business or the operations, properties or employees of the Acquired Companies. True, correct and complete copies of all insurance policies listed on Schedule 3.17 have been Made Available to Purchaser. Sellers have delivered to Purchaser true, correct and complete Loss Runs (as of dates no earlier than thirty (30) days prior to the date hereof) for each of the past three (3) completed policy years and the current policy year to date for all such policies. Such Loss Runs were prepared and issued by the applicable insurer or third‑party administrator and fairly present, in all material respects, the claims experience of the Acquired Companies for the periods and lines indicated. The Acquired Companies update their Loss Runs in good faith on at least a quarterly basis, and obtain a third- party actuarial report following the conclusion of each fiscal year. The Financial Statements reflect an insurance claims accrual that is based on such Loss Runs plus a good faith estimate for future claims development and claims incurred but not reported. There are no material discrepancies between the Loss Runs and the Acquired Companies’ internal claims logs. Schedule 3.17 identifies any known aggregate limit erosion or exhaustion by policy year and layer. The Acquired Companies have paid all premiums due and payable under said policies (other than retroactive or retrospective premium adjustments that are not yet due but may be required to be paid with respect to any period ending prior to the Closing Date) and such policies are in full force and effect. The Acquired Companies have not received any written notice of, nor to the knowledge of Sellers are the Acquired Companies otherwise aware of, any facts (including the consummation of the transactions contemplated by this Agreement) indicating a likelihood of the cancellation of any such insurance policy prior to its scheduled termination. To the knowledge of Sellers, nothing shall preclude nor otherwise prohibit Purchaser from asserting, after the Closing Date, any pre-Closing Claim for insurance with any provider of any policy set forth on Schedule 3.17. Since January 1, 2022, no insurer for any policy listed on Schedule 3.17 52 4907-7785-9703.29 has issued a final written denial of coverage for any material claim of the Acquired Companies, except as set forth on Schedule 3.17. Schedule 3.17 lists, for the period since January 1, 2022, any written reservation of rights or coverage position letter that: (i) disputes the insurer’s duty to defend or indemnify, (ii) invokes any exclusion, condition, sublimit, deductible or self‑insured retention, retrospective premium, or allocation that would reasonably be expected to result in a material out‑of‑pocket cost to the Acquired Companies, or (iii) asserts late notice or reporting non‑compliance under any claims‑made policy. Except as set forth on Schedule 3.17, none of the policies set forth on Schedule 3.17 will create or otherwise establish any retrospective premium adjustment, audit premium adjustment, experience-based liability or loss sharing cost adjustment affecting the Acquired Companies at any time before or after Closing. The insurance policies set forth on Schedule 3.17 are sufficient for compliance in all material respects with all Contracts to which any Acquired Company is a party and all applicable Laws. The amounts reserved by the Acquired Companies on the Most Recent Balance Sheet in respect of all Claims shown on the Loss Runs as of the date of such Loss Runs with respect to the insurance policies set forth on Schedule 3.17, in the aggregate, are sufficient to cover all Losses associated with satisfying such Claims, except as would not reasonably be expected to have a Material Adverse Effect. 3.18. Banks. Schedule 3.18 contains a complete and correct list of the names and locations of all banks in which the Acquired Companies have accounts or safe deposit boxes, and the names of all Persons authorized to draw thereon or to have access thereto. With respect to any such bank account or safe deposit box, no Person holds a power of attorney to act on behalf of the Acquired Companies. 3.19. Books and Records. Reserved. 3.20. Material Customers, Suppliers, and IT Vendors. (a) Schedule 3.20(a) sets forth a complete list of each Material Customer of the Acquired Companies as a whole, including the aggregate dollar amount received by the Business from each such Material Customer, during (i) the Acquired Companies’ fiscal year ended March 31, 2024, (ii) the Acquired Companies’ fiscal year ended March 30, 2025 and (iii) the six (6) month period ending on the Most Recent Balance Sheet Date. Except as set forth on Schedule 3.20(a), during the time period covered in clause (i) through the day prior to the Closing: (w) no Material Customer has cancelled or terminated any of its Contracts with the Acquired Companies; (x) no Material Customer has stopped or materially decreased, or has threatened in writing to stop or materially decrease, the rate of purchasing products or services from the Acquired Companies with respect to the Business or otherwise has materially and adversely modified, or threatened in writing to materially and adversely modify, its Contract with the Acquired Companies with respect to the Business; (y) no Material Customer has materially and adversely changed, or has provided written notice that it is seeking to materially and adversely change or renegotiate (in a materially adverse manner) the pricing terms or terms of any agreement, arrangement or historical practice under which the Acquired Companies are providing services or selling goods to such Material Customer; and (z) the Acquired Companies are not involved in any formal dispute with any Material Customer.

53 4907-7785-9703.29 (b) Schedule 3.20(b) sets forth a complete list of each Material Supplier of the Acquired Companies as a whole, including the aggregate dollar amount paid by the Acquired Companies (or Sellers or an Affiliate for the benefit of the Acquired Companies) to each such Material Supplier, during (i) the Acquired Companies’ fiscal year ended March 31, 2024, (ii) the Acquired Companies’ fiscal year ended March 30, 2025 and (iii) the six (6) month period ending on the Most Recent Balance Sheet Date. Except as set forth on Schedule 3.20(b): (w) no Material Supplier has cancelled or terminated any of its Contracts with the Acquired Companies; (x) as of the date hereof, and except in the Ordinary Course of Business, no Material Supplier has stopped or materially decreased, or has threatened in writing to stop or materially decrease, the rate of supplying materials, products or services to the Acquired Companies with respect to the Business or otherwise has materially and adversely modified, or threatened in writing to materially and adversely modify, its Contract with the Acquired Companies with respect to the Business; (y) as of the date hereof, and except in the Ordinary Course of Business, no Material Supplier has materially and adversely changed, or has provided written notice that it is seeking to materially and adversely change or renegotiate (in a materially adverse manner) the pricing terms or terms of any agreement, arrangement or historical practice under which the Acquired Companies with respect to the Business are receiving services or purchasing materials or goods from such Material Supplier; and (z) the Acquired Companies are not involved in any formal dispute with any Material Supplier. (c) Schedule 3.20(c) sets forth a list of the material IT vendors of the Acquired Companies (“Material IT Vendor”). Each Contract with a Material IT Vendor is in full force and effect and will remain in full force and effect for a period of at least thirty (30) days following the Closing Date. 3.21. Real Property. (a) Schedule 3.21(a) lists the street addresses of all real property owned by the Acquired Companies or FEP LLC (collectively, the “Owned Real Property”), complete and correct legal descriptions of which are attached to the Real Estate Purchase Agreement. With respect to each parcel of the Owned Real Property: (i) The Acquired Companies or FEP LLC have good and marketable title to the parcel, free and clear of all Restrictions (other than Permitted Liens), as set forth on Schedule 3.21(a); (ii) There are no pending or, to the knowledge of Sellers, threatened condemnation proceedings, lawsuits or administrative actions relating to the parcel or other matters affecting adversely the current use, occupancy, value or marketability of or title to the parcel; (iii) [Reserved]; (iv) All buildings, improvements or facilities located on the parcels are in normal operating condition and repair, ordinary wear and tear excepted, and have been operated and maintained in accordance with applicable Law in all material respects; 54 4907-7785-9703.29 (v) Except as set forth on Schedule 3.21(a)(v), there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any Person the right of use or occupancy of any portion of the parcel; (vi) The parcels do not serve any adjoining property for any purpose materially inconsistent with the use of the parcel, and the parcel is not located within any flood plain or subject to any similar type restriction, in each case, for which any material Permits necessary to the use thereof have not been obtained; (vii) All buildings, improvements or facilities located on the parcels, to the extent applicable and necessary for the use or operation thereof by the Acquired Companies (or third party tenant, if applicable) in the Ordinary Course of Business, have received all approvals of Governmental Entities (including all material Permits) required in connection with the ownership or operation thereof and have been operated and maintained in all material respects in accordance with applicable Law; (viii) Except as set forth on Schedule 3.21(a)(viii), there are no outstanding options or rights of first refusal to purchase the parcel, or any portion thereof or interest therein; (ix) Except for the leases set forth on Schedule 3.21(a)(ix) and the possession rights granted therein, there are no Persons (other than Sellers, the Acquired Companies, FEP LLC or their Affiliates) in possession of any portion of the Owned Real Property; (x) All buildings, improvements or facilities located on the parcel, to the extent applicable and necessary for the use or operation thereof by the Acquired Companies (or third party tenant, if applicable) in the Ordinary Course of Business, are supplied with utilities and other services necessary for the operation of such buildings, improvements or facilities, all of which services are adequate in accordance with applicable Law in all material respects; (xi) To the extent applicable and necessary for the use or operation thereof in the Ordinary Course of Business, each parcel abuts on and has direct vehicular access to a public road, or has access to a public road via appurtenant easement benefiting the parcel, and access to the parcel is provided by a public right-of-way with adequate curb cuts available; (xii) Except as set forth on Schedule 3.21(a)(xii), to the knowledge of Sellers, there are no material defects of the Owned Real Property and such Owned Real Property is in good operating condition and repair, ordinary wear and tear excepted, and in compliance with applicable Law in all material respects; (xiii) Except as set forth on Schedule 3.21(a)(xiii), substantially all of the all-in operating costs of the Owned Real Property, including “market” rent (meaning rent consistent with prevailing rates for comparable properties under an absolute net lease) and all other related costs and expenses, are reflected either in 55 4907-7785-9703.29 the intercompany rent expense between FEP LLC or FFP Inc., as applicable, and the Acquired Companies, or elsewhere in the Financial Statements; and (xiv) The parcel contains no patent defects or, to the knowledge of Sellers, latent defects. (b) Schedule 3.21(b) is a list of all leases or subleases of real property of the Acquired Companies (whether as lessee, sublessee or assignee) relating to real property including the leased, subleased or assigned real property (other than Immaterial Parking Arrangements (as defined below)) (collectively, the “Leased Real Property”). Set forth on Schedule 3.21(b) is a list and brief description, including street address or location, of all Leased Real Property, including all current (as of the date hereof) lease or sublease agreements with respect thereto. “Immaterial Parking Arrangements” means licenses or leases for parking spaces that: (i) (A) do not contain any exclusivity, right of first refusal/offer, purchase option, expansion option, or recorded encumbrance; and (B) do not impose maintenance, structural, environmental, or capex obligations beyond ordinary wear-and-tear; and (ii) are either terminable by the applicable Acquired Company on not more than 90 days’ notice without penalty or do not exceed $25,000 in annual rent per location. Correct and accurate copies of the lease or sublease agreements (or descriptions of applicable verbal arrangements) with respect to the Leased Real Property, as amended to date, have been Made Available to the Purchaser. Except as set forth on Schedule 3.21(b), with respect to each lease or sublease agreement for the Leased Real Property: (i) The lease or sublease is legal, valid, binding, enforceable and in full force and effect; (ii) The lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following Closing; (iii) No party to the lease or sublease is in breach or default in any material respect, and no event has occurred which, with notice or lapse of time, would constitute a material breach or material default or permit termination, modification or acceleration thereunder; (iv) No party to the lease or sublease has overtly repudiated any provision thereof; (v) There are no material disputes, oral agreements or written forbearance programs in effect as to the lease or sublease; (vi) Except as set forth on Schedule 3.21(b)(vi), the Acquired Companies have not assigned, transferred, conveyed, mortgaged, deeded in trust, imposed a Restriction on or encumbered any interest in the leasehold or subleasehold (other than Permitted Liens); (vii) Excluding any leases an Acquired Company is a party to primarily for the purpose of utilizing parking spaces, all buildings, improvements or facilities leased or subleased thereunder are in normal operating condition and 56 4907-7785-9703.29 repair, ordinary wear and tear excepted, and have been operated and maintained in accordance with applicable Law in all material respects; (viii) Excluding any leases an Acquired Company is a party to primarily for the purpose of utilizing parking spaces, all buildings, improvements or facilities leased or subleased thereunder, to the extent applicable and necessary for the use or operation thereof in the Ordinary Course of Business, are supplied with utilities and other services necessary for the operation of said facilities; (ix) To the knowledge of Sellers, the owner or sublessor of the buildings, improvements or facilities leased or subleased has good and marketable title to (or the valid and legal ability to sublease, as applicable) the parcel of real property; (x) To the extent applicable and necessary for the use or operation thereof in the Ordinary Course of Business, each parcel of Leased Real Property abuts on and has direct vehicular access to a public road, or has access to a public road via appurtenant easement benefiting the parcel, and access to the parcel is provided by a public right-of-way with adequate curb cuts available; (xi) To the knowledge of Sellers, there are no material physical or material mechanical defects of the Leased Real Property; and (xii) To the knowledge of Sellers, none of the Leased Real Property contains any patent defects. 3.22. Intellectual Property. (a) Schedule 3.22(a) sets forth a true and complete list of all Intellectual Property Rights owned by the Acquired Companies used in the Business as currently conducted or as contemplated to be conducted, specifying as to each: (i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed and the name of the owner of each such registration or application; and (iv) except in the Ordinary Course of Business, all licenses, sublicenses and other Contracts pursuant to which any Person is authorized to use such Intellectual Property Right. The Intellectual Property Rights owned by or licensed to the Acquired Companies include all of the material Intellectual Property Rights used by the Acquired Companies to conduct the Business in the manner in which the Business is currently being conducted. For purposes of this Section 3.22(a) and clause (g) of the definition of Permitted Lien (as applied to this Section 3.22), the Ordinary Course of Business is deemed to include the non-exclusive licensing, sublicensing, or otherwise granting of access to one or more Intellectual Property Rights to allow Clients to interact with the Acquired Companies, provided that any such license, sublicense, or grant of access is (x) ancillary to the relationship between the Acquired Companies and such Client; and (y) does not survive the termination or expiration of the applicable Client relationship or Contract.

57 4907-7785-9703.29 (b) The Acquired Companies have made (by the applicable deadline) all filings, payments, and other actions required to maintain in full force and effect each Intellectual Property Right. No application for a patent or a copyright or trademark registration or any other type of Intellectual Property Right filed by or on behalf of the Acquired Companies has been abandoned, allowed to lapse or rejected, except for such issuances, registrations or applications that the Acquired Companies have abandoned, or permitted to expire or be cancelled, in the Acquired Companies’ reasonable business judgment. Schedule 3.22(b) identifies and describes each action, filing, and payment that must be taken or made on or before the date that is one hundred and fifty (150) days after the Closing Date to renew or maintain each such Intellectual Property Right in full force and effect, excluding Third Party Contract renewals occurring in the Ordinary Course of Business more than thirty (30) days following the Closing Date. (c) Schedule 3.22(c) contains a correct, current, and complete list of all IP Agreements material to the operation of the Business, specifying for each the date, title, and parties thereto: (i) under which any Acquired Company is a licensor or otherwise grants to any Person any right or interest relating to any Intellectual Property Right (excluding non-exclusive licenses granted in the Ordinary Course of Business); (ii) under which any Acquired Company is a licensee or otherwise granted any right or interest relating to the Intellectual Property Rights of any Person (excluding generally commercially available, “off-the-shelf” or “shrink wrap” products and technology licensed to any Acquired Company for a one-time fee or annual fee of less than $25,000); or (iii) which otherwise relate to the Acquired Companies’ ownership or use of Intellectual Property Rights in any material respect (excluding generally commercially available, “off-the-shelf” or “shrink wrap” products and technology licensed to any Acquired Company for a one-time fee or annual fee of less than $25,000) (collectively, the “IP Agreements”), in each case identifying the Intellectual Property Rights covered by such IP Agreement. Except as set forth on Schedule 3.22(c), the Acquired Companies have Made Available to Purchaser true and complete copies (or in the case of any oral agreements, a complete and correct written description) of all material IP Agreements, including all modifications, amendments, and supplements thereto and waivers thereunder. Each such IP Agreement is valid and binding on the applicable Acquired Company in accordance with its terms and is in full force and effect. No party to any such IP Agreement is in breach of or default under, or has provided or received any written notice of breach of, default under, or intention to terminate (including by non-renewal), to such IP Agreement. (d) Except as set forth on Schedule 3.22(d), since January 1, 2010, the Acquired Companies have not been sued or charged in writing with or been a defendant in any Claim, suit, action or proceeding that involves a Claim of infringement of any Intellectual Property Right, and to the knowledge of Sellers, there is no other Claim of infringement against the Acquired Companies or any basis for any such Claim. (e) The current use by the Acquired Companies of the Intellectual Property Rights does not infringe the rights of any other Person in any manner. To the knowledge of Sellers, no other Person has interfered with, infringed upon, misappropriated or otherwise conflicted with any Intellectual Property Rights of the Acquired Companies. None of the Intellectual Property Rights owned by the Acquired Companies will result in the Acquired Companies being obligated to take a license under, or pay for the use of, the Intellectual Property Rights of any other Person or to offer a license under the Intellectual Property Rights owned by the Acquired 58 4907-7785-9703.29 Companies to any other Person, including, without limitation, under any open source software license or source code escrow agreement. (f) The Acquired Companies have taken commercially reasonable measures to protect the secrecy of all Proprietary and Confidential Information, including, but not limited to, securing Trade Secrets against unauthorized access by physical and electronic means appropriate to the form in which such Trade Secrets exist. None of the Trade Secrets has, to the knowledge of Sellers, been disclosed or has been authorized to be disclosed to any Person other than to employees, agents, vendors or consultants of the Acquired Companies for use in connection with the Business or pursuant to a confidentiality or non-disclosure agreement that reasonably protects the interests of the Acquired Companies in and to such matters. To the knowledge of Sellers, no unauthorized disclosure of any Trade Secrets has been made. (g) Schedule 3.22(g) sets forth all software owned and developed by or on behalf of the Acquired Companies (the “Proprietary Software”). The Acquired Companies exclusively own all right, title, and interest in and to the Proprietary Software (except for the underlying open source and other licensed products forming a part thereof) and all related Intellectual Property Rights, free and clear of any Restrictions (other than Permitted Liens), and no Person has any rights to obtain ownership or exclusive license rights therein. The Proprietary Software and all associated Intellectual Property Rights were either (i) authored by employees of the Acquired Companies (each, an “IP Contributor” and collectively, the “IP Contributors”) within the scope of their employment and are works made for hire owned ab initio by the Acquired Companies, or (ii) developed by contractors/consultants who have executed valid and enforceable present assignments in favor of the Acquired Companies. The Proprietary Software is, and during the past 24 months has been, in all material respects functional for its intended purpose and in conformity with its applicable documentation and specifications, subject to ordinary-course bugs, errors, and defects that do not, individually or in the aggregate, materially impair the use of the Proprietary Software in the operation of the Business. No Proprietary Software is subject to any “copyleft” or other open source license that requires, as a condition of the use, modification, or distribution of such open source software, that such Proprietary Software or any portion thereof be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works, or (iii) redistributable at no charge. The Acquired Companies are in material compliance with all terms and conditions of any open source license applicable to any open source software used in the Business. The Acquired Companies have implemented and maintained, in all material respects, commercially reasonable measures to protect the confidentiality and security of the source code for the Proprietary Software, including maintaining such source code in secure repositories with commercially reasonable version control and limiting access to employees and contractors with a legitimate need to know. The source code and associated repositories and build tools for the Proprietary Software, together with the Acquired Companies’ technical documentation, are, in all material respects, taken as a whole, sufficient to enable reasonably skilled and experienced personnel, with reasonable access to current personnel or the historical context and knowledge ordinarily obtained through consultation with such personnel, to operate, maintain, and support the Proprietary Software as used in the conduct of the Business. The Acquired Companies have not disclosed or provided the source code for the Proprietary Software to any third party, except to employees and contractors in the ordinary course, or as required by Law. The Acquired Companies are not obligated to disclose or deliver, and are not subject to any escrow 59 4907-7785-9703.29 arrangement requiring the disclosure or delivery of the source code for the Proprietary Software to any Person. (h) The Proprietary Software does not contain any malicious or surreptitious code or device, such as a virus, worm, time or logic bomb, disabling device, Trojan horse or other malicious or surreptitious code designed to (i) disrupt or damage any use of the Proprietary Software or Computer Systems of the Acquired Companies or of any other Person; (ii) erase, destroy or corrupt any files or data; or (iii) bypass any technical security measure, or masquerade as compliant, so as to obtain access to any other Person’s hardware or software in contravention of such technical security measures. The Acquired Companies maintain commercially reasonable disaster recovery and business continuity plans in connection with the operation of the Business. (i) All mobile applications developed, owned, maintained, distributed, or otherwise used by the Acquired Companies in the Business as currently conducted, whether internally or externally, that incorporate, interface with, depend on, or otherwise utilize any portion of the Proprietary Software (the “Mobile Applications”) are functional for their intended purpose, free from material defects, and operate in compliance with applicable industry standards and practices, subject to ordinary-course bugs, errors, and defects that do not, individually or in the aggregate, materially impair the use of the Mobile Applications in the operation of the Business. The Mobile Applications do not contain any malicious code, security vulnerabilities, or undocumented features designed to impair functionality, compromise data integrity, or permit unauthorized access. All Mobile Applications have been developed and maintained, in all material respects, using generally accepted secure coding practices for similar mobile applications, and the Acquired Companies have used commercially reasonable efforts to maintain documentation for such Mobile Applications (including, as applicable, source code, architecture diagrams, and maintenance logs) that is reasonably sufficient, in all material respects, taken as a whole, to enable a reasonably skilled developer to continue development, support, and operation of the Mobile Applications. No Mobile Application requires the use of any open source materials in a manner that would obligate disclosure or licensing of the Proprietary Software or any portion thereof (excluding such open source materials themselves), and no Mobile Application is subject to any escrow arrangement or contractual obligation to provide source code to any third party. (j) No disclosure or representation made or contained in any Company Privacy and Data Security Policy is or has been materially inaccurate, misleading, deceptive, or in violation of any Laws (including by containing any material omission) in any material respect, and since January 1, 2021, the practices of the Acquired Companies have conformed to the Acquired Company’s Privacy and Data Security Policies that govern the use of such Personal Information in all material respects. The Acquired Companies are, and have been at all times, in compliance in all material respects with (i) all Laws relating to privacy, data protection and the collection and use of Personal Information, health-related information and user information gathered or accessed in the course of the operations of the Business; and (ii) all obligations or restrictions concerning the privacy, security, or Processing of Personal Information under any Material Contract to which any Acquired Company is a party or otherwise bound. The Acquired Companies have used commercially reasonable efforts to require the Acquired Companies’ users, Clients, Prospective Clients, employees, independent contractors and other applicable 60 4907-7785-9703.29 Persons who access, use, Process or further disclose Personal Information to adhere to the Acquired Companies’ Privacy and Data Security Policies and all applicable Laws, as applicable. Since January 1, 2021, each of the Acquired Companies’ current and former employees, consultants and independent contractors have, at all times, complied with all rules, policies and procedures established by the Acquired Companies in connection with the foregoing in all material respects. No Claims have been asserted or, to the knowledge of Sellers, threatened, against the Acquired Companies by any Person alleging a violation of such Person’s privacy, personal or confidentiality rights under any such Laws. Since January 1, 2021, the Acquired Companies have at all times implemented and maintained commercially reasonable security measures, plans, procedures, controls, and programs, to identify and address risks to the privacy and security of Personal Information in their possession or control and provide notification in compliance with applicable Law in all material respects. Except as set forth on Schedule 3.22(h), to the knowledge of Sellers, since January 1, 2021, no Personal Information in the possession or control of the Acquired Companies or held or Processed by any vendor, processor, or other Person for or on behalf of the Acquired Companies has been subject to any Security Incidents. (k) The Computer Systems of the Acquired Companies (i) are sufficient in all material respects for the immediate and currently anticipated future needs of the Acquired Companies to effectively perform the Business as currently conducted, and (ii) include a sufficient number of seat, user or similar licenses for all Computer Systems as necessary for the operation of the Business as currently conducted, in each case, subject to ordinary course replacement cycles and capacity planning. In the past 3 years, to the knowledge of Sellers, there have been no unauthorized intrusions, failures, breakdowns, continued substandard performance, or other material adverse events affecting any such Computer Systems that has caused or would reasonably be expected to cause any substantial disruption to the use of such system or to the Business as currently conducted. 3.23. Absence of Undisclosed Liabilities. Except for (i) liabilities reflected or reserved against in the Financial Statements, (ii) liabilities and obligations that are incurred after the date of the Most Recent Balance Sheet in the Ordinary Course of Business, (iii) liabilities incurred in connection with the Transaction or the execution and performance of this Agreement or the Transaction Documents, (iv) liabilities taken into account in calculating Working Capital or any other component of the Purchase Price (including through indemnification), (v) obligations of a type not required to be recorded on a balance sheet prepared in accordance with GAAP under Contracts that are not in default, (vi) any incidents listed in the Loss Runs for which no accrual has been made in the Most Recent Balance Sheet due to insufficient available information (none of which involve fatalities or serious injuries), and (vii) as set forth on Schedule 3.23, the Acquired Companies have no Indebtedness or material liabilities, obligations, Claims against the Acquired Companies, damages, deficiencies or other losses, of any nature, whether known, absolute, accrued, contingent or otherwise (including based on strict liability, negligence, breach of warranty (express or implied), breach of contract or otherwise), and whether due or to become due. Notwithstanding anything to the contrary in this Agreement, the exceptions, qualifications, and disclosures set forth in this Section 3.23 (including any references to Loss Runs and any items disclosed on Schedule 3.23) apply solely to this Section 3.23 and shall not (x) limit, qualify, or be used to interpret any other representation or warranty, (y) constitute an admission as to the adequacy of any reserves, accruals or Working Capital

61 4907-7785-9703.29 treatment, the sufficiency or availability of insurance coverage (including deductibles or self- insured retentions), or compliance with GAAP, or (z) waive, limit, or otherwise affect Purchaser’s rights or remedies under this Agreement (including ARTICLE 6) or the purchase price adjustment mechanics under Section 2.5. 3.24. COVID-19, Stimulus Funds, Etc. The Acquired Companies have not and did not apply for any CARES Act stimulus fund programs or other similar programs of a Governmental Entity related to the COVID-19 pandemic (including for the avoidance of doubt pursuant to the PPP). 3.25. Revenue Equipment. (a) Except (x) as set forth in Schedule 3.25(a), as of the date indicated on such schedule (which shall be within two (2) Business Days prior to the Closing Date), (y) as to damage that is fully accrued on the Most Recent Balance Sheet or Preliminary Closing Statement or for which a valid claim for insurance proceeds is pending, and (z) for normal wear and tear, scheduled maintenance, and immaterial unscheduled maintenance, for its age, all of the Revenue Equipment owned or leased by the Acquired Companies (i) is roadworthy and adequate for use in the Ordinary Course of Business, (ii) has been adequately maintained in substantial conformity with past practices of the Acquired Companies, (iii) has been maintained in the Ordinary Course of Business, (iv) meets applicable operating condition requirements of the U.S. Department of Transportation in all material respects, (iv) has all major mechanical, electrical and other systems functioning properly, and (v) as of the date ending two (2) Business Days prior to the Closing Date, no individual piece of Revenue Equipment has physical damage that would impair the Acquired Companies’ use of such piece of Revenue Equipment and that would cost in excess of $25,000, individually per such piece of Revenue Equipment, to repair. (b) All of the Revenue Equipment owned and leased by the Acquired Companies and in active over-the-road use is properly licensed and registered with applicable authorities in accordance with permissible practices and applicable Laws. Such licenses and registrations are current. All current license plates and stickers are properly affixed to such Revenue Equipment, and all related fees, to the extent due and owing as of the date hereof, have been paid. No Acquired Company has received an unsatisfactory or conditional safety rating from the Federal Motor Carrier Safety Commission (the “FMCSA”), or its predecessor, the Federal Highway Administration (the “FHWA”), as a result of a compliance review for any of the factors that are considered by the FMCSA or FHWA, and as of the date hereof, there is no pending judicial or administrative proceeding that reasonably could be expected to result in an unsatisfactory or conditional safety rating. (c) Since January 1, 2021, all Revenue Equipment has been operated at all times in material compliance with applicable leases, secured notes, and other financing documents in all material respects. Since January 1, 2021, none of the Acquired Companies has incurred or paid any material penalty, reconditioning fee, or other amount in connection with a failure to satisfy the “turn-in” requirements under applicable leases, secured notes, or other financing documents, in each case, (net of accruals or reserves for such turn-in requirements, reconditioning fees, and other related amounts recorded as such in the Financial Statements), and no such penalty, reconditioning fee, or other amount (net of accruals or reserves for such turn-in requirements, 62 4907-7785-9703.29 reconditioning fees, and other related amounts included in the Final Closing Statement) is anticipated or would reasonably be expected after the Closing, assuming the Acquired Companies continue to recondition the equipment or purchase it prior to turn-in in the Ordinary Course of Business. All leased Revenue Equipment has been operated within the mileage allowance of the applicable lease, prorated for the portion of the lease period that has expired, determined as of the Closing Date. Schedule 3.25(c) sets forth a complete and accurate list of all Revenue Equipment as of January 23, 2026, indicating for each unit its year, make, model (if relevant), vehicle identification or serial number, and whether it is owned or leased. For all leased Revenue Equipment, all tractors are leased under operating leases, and for trailers the indication on Schedule 3.25(c) as to operating or capital/finance lease is correct in all material respects. True and complete copies of all leases pertaining to the Revenue Equipment have been Made Available to Purchaser. There are no late fees, penalties, or other amounts owing under any lease or other financing document for Revenue Equipment, other than any current monthly payment that is not yet due. (d) Schedule 3.25(d) sets forth a true and correct list of all Revenue Equipment out of service for repairs, with wrecked Revenue Equipment separately noted, as of the date indicated on such schedule (which shall be within two (2) Business Days prior to the Closing Date). (e) Since November 1, 2025, the Acquired Companies have purchased and paid for 76 trucks that were previously subject to an operating lease and have sold 5 of such trucks prior to the Closing. Except as set forth on Schedule 3.25(e), no Acquired Company has any Contracts or commitments for the acquisition or disposition of any capital assets after the Closing Date. 3.26. Drivers. (a) The Acquired Companies: (i) are not required pursuant to a Contract or otherwise with any driver to segregate from the Acquired Companies’ general funds monies collected for such driver or are otherwise restricted by any driver from use of those funds, except with respect to tax levies, garnishments, and other amounts incurred in the Ordinary Course of Business, including but not limited to advances to drivers and owner-operators and maintenance escrows; (ii) do not hold, nor are required to hold, any portion of accounts collected from any Person who is obligated on an account in respect of a driver’s services in trust for such driver; or (iii) do not have any fiduciary relationship or fiduciary duty to any driver arising out of or in connection with any Contract with any driver or the Transaction. (b) No driver, whether pursuant to Contract or otherwise, at any time controls the method of collection of the Acquired Companies’ accounts or restricts the use of proceeds thereof after receipt by the Acquired Companies thereof. 63 4907-7785-9703.29 (c) All drivers utilized in the Acquired Companies’ motor carrier operations are employees of the applicable Acquired Company. Since January 1, 2021, no Acquired Company has engaged any drivers as owner-operators, leased-on drivers, or independent contractor drivers. (d) Interactive Logistics operates solely as a property broker. It does not employ or engage drivers and does not provide transportation with equipment it owns or leases. Interactive Logistics contracts only with duly authorized third‑party motor carriers to perform transportation. Any owner‑operators involved in performing such transportation are engaged by those motor carriers, and no employment, lease, agency, or similar relationship exists between any Acquired Company and such owner‑operators. 3.27. TRAC Leases. (a) Schedule 3.27 sets forth a true, correct and complete list of all terminal rental adjustment clause (“TRAC”) leases and split-TRAC leases (collectively, the “TRAC Leases”), including lessors, dates, and for all equipment being leased thereunder as of the Closing, vehicle year, vehicle make, vehicle model, and VIN numbers. Each TRAC Lease is a valid and binding obligation of the Acquired Companies, enforceable in accordance with its terms. (b) All rentals and other material amounts due under the TRAC Leases have been timely paid in all material respects, and no payment obligations are past due except as contested in good faith and disclosed on Schedule 3.27. (c) The terms of the TRAC Leases comply in all material respects with applicable Law or are subject to valid consents or waivers. No TRAC Lease has been challenged as other than a true lease, and there are no pending or, to the knowledge of Sellers, threatened audits or Legal Proceedings seeking recharacterization thereof. (d) There are no side letters, guarantees, cross-defaults, or other arrangements that would result in material obligations beyond the written terms of the TRAC Leases disclosed or required to be disclosed on Schedule 3.27. The Acquired Companies have not pledged collateral or granted Restrictions, other than (i) Permitted Liens and (ii) customary restrictions in the applicable TRAC Lease that (A) relate solely to the lease of the applicable equipment, (B) do not create any lien or encumbrance on, or restriction with respect to, any asset other than such equipment (other than pursuant to customary cross-default and cross-collateralization terms applicable to equipment leased or financed with the same lessor and its affiliates), (C) do not secure obligations other than those under such TRAC Lease (other than pursuant to customary cross-collateralization terms applicable to equipment leased or financed with the same lessor and its affiliates), and (D) do not impose cross-default or cross-collateralization to other obligations or agreements (other than pursuant to customary cross-default and cross- collateralization terms applicable to equipment leased or financed with the same lessor and its affiliates). Except as set forth on Schedule 3.27, no consent or notice is required under any TRAC Lease for the execution and performance of this Agreement or the Transaction, and, except as set forth on Schedule 3.27, none of the TRAC Leases provides for termination, 64 4907-7785-9703.29 acceleration, rent increase, prepayment penalties or other adverse modifications that are triggered by this Agreement and the Transaction. 3.28. Ethical Practices. No Seller nor the Acquired Companies, nor any of their respective directors, officers, employees, agents or other representatives acting on their behalf, has, in violation of applicable Law, offered or given anything of value to: (a) any official of a Governmental Entity, any political party or official thereof, or any candidate for political office; (b) any Client, Prospective Client, or supplier of the Business; or (c) any other Person, in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any Person described in (a) or (b) above, in any such case, for the purpose of any of the following: (i) influencing any action or decision of such Person, in such Person’s official capacity, including a decision to fail to perform such Person’s official function; (ii) inducing such Person to use such Person’s influence with any Governmental Entity, Client, Prospective Client, or supplier, or to affect or influence any act or decision of such Governmental Entity, Client, Prospective Client or supplier to assist the Business in obtaining or retaining business for, or with, or directing business to, any Person; or (iii) constituting a bribe, kickback or illegal or improper payment to assist the Business in obtaining or retaining business for, or with, or directing business to, any Person. No Seller nor any of the Acquired Companies has taken any action or made any omission in the past three (3) years in violation in any material respect of any applicable Laws governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering, or compliance with unsanctioned foreign boycotts. ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser hereby represents and warrants to Sellers as follows: 4.1. Formation. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nebraska. Purchaser has all requisite power and authority, and all necessary Consents, Orders, licenses and Permits of and from, and declarations and filings with, all Governmental Entities, to own, lease, license, and use its assets, and to carry on its business as it is now being conducted. 4.2. Authority; Binding Effect; and Consents. The execution, delivery and performance by Purchaser of this Agreement and each other Transaction Document to which Purchaser is a party and the consummation of the Transaction by Purchaser have been duly and validly authorized by all necessary corporate and other action on the part of Purchaser. Purchaser has all requisite power and authority to enter into this Agreement and any other Transaction Documents to which it is a party and to carry out the Transaction. This Agreement and any other Transaction Documents to which Purchaser is a party have been duly executed and delivered by Purchaser and constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

65 4907-7785-9703.29 4.3. Consents of Governmental Entities. No Consent, declaration, filing or registration by Purchaser with or from any Governmental Entity is required in connection with the execution and delivery by Purchaser of this Agreement, any Transaction Document, and the consummation of the Transaction. 4.4. No Conflict; Non-Contravention. Neither the execution, delivery nor performance of this Agreement and any other Transaction Documents to which Purchaser is a party, nor the consummation by Purchaser of the Transaction, nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, will: (a) conflict with, violate or result in a breach of, any of the terms, conditions or provisions of the Organizational Documents of Purchaser, or any resolution or action adopted by the shareholders or the board of directors (or equivalent governing body) of the Purchaser, or (b) conflict with or violate any Law applicable to the Purchaser or its Affiliates. The Transaction will not conflict with, result in a breach of, constitute a default under, result in the acceleration of, give any Person the right to accelerate, terminate, modify or cancel, or (except with respect to the Purchaser’s or its Affiliates’ credit facilities) require any notice under, any agreement, Permit, instrument or other arrangement to which Purchaser is a party or by which Purchaser is bound or to which any of the assets or properties of Purchaser are subject. 4.5. Brokerage. Except for Wofford Advisors, LLC, no broker or finder has acted directly or indirectly for Purchaser in connection with this Agreement or the Transaction, and no broker or finder is entitled to any brokerage or finder’s fee or other commission in respect thereof based in any way on Contracts made by or on behalf of Purchaser. 4.6. Litigation; Compliance. There is no Claim, pending or, to the knowledge of Purchaser, threatened, nor is there any written Order outstanding, against Purchaser which would prevent Purchaser from being able to close the Transaction. 4.7. Investment Intent. Purchaser is acquiring the Shares hereunder in good faith solely for its own account and solely for the purpose of investment and not with a view to, or in connection with, any distribution thereof in violation of securities Laws. Purchaser acknowledges that the Shares are not registered under any securities Law, and that the Shares may not be sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities Laws, as applicable. 4.8. Sufficiency of Funds. Purchaser has sufficient immediately available funds to pay all amounts payable by Purchaser hereunder at the Closing, including the Closing Payment. 4.9. Investigation; Exclusivity of Representations. Purchaser acknowledges and agrees that it has conducted its own investigation, analysis and evaluation in connection with this Agreement and the Transaction and has been afforded access to such books and records, facilities and personnel of the Acquired Companies. The Purchaser acknowledges and agrees that none of the Sellers nor any of their Affiliates are making, and have not made, and the Purchaser is not relying upon, any representation or warranty, express or implied, at Law or in equity, with respect to the Sellers, the Acquired Companies, the Business or the results of operations, financial condition or prospects of the Acquired Companies or the Business other than those representations and warranties expressly set forth in this Agreement or in any other Transaction 66 4907-7785-9703.29 Document. Except in each case in connection with the representations and warranties expressly set forth in this Agreement or in any other Transaction Document, none of the Sellers, the Acquired Companies, any of their Affiliates, or any Representatives of any of the foregoing (a) has made or will be deemed to have made (and Purchaser and its Affiliates have not relied on) any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Acquired Companies or its businesses or assets (including the Business), or the transactions contemplated hereby, or (b) will have or be subject to any liability or obligation to Purchaser or any other Person resulting from the distribution to Purchaser or any of its Affiliates, or Purchaser’s or any of its Affiliates’ use of, any information, including any confidential information memorandum or similar reports prepared by Raymond James & Associates, Inc. and any information, document or material Made Available to Purchaser or its Affiliates or any of their Representatives in certain “data rooms” and online “data sites,” management presentations or any other form in connection with the transactions contemplated by this Agreement or otherwise. In connection with Purchaser’s and its Affiliates’ investigation of the Acquired Companies, Purchaser and its Affiliates have received from or on behalf of the Sellers and Acquired Companies certain projections, including projected statements of operating revenues and income from operations of the Acquired Companies and certain business plan information of the Acquired Companies. Purchaser acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that Purchaser and its Affiliates are familiar with such uncertainties, that Purchaser and its Affiliates are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that Purchaser and its Affiliates shall have no claim against any Seller, any Acquired Company, any of their Affiliates or any Representatives of any of the foregoing with respect thereto (provided, for the avoidance of doubt, subject to ARTICLE 6, Section 5.7, Section 7.8, and Section 7.15 that nothing in this Section 4.9 shall restrict or limit the Purchaser’s ability to bring a Claim in connection with the representations and warranties expressly set forth in this Agreement or in any other Transaction Document, and nothing in this Section 4.9 may be asserted as the basis for any counterclaim or defense to the same). Nothing contained in this Section 4.9 shall in any way limit Purchaser’s remedies for any claims of Fraud relating to or in connection with this Agreement or the Transaction. ARTICLE 5 COVENANTS The Parties covenant and agree as follows: 5.1. General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement or any Transaction Document, each of the Parties shall take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party with respect to reasonable out-of-pocket costs (unless the requesting party is entitled to indemnification therefor under this Agreement). 5.2. Post-Closing Cooperation, Access to Information and Retention of Records. 67 4907-7785-9703.29 (a) Without limiting the generality of Section 5.1, the Parties shall cooperate fully with each other after the Closing so that each party has access to the Books and Records and other information existing as of the Closing and relating in any manner to the conduct of the Business (whether in the possession of any Seller or Purchaser). No files, books or records existing as of the Closing and relating in any manner to the conduct of the Business shall be destroyed by any Party in a manner inconsistent with such Party’s record retention policies and practices after the Closing Date without giving the other party at least thirty (30) days’ prior written notice, during which time such other party shall have the right (subject to the provisions of Section 5.2(b)) to examine and to remove any such files, Books and Records prior to their destruction. The Parties agree that upon reasonable request of the other Party such Party shall provide a copy or summary of such Party’s record retention policy or practices. (b) The access to files, Books and Records contemplated by Section 5.2(a) shall be during normal business hours and upon not less than two (2) Business Days’ prior written request, shall be subject to such reasonable limitations as the party having custody or control thereof may impose to preserve the confidentiality of information contained therein, and shall not extend to material subject to a claim of privilege unless expressly waived by the party entitled to claim the same. The Parties agree that upon the reasonable request of a Party, the other party shall, in a timely manner, provide copies of all such files, Books and Records contemplated by Section 5.2(a), the cost to be borne by the requesting Party. 5.3. Tax Matters. (a) Tax Returns. (i) Purchaser shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis (taking into account valid extensions of time to file) all Tax Returns of the Acquired Companies for any Pre-Closing Period or Straddle Period (to the extent the initial due date of which (including extensions) is on or after the Closing Date) and for taxable periods ending on or after the Closing Date. Any such Tax Returns for a period that includes a Pre-Closing Period shall be true, correct and complete in all material respects, shall be prepared in draft form by Carr, Riggs & Ingram, LLC (assuming such engagement is accepted, and provided that Purchaser shall retain ultimate approval and filing authority over such Tax Return) on a basis consistent with the similar Tax Returns for the immediately preceding taxable period, and shall not make, amend, revoke or terminate any tax election or change any accounting practice or procedure without the prior consent of Sellers’ Representative, which consent shall not unreasonably be withheld, delayed or conditioned. With respect to any Tax Return including a Pre-Closing Period, Purchaser shall give a copy of each such Tax Return to Sellers’ Representative at least fifteen (15) Business Days prior to filing for Sellers’ Representative’s review and comment and Purchaser shall consider Sellers’ Representative’s comments in good faith. If Sellers’ Representative submits comments to Purchaser within such review period, Purchaser and Sellers’ Representative shall negotiate in good faith to resolve any such items disputed in such comments. If Purchaser and Sellers’ Representative are unable to resolve any such dispute within ten (10) days after 68 4907-7785-9703.29 Sellers’ Representative provides its comments, the Parties shall resolve the dispute in accordance with Section 5.3(a)(iii). (ii) To the extent permitted by applicable Tax Law, Sellers and Purchaser hereby agree to record on and allocate to the Pre-Closing Tax Return all amounts paid under Section 2.3(b)(iii) and the full amount of the Deferred Compensation Plan Payment. (iii) In the event Purchaser and Sellers’ Representative are unable to agree on any timely-raised issue raised by Sellers’ Representative pursuant to Section 5.3(a)(i), Purchaser and the Sellers’ Representative shall engage the Independent Accountant to resolve the matter, and the Independent Accountant’s determination shall be final and binding on the Parties. The Independent Accountant shall resolve the dispute within twenty (20) days after the item has been referred to it. Notwithstanding anything to the contrary in this Section 5.3(a), Purchaser shall be entitled to file on behalf of the Acquired Companies, or cause to be filed, the applicable Tax Return without having incorporated the disagreed upon changes solely for the purpose to avoid a late filing of such Tax Return. If the Independent Accountant’s resolution of the dispute necessitates that a Tax Return filed in accordance with the previous sentence be amended, then the Purchaser shall cause an amended Tax Return to be filed that reflects such resolution and Purchaser shall be solely responsible for the costs and expenses to amend such Tax Return, except as provided in Section 5.3(a)(iv). (iv) The fees and expenses of the Independent Accountant shall be borne by each Party in the percentage inversely proportionate to the percentage of the total dollar value of the items submitted for dispute that are resolved in such Party’s favor. (v) With respect to any Tax Return including a Pre-Closing Period or Straddle Period, Purchaser shall cause the Acquired Companies to timely pay the Tax shown to be due thereon, and to furnish Sellers’ Representative proof of such payment. Nothing in this Section 5.3(a) shall affect the Parties’ rights set forth in ARTICLE 6. (b) Purchaser shall retain (or cause the Acquired Companies to retain) all Books and Records with respect to Tax matters for Pre-Closing Periods at least until sixty (60) days after the expiration of the applicable statute of limitations, including any extensions or waivers thereof, and to abide by all record retention agreements entered into by or with respect to the Acquired Companies with any Governmental Entity. (c) All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest), if any, incurred in connection with this Agreement or the consummation of the Transaction (the “Transfer Taxes”) shall be paid fifty percent (50%) by Purchaser and fifty percent (50%) by Sellers (jointly and severally) (such amount due from Sellers shall be treated as a Transaction Expense); provided, however, that

69 4907-7785-9703.29 Transfer Taxes with respect to the real property subject to the Real Estate Purchase Agreement shall be allocated as set forth therein. (d) In the case of any taxable periods beginning before and ending after the Closing Date (a “Straddle Period”), the amount of any Taxes based on or measured by (a) income, gross or net sales, payroll payments or amounts required to be withheld, for the Pre-Closing Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date and (b) the amount of any other Taxes of the Acquired Companies for a Straddle Period that relates to the Pre-Closing Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the day before the Closing Date and the denominator of which is the number of days in such Straddle Period; provided, however, to the extent permitted by applicable Tax Law and subject to Section 5.3(c) with respect to Transfer Taxes, any Taxes that are economically borne by Sellers (or by the Acquired Companies prior to the Effective Time) as a result of the consummation of the Transaction shall be treated as accruing in, and allocated to, the Pre-Closing Period and, for income Tax purposes, as incurred as of the close of business on the Closing Date (applying the Previous Day Rule to the extent applicable). (e) The Parties agree with respect to certain Tax matters as follows: (i) the Acquired Companies will be treated as becoming members of Purchaser’s consolidated group as of the end of the Closing Date pursuant to Treas. Reg. § 1.1502-76(b)(1)(ii)(A) (the “end-of-day rule”); (ii) no Party shall apply the “next day rule” under Treas. Reg. § 1.1502-76(b)(1)(ii)(B) to any Transaction Expenses paid or accrued on the Closing Date; instead, such Transaction Expenses shall be treated as incurred in the Pre-Closing Period under the “previous day” allocation permitted by the consolidated return rules; (iii) except as provided in clause (ii), to treat any gains, income, deductions, losses, or other items realized by the Acquired Companies for income Tax purposes with respect to any transaction outside the Ordinary Course of Business of the Acquired Companies following the Closing on the Closing Date as occurring on the day immediately following the Closing Date and, where applicable, to apply the “next day rule” under Treas. Reg. § 1.1502-76(b)(1)(ii)(B) to such items;(iv) no election shall be made by any Party under Treas. Reg. § 1.1502-76(b)(2) (or any similar provision of state, local, or non- U.S. Law) to ratably allocate items incurred by the Acquired Companies for the year in which the Closing occurs; and (v) to make the safe harbor election under Revenue Procedure 2011-29 for all eligible success-based fees included in Transaction Expenses. (f) The Sellers’ Representative shall promptly notify Purchaser regarding the receipt by any of the Sellers of notice of any Tax Proceeding. Purchaser shall have the exclusive right to control the defense, settlement or compromise of any Tax Proceeding; provided, however, that to the extent such Tax Proceeding includes any Tax or Tax Return related to a Pre-Closing Period, Purchaser shall not settle, compromise, or otherwise resolve any such Tax Proceeding without the Sellers’ Representative’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Each Seller and the Sellers’ Representative shall assist in any such Tax Proceeding to the extent such Tax Proceeding includes any Tax or Tax Return related to a Pre-Closing Period. The Sellers’ Representative shall have the right to participate, at the Sellers’ sole expense, in any such Tax Proceeding to the extent such Tax Proceeding includes any Tax or Tax Return related to a Pre-Closing Period. 70 4907-7785-9703.29 (g) For the avoidance of doubt, if Purchaser determines it is required under applicable Law, including the Code, to correct a Tax practice (including one relating to the filing, reporting, withholding, or payment of any Tax) in respect of a Pre-Closing Period, Purchaser shall provide the Sellers’ Representative with prior written notice of such determination, including a reasonably detailed explanation thereof. Purchaser shall not implement any such correction without the prior written consent of the Sellers’ Representative, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that Purchaser may proceed without such consent if the correction is expressly mandated by applicable Law. Purchaser shall use commercially reasonable efforts to provide advance written notice to the Sellers’ Representative of such determination, including a reasonably detailed explanation therefor, and to keep the Sellers’ Representative reasonably informed of material developments of any such Tax Proceeding. (h) Without limiting the generality of Section 5.8, any income Tax refunds that are received by Purchaser or the Acquired Companies (including, without limitation, all state and federal income tax refunds and all Seller Reserved Assets), and any amounts credited against income Tax to which Purchaser or the Acquired Companies become entitled, that relate to income Tax periods or portions thereof ending on or before the Closing Date shall be for the account of Sellers (excluding any refund or credit attributable to any loss in a tax year (or a portion of the Straddle Period) beginning after the Closing Date applied (e.g., as a carryback) to income in a tax year (or portion of the Straddle Period) ending on or before the Closing Date) and Purchaser shall pay over to Sellers’s Representative (or his designee) any such refund or the amount of any such credit within five (5) Business Days after receipt or entitlement thereto. (i) Purchaser shall not make an election under Code Sections 336 or 338 with respect to the purchase of Shares pursuant to this Agreement. 5.4. Public Statements. Before any Seller or Sellers’ Representative, on the one hand, or Purchaser or the Acquired Companies, on the other hand, as the case may be, shall release any information concerning this Agreement or the Transaction which is intended for or may result in public dissemination thereof, such party shall furnish drafts of all documents or proposed oral statements to the other party, for comments, and shall not release any such information without the written Consent of Purchaser or Sellers’ Representative, as applicable; provided, however, notwithstanding the foregoing, Purchaser and its Affiliates are not restricted from making public statements about the Transaction, including by issuing a press release (it being agreed that Purchaser will provide the Sellers’ Representative a draft of such press release at a reasonable time prior to its release to allow Sellers’ Representative to comment thereon; provided that Purchaser retains sole discretion over such press release) and holding an analyst call to discuss the Transaction. Nothing contained herein shall prevent (a) Purchaser or its Affiliates from releasing any information if such information is not Proprietary and Confidential Information and (i) is of a nature customarily conveyed to the general public in a tombstone or other similar announcement; or (ii) is of a nature customarily conveyed by private equity funds to investors, potential investors, lenders and the like; (b) any Party from releasing any information to any Governmental Entity if required to do so by Law; or (c) Purchaser or any of its Affiliates from making disclosures as may be required to comply with securities laws or stock exchange rules, including in any filings and reports made pursuant to the Securities Exchange Act of 1934, as amended. 71 4907-7785-9703.29 5.5. Release by Sellers. Effective as of the Closing Date, each Seller, on behalf of himself, herself or itself and each of his, her or its heirs, successors, beneficiaries, Representatives, predecessors, assigns, Family Members, and Affiliates (together, the “Seller Releasors” and, individually, a “Seller Releasor”), hereby absolutely, irrevocably and unconditionally releases, remises and forever discharges, fully, finally and forever, Purchaser and the Acquired Companies and their respective past and present equity holders, employees, managers, partners, directors, officers, agents, attorneys, plan administrators, consultants, advisors, Representatives and subsidiaries and the respective heirs, successors and assigns of each of the foregoing (together, the “Purchaser Released Parties” and, individually, a “Purchaser Released Party”) from any and all Claims, rights, causes of action, remedies, obligations, damages, and liabilities of any kind or character whatsoever arising as a result of any event or condition, or action or inaction of the Purchaser Released Parties, from the beginning of time, whether known or unknown, absolute or contingent, both at Law and in equity, which such Seller ever had, now has or ever may have against any Purchaser Released Party; provided that the foregoing shall not apply to, or restrict in any way any Claims under, related to, or arising out of this Agreement or any Transaction Document. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, nothing in this Section 5.5 will be deemed to be a waiver of any rights that any Seller or any of its Affiliates may have (i) under, related to, or arising out of this Agreement or any Transaction Documents, including any enforcement rights thereof and any rights to payment under this Agreement or any Transaction Documents, as applicable; (ii) under any other written agreement entered into by such Seller with Purchaser or the Acquired Companies in connection with the Closing; (iii) any rights with respect to salaries, bonuses, consulting fees and expenses that accrued prior to the Closing (x) in the Ordinary Course of Business consistent with past practice, (y) with the prior written consent of Purchaser (which consent must specifically reference this Section to be effective) or (z) as expressly set forth in this Agreement or any Transaction Documents, in each case, including, but not limited to, accrued but unpaid compensation and the reimbursement of business related expenses (but only to the extent and in the amounts accrued on the Final Closing Statement); and (iv) any rights under any Employee Benefit Plan accruing prior to the Effective Time. In making this waiver, each Seller Releasor acknowledges that such Seller Releasor may hereafter discover facts in addition to or different from those which such Seller Releasor now believes to be true with respect to the subject matter released herein, but agrees that such Seller Releasor has taken that possibility into account in reaching this Agreement and as to which such Seller Releasor expressly assumes the risk. 5.6. Employee Matters. (a) With respect to any employee benefit plan maintained by Purchaser or its Affiliates (collectively, “Purchaser Benefit Plans”) in which any employee of the Acquired Companies who remains employed by the Acquired Companies or the Purchaser immediately after the Closing (collectively, “Company Continuing Employees”) will participate effective as of or following the Closing, subject to the terms of the applicable Purchaser Benefit Plan, Purchaser shall, or shall cause the Acquired Companies to, recognize all service of the Company Continuing Employees with the Acquired Companies as if such service were with Purchaser, for vesting and eligibility purposes in any Purchaser Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Closing Date; provided, however, such service shall not be recognized to the extent that (y) such recognition 72 4907-7785-9703.29 would result in a duplication of benefits, or (z) such service was not recognized under the corresponding Employee Benefit Plan. To the extent permissible pursuant to the Purchaser’s 401(k) plan, the Purchaser will allow Company Continuing Employees to roll over such Company Continuing Employees’ 401(k) Plan balances into the 401(k) plan of the Purchaser as soon as practicable following the Closing Date. Purchaser further agrees that, from the Closing Date through the earlier of (i) December 31, 2026; or (ii) the date on which such Continuing Key Employee’s employment with Purchaser or any of its Affiliates (including any Acquired Company) ceases for any reason, it shall, or shall cause the Acquired Companies to, provide the Company Continuing Employees set forth on Schedule 5.6(a) with the compensation and severance arrangements (if any) set forth thereon. (b) This Section 5.6 shall be binding upon and inure solely to the benefit of the Parties, and nothing in this Section 5.6, express or implied, shall confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.6. Nothing contained herein, express or implied, shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement. The Parties acknowledge and agree that the terms set forth in this Section 5.6 shall not create any right in any Company Continuing Employee or any other Person to any continued employment with the Acquired Companies, Purchaser, or any of their respective Affiliates or compensation or benefits of any nature or kind whatsoever (other than as set forth on Schedule 5.6(a)). 5.7. R&W Policy. Purchaser has bound the R&W Policy as of the date hereof and delivered a copy thereof to Sellers’ Representative pursuant to Section 2.7(b). Fifty percent (50%) premium, cost and expense of obtaining the R&W Policy shall constitute Transaction Expenses and be paid by the Sellers pursuant to ARTICLE 2, and the R&W Policy’s retention shall be borne fifty percent (50%) by Purchaser and fifty percent (50%) by the Sellers (except as expressly set forth in Section 6.5). After the Closing, Purchaser agrees that it will: (a) comply with the terms of any post-Closing deliverables set out in the R&W Policy; (b) maintain the R&W Policy in effect; (c) not take any action, or omit to take any action, that would result in the cancellation or termination of the R&W Policy or coverage thereunder other than by payment of claims thereunder; and (d) not agree to any amendment, variation or waiver of the R&W Policy (or do anything which has a similar effect) that would adversely affect the Sellers without the Sellers’ Representative’s prior written consent. Purchaser further agrees that the R&W Policy, as it may be amended from time to time, will expressly exclude any right of subrogation against the Sellers, their Family Members, and their Affiliates other than with respect to or in the event of Fraud. 5.8. Release of Restrictions. At and following the Closing, Sellers shall use commercially reasonable efforts to cause all Restrictions (other than Permitted Liens) related to Closing Indebtedness that is paid off at Closing to be released as soon as commercially practicable following Closing and cause Purchaser to receive evidence of the same which shall be acceptable to Purchaser in its reasonable discretion. 5.9. Retention Bonuses; Deferred Compensation Plan Payments. (a) Purchaser shall, or shall cause the Acquired Companies to, pay the Retention Bonuses to the applicable recipients, less applicable withholding and payroll taxes, within five

73 4907-7785-9703.29 (5) Business Days following the applicable payment date for such Retention Bonuses as set forth on Schedule 1.2, unless otherwise mutually agreed in writing by the Sellers’ Representative and Purchaser. Notwithstanding the foregoing, no Retention Bonus shall be due or payable with respect to any individual who voluntarily terminates employment or is terminated for Cause prior to the applicable payment date. With respect only to those individuals listed on Schedule 5.9(a) (the “Identified Executives”): if an Identified Executive voluntarily terminates employment prior to the applicable payment date without Good Reason and, as a result, does not receive a Retention Bonus, Purchaser shall, within five (5) Business Days after the applicable payment date, pay to the Sellers’ Representative (for further distribution to the Sellers in accordance with their respective interests) an amount equal to the Retention Bonus that would have otherwise been payable to such Identified Executive (the “Executive Forfeiture Payment”). For U.S. federal and applicable state and local income Tax purposes, any Executive Forfeiture Payment shall be treated as an adjustment to the Purchase Price, unless otherwise required by Law. For the avoidance of doubt, no withholding or payroll taxes shall be deducted from any Executive Forfeiture Payment. If an Identified Executive is terminated for Cause prior to the applicable payment date, Purchaser shall have no obligation to remit any Retention Bonus amount (or any portion thereof) to the Sellers’ Representative and may retain such amount. This Section 5.9(a) creates no third‑party beneficiaries, and, except as expressly set forth herein or in the Transaction Bonus Agreements, no Person has any legal right to, or obligation to make or receive, any payment contemplated by this Section 5.9(a). (b) Purchaser shall, or shall cause the Acquired Companies to, pay the Deferred Compensation Plan Payment to the individuals set forth on Schedule 5.9(b), less applicable withholding and payroll taxes, within two (2) Business Days following the date upon which the Deferred Compensation Plan Administrator delivers its written determination of the final amount owed under such Deferred Compensation Plan. 5.10. Seller Reserved Assets. (a) Purchaser acknowledges that the Seller Reserved Assets are the property of Sellers. To the extent any Seller Reserved Asset comes into the possession or control of Purchaser or any of its Affiliates (including any Acquired Company) after the Closing, Purchaser (or its applicable Affiliate) will promptly alert Sellers’ Representative of such occurrence, hold such item solely as a custodian/bailee and not as a fiduciary, and will keep it reasonably segregated in accordance with Purchaser’s customary cash-management and accounting practices, and, following receipt of written instructions for transfer, will, within five (5) Business Days thereafter, report and remit, endorse, or otherwise transfer such Seller Reserved Asset to the Sellers’ Representative (or its designee) for the sole benefit of the Sellers in accordance with their respective interests, it being understood that Purchaser shall have no responsibility for, or liability with respect to, the allocation or distribution thereof among the Sellers. Purchaser and its Affiliates will reasonably cooperate, at Sellers’ sole cost and expense, to effect such turnover and to assist in perfecting rights in or collecting any Seller Reserved Asset to the extent Purchaser’s cooperation is reasonably required and does not (A) require initiation of litigation or arbitration, provision of a guaranty, assumption of liability, or disclosure of privileged information (unless Sellers pre-fund all reasonably expected costs and expenses expected to be incurred by Purchaser in connection therewith, agree to promptly 74 4907-7785-9703.29 reimburse all unexpected costs and expenses moving forward, and indemnify Purchaser for all liability therefor), or (B) materially disrupt Purchaser’s or the Acquired Companies’ operations; provided that Purchaser shall not be required to take any action unless Sellers pre-fund or promptly reimburse all reasonable, documented out-of-pocket costs and expenses incurred by Purchaser in connection therewith. All actions under this Section are subject to applicable Law (including tax reporting and escheat), anti-money laundering, sanctions, and know-your- customer requirements, Purchaser’s reasonable internal controls and policies, and the rights of third parties. Nothing in this Section limits Purchaser’s rights of setoff, recoupment, or offset expressly provided elsewhere in this Agreement, provided that no such setoff, recoupment, or offset shall be exercised against any Seller Reserved Asset. Sellers and the Sellers’ Representative, jointly and severally, shall indemnify, defend, and hold harmless Purchaser and its Affiliates and their respective Representatives from and against any and all losses, claims, damages, liabilities, fines, penalties, costs, and expenses (including reasonable attorneys’ fees) arising out of or relating to Purchaser’s or its Affiliates’ holding, segregation, endorsement, turnover, transfer, cooperation, or handling of any Seller Reserved Asset, or any dispute among the Sellers (or between any Seller and the Sellers’ Representative) regarding any Seller Reserved Asset, except to the extent finally determined to have resulted from Purchaser’s willful misconduct or fraud. The Sellers and the Sellers’ Representative further release Purchaser and its Affiliates from any and all claims arising from the foregoing, except in cases of willful misconduct or fraud. (b) Notwithstanding that the items delineated as “Sports Tickets” on Exhibit D constitute Seller Reserved Assets and shall remain the sole property of the Sellers, the Sellers agree that, from and after the Closing until the expiration of the Calculation Period, the Sellers will make such Sports Tickets available for use by the Acquired Companies for shared access to forty percent (40%) of all home games, events, or other ticketed occasions covered by each type of such Sports Tickets, to permit customer entertainment by the Acquired Companies in a manner reasonably necessary and consistent with past practice. The Sellers’ Representative, on behalf of all Sellers, and the Acquired Companies shall cooperate in good faith to coordinate scheduling, allocate specific games or events, and otherwise determine usage of the Sports Tickets, including by communicating reasonable preferences in advance and endeavoring to avoid scheduling conflicts. The Sellers’ Representative shall have the sole authority to act on behalf of all Sellers with respect to all matters arising under this Section. For the avoidance of doubt, (i) nothing in this Section shall alter the characterization of the Sports Tickets as Seller Reserved Assets or affect or otherwise modify the Sellers’ ownership thereof, (ii) Purchaser’s and its Affiliates’ obligations with respect to Seller Reserved Assets (including with respect to notice, segregation, turnover, endorsement, transfer, and cooperation) shall continue to apply fully to the Sports Tickets notwithstanding the sharing arrangement described herein, and (iii) Purchaser and its Affiliates shall reasonably cooperate, at Sellers’ sole cost and expense and subject to the limitations set forth in Section 5.10(a), to effect any assignment, turnover, or other action reasonably required to perfect or maintain the Sellers’ rights in the Sports Tickets to the extent Purchaser’s cooperation is reasonably required. 5.11. Broker Engagement Letters. The Sellers covenant and agree that they shall not, and shall cause their respective Affiliates not to, assert or bring any claim, action, or proceeding against Raymond James & Associates, Inc. or any other broker or finder set forth on Schedule 3.16 or any of their respective affiliates, officers, directors, employees, agents, or representatives 75 4907-7785-9703.29 (collectively, the “Broker Parties”) that would, directly or indirectly, give rise to any indemnification obligation of the Acquired Companies, the Purchaser, or any of their respective Affiliates under this Agreement or any related agreement, including any engagement letter with any Broker Party. ARTICLE 6 INDEMNIFICATION 6.1. Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is twelve (12) months from the Closing Date, at which time there shall be no further liability for breaches or inaccuracies thereof (including, without limitation, with respect to Third Party Claims related thereto); provided, that the Fundamental Representations shall survive the Closing for the applicable statute of limitations plus sixty (60) days (or for five (5) years from the Closing Date should there be no applicable statute of limitations), at which time there shall be no further liability for breaches or inaccuracies thereof (including, without limitation, with respect to Third Party Claims related thereto). Each covenant and agreement shall survive the Closing for the period contemplated by its terms or if no period is contemplated, until fully performed. Notwithstanding the foregoing, any Claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching Party to the breaching Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such Claims shall survive until finally resolved. Nothing in this Section 6.1 shall limit the rights of the Parties with respect to making Claims for Fraud. 6.2. Indemnification by Sellers. Subject to the other provisions of this ARTICLE 6, the Sellers shall, jointly and severally, indemnify, defend, pay and reimburse the Purchaser Indemnified Parties against, and shall hold the Purchaser Indemnified Parties harmless from, any and all Losses (calculated in accordance with Section 6.4) based upon, arising out of, with respect to or by reason of: (a) (i) any inaccuracy in or breach of any of the representations or warranties of the Sellers set forth in ARTICLE 3 of this Agreement or in written representations in certificates delivered at Closing under this Agreement, or (ii) any inaccuracy in or breach of any of the representations or warranties of FEP LLC set forth in the Real Estate Purchase Agreement or in written representations in certificates or deeds delivered at Closing under the Real Estate Purchase Agreement; (b) any breach of any covenant or other agreement on the part of any Seller under this Agreement or Transaction Documents; (c) all Taxes of the Acquired Companies for any Pre‑Closing Period and, in the case of any Straddle Period, for the portion thereof ending on (and including) the Closing Date, in each case except to the extent (x) such Taxes were taken into account (as finally determined) in the calculation of Working Capital, Indebtedness, Transaction Expenses, or Closing Cash and Cash Equivalents, or (y) such Taxes were reserved for in the Final Closing Statement, but solely to the extent of such reserve; provided that allocation among periods shall be determined in accordance with Section 5.3; (d) any Indebtedness not paid at or prior to the Closing; (e) any Transaction Expenses not paid at or prior to the Closing (or otherwise in connection with Section 5.9); (f) any Other Excluded Matter; (g) any Environmental and Property Matter; (h) the Special Indemnity Matter; or (i) any claim by any broker or finder (including any Broker Party) based on an arrangement made by or 76 4907-7785-9703.29 on behalf of any Seller or Acquired Company for which any Purchaser Indemnified Party becomes liable. 6.3. Indemnification by Purchaser. Subject to the other provisions of this ARTICLE 6, the Purchaser shall indemnify, defend, pay and reimburse the Seller Indemnified Parties against, and shall hold the Seller Indemnified Parties harmless from, any and all Losses (calculated in accordance with Section 6.4) based upon, arising out of, with respect to or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of the Purchaser set forth in ARTICLE 4 or any representation or warranty contained in any certificate delivered by or on behalf of the Purchaser pursuant to this Agreement or Transaction Documents; or (b) any breach of any covenant or other agreement on the part of the Purchaser under this Agreement or Transaction Documents. 6.4. Limitations on Indemnification. A party making a Claim under this ARTICLE 6 is referred to as the “Indemnified Party”, and a party against whom such Claims are asserted under this ARTICLE 6 is referred to as the “Indemnifying Party”. Notwithstanding anything in this Agreement to the contrary, except as expressly stated in this Agreement, the indemnification provided for in Section 6.2 and Section 6.3 shall be subject to the following limitations and the provisions of Section 6.5. (a) The Purchaser Indemnified Parties will not be entitled to indemnification under Section 6.2(a) until the total amount of Losses that the Purchaser Indemnified Parties would recover under Section 6.2(a), but for this Section 6.4(a), exceeds $525,000 (the ”Deductible”), after which the Purchaser Indemnified Parties shall only be entitled to indemnification under Section 6.2(a) for Losses in excess of the Deductible, subject to Section 6.4(b)(i); provided, however, that the Deductible shall not apply to or otherwise affect the ability of the Purchaser Indemnified Parties to make Claims or recover for Losses under Section 6.2(a) with respect to any Fundamental Representations or in the case of Fraud. (b) Liability Caps. (i) The Purchaser Indemnified Parties will not be entitled to indemnification (A) under Section 6.2(a) for breaches of representations and warranties that are not (x) Fundamental Representations, or (y) representations and warranties under any deed to Purchaser delivered in connection with the Real Estate Purchase Agreement for Losses, in the aggregate, in excess of the Retention Escrow Amount; (B) under Section 6.2(a) for breaches of representations and warranties under any particular Parcel’s deed delivered to Purchaser in connection with the Real Estate Purchase Agreement for Losses, in the aggregate, in excess of the portion of the Purchase Price (as such term is defined in the Real Estate Purchase Agreement) allocated to such Parcel in the Real Estate Purchase Agreement; (C) for breaches of Fundamental Representations or under Sections 6.2(b) through 6.2(e) and 6.2(i) for Losses, in the aggregate, in excess of an amount equal to the Closing Payment plus the amount of any Earnout Payment actually earned; or (D) under Section 6.2(f) (Other Excluded Matters) for Losses, in the aggregate, in excess of $1,000,000.

77 4907-7785-9703.29 (ii) With respect to Claims under Section 6.2(g), the Sellers’ aggregate liability shall not exceed (A) one hundred percent (100%) of such Losses up to an aggregate of $1,000,000 (including the Environmental and Property Matters Escrow Amount, which shall be the Purchaser Indemnified Parties’ first source of recovery for such Losses), and (B) fifty percent (50%) of such Losses in excess of $1,000,000, subject to an aggregate cap on Sellers’ liability under Section 6.2(g) of $1,500,000.00 (which cap, for the avoidance of doubt, includes the Environmental and Property Matters Escrow Amount). (iii) With respect to Claims under Section 6.2(h) (Special Indemnity Matters): (A) (1) the Purchaser Indemnified Parties’ first source of recovery shall be the Special Indemnity Escrow Amount; (2) to the extent the Special Indemnity Escrow Amount is insufficient to satisfy in full such Losses, the Purchaser Indemnified Parties’ next source of recovery shall be by setoff against any Earnout Payment then or thereafter due and payable, up to the lesser of the amount of Earnout Payment actually earned and the amount of the Special Indemnity Seller Layer (or, if Purchaser has advanced such amounts, Purchaser shall retain such amounts as reimbursement for amounts previously funded), and (2A) if, at the time such Losses are required to be funded, the Earnout Payment has not yet been finally determined and/or is not yet due and payable, Purchaser may fund such unfunded portion of the Special Indemnity Seller Layer in the first instance (without prejudice to the Special Indemnity Waterfall), and, promptly upon the Earnout Payment being finally determined, Purchaser shall, pursuant to Section 2.10(e) and Section 2.10(j), withhold from and net against the Earnout Payment an amount equal to the least of (x) $5,000,000, (y) the then-remaining unfunded portion of the Special Indemnity Seller Layer (taking into account any amounts previously funded by Purchaser), and (z) the amount of the Earnout Payment actually earned, and retain such amount as reimbursement for amounts previously funded; and (3) to the extent the Special Indemnity Escrow Amount and the Special Indemnity Seller Layer are insufficient to satisfy in full such Losses, Purchaser shall be liable for the unpaid portion of such Losses up to the Special Indemnity Purchaser Layer; (B) the Sellers’ aggregate liability for settlement and judgment amounts with respect to the Special Indemnity Matter (treating amounts paid from the Special Indemnity Escrow Amount as paid by the Sellers) shall not exceed the difference of (I) ten million dollars ($10,000,000) minus (II) the amount by which the Earnout Payment actually earned is less than five million dollars ($5,000,000) (the “Special Indemnity Seller Cap”). For the avoidance of doubt, Loss Adjustment Expenses are excluded from, do not count toward, and shall not reduce either the Sellers’ Special Indemnity Cap or the Special Indemnity Matter Cap; and, in calculating the pro rata allocation of Loss Adjustment Expenses, neither (x) any amounts, if any, paid or funded by Purchaser in excess of the Special Indemnity Matter Cap, nor (y) any amounts paid, reimbursed, or advanced by any insurer (including under the R&W Policy or any other insurance), shall be taken into account or treated as borne by any Party or layer. Loss Adjustment Expenses shall be allocated pro rata to, and borne by, the Party or layer(s) bearing the monetary settlement or judgment for the Special Indemnity Matter, for this purpose assuming the Earnout Payment actually earned 78 4907-7785-9703.29 is at least $5,000,000. Notwithstanding anything to the contrary in this Agreement, the Sellers’ aggregate responsibility for Loss Adjustment Expenses related to the Special Indemnity Matter (inclusive of amounts funded from the Special Indemnity Escrow Amount and Earnout offsets) shall not exceed two million dollars ($2,000,000). By way of illustration only, if the Special Indemnity Matter is settled (x) for $7,000,000 and there are $1,500,000 of Loss Adjustment Expenses, the settlement is funded first $5,000,000 from the Special Indemnity Escrow Amount and next $2,000,000 by the Sellers (assuming the Earnout Payment is sufficient), and in such case, the Sellers bear 100% of the settlement and 100% of the Loss Adjustment Expenses; or (y) for $12,000,000 and there are $3,750,000 of Loss Adjustment Expenses, the settlement is funded first $5,000,000 from the Special Indemnity Escrow Amount, next $3,000,000 from the Sellers (assuming this is the Earnout Payment actually earned) and $2,000,000 from the Purchaser, and next $2,000,000 from Purchaser, and in such case, the Sellers bear 66.67% of the settlement and 53.33% of the Loss Adjustment Expenses (66.67% proportionately up to the maximum of $2,000,000), for a total of $10,000,000 (or 63.49% of the total), and Purchaser bears 33.33% of the settlement and 46.67% of the Loss Adjustment Expenses (33.33% proportionately plus the Loss Adjustment Expenses that would have been borne by Seller if not for the $2,000,000 cap, i.e., $1,750,000), for a total of $5,750,000 (or 36.51% of the total). (iv) The limitations set forth in this Section 6.4(b) (A) shall not apply in the case of Fraud; and (B) are for the benefit of the Sellers and the Sellers’ Representative and shall not limit the ability of the Purchaser to recover under the R&W Policy, applicable title insurance, or any other applicable insurance policy. (c) Payments by an Indemnifying Party pursuant to Section 6.2 or Section 6.3 in respect of any Loss shall be limited to the amount that remains after deducting therefrom any insurance proceeds (including any insurance proceeds received from the R&W Policy) and any indemnity, contribution or other similar payment or amount received by the Indemnified Party (or the Acquired Companies) in respect of any such Claim from any other source; provided, however, that the amount of any increase in retroactive insurance premiums (and any out-of-pocket expenses, including deductible payments relating to insurance policies and reasonable attorneys’ fees related to the collection of such insurance proceeds) resulting from the making of such Claims against insurers shall, for this purpose be deemed deducted from such insurance proceeds. The Indemnified Party shall use its commercially reasonable efforts to recover Losses recoverable under insurance policies or indemnity, contribution or other similar agreements, but shall not have any obligation to engage in any litigation in connection therewith unless the Indemnifying Party agrees to bear the costs and expenses (including reasonable attorneys’ fees) of such litigation; provided that Purchaser shall not be required to take any action unless Sellers pre-fund or promptly reimburse all reasonable, documented out-of-pocket costs and expenses incurred by Purchaser in connection therewith. In the event an Indemnified Party or one or more of its Affiliates receives any recovery from insurers or otherwise from any other source with respect to such Losses after an Indemnifying Party has made a payment in respect of such Losses, the Indemnified Party or such Affiliate, as the case may be, shall refund to the Indemnifying Party the amount actually received by it (net of the amount of any increase 79 4907-7785-9703.29 in retroactive insurance premiums (and any out-of-pocket expenses, including deductible payments relating to insurance policies and reasonable attorneys’ fees) incurred in connection with such recovery). (d) Each Indemnified Party shall take, and cause its Affiliates to take, all reasonable steps in accordance with applicable Law to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto. For purposes of determining whether an inaccuracy in or a breach of any representation or warranty exists, and for purposes of calculating the amount of Losses resulting from an inaccuracy in or a breach of any representation or warranty, the terms “material”, “materiality”, “material adverse effect” or similar qualifications contained in such representations and warranties shall be disregarded. 6.5. R&W Policy. The Parties acknowledge that the Purchaser has obtained and bound a buy-side representations and warranties insurance policy in respect of, among other things, (i) inaccuracies or breaches of any of the representations or warranties of the Sellers set forth in ARTICLE 3 of this Agreement or in written representations in certificates delivered at Closing under this Agreement, (ii) any inaccuracy in or breach of any of the representations or warranties of FEP LLC set forth in the Real Estate Purchase Agreement or in written representations in certificates delivered at Closing under the Real Estate Purchase Agreement (including, without limitation, in any deed executed and delivered in connection therewith), and (iii) Losses arising under Section 6.2(c) to the full extent of available coverage, including through the synthetic tax indemnity embedded in such buy-side representations and warranties insurance policy (collectively, the “R&W Policy”). Notwithstanding anything in this Agreement to the contrary, the Parties further acknowledge and agree that the R&W Policy, except for Claims satisfied out of the Retention Escrow Amount (subject to Section 6.4(a)), breaches of the Fundamental Representations, and Claims relating to Fraud, is the sole and exclusive remedy for the Purchaser pursuant to Section 6.2(a). If any Purchaser Indemnified Party sustains any Losses due to an inaccuracy in or breach of a Fundamental Representation or due to a Claim under Section 6.2(c), the order and sources of recovery shall be: (a) from the Sellers, an amount equal to one hundred percent (100%) of the then-remaining R&W Policy retention (to the extent not already satisfied), which shall be the Purchaser Indemnified Parties’ first source of recovery and shall be funded first from the Retention Escrow Amount and, if insufficient, directly by Sellers, jointly and severally, (b) the R&W Policy (in excess of the remaining retention amount) shall be the Purchaser Indemnified Parties’ second source of recovery to the extent coverage is available thereunder until the coverage limits thereunder have been exhausted, (c) the offset rights against the Earnout Payment set forth in Section 2.10(j) (to the extent any such Earnout Payment has been earned and not previously paid) shall be the Purchaser Indemnified Parties’ third source of recovery, and (d) the Sellers, jointly and severally, shall be the Purchaser Indemnified Parties’ fourth source of recovery. If any Purchaser Indemnified Party sustains any Losses due to an inaccuracy in or breach of a representation or warranty in the Real Estate Purchase Agreement or any deed recorded in connection therewith, the order and sources of recovery shall be: (A) to the extent the Losses are recoverable from title insurance, from such title insurance until the coverage limits thereunder have been exhausted, which shall be the Purchaser Indemnified Parties’ first source of recovery, (B) to the extent the Losses are not recoverable from title insurance, an amount equal to one hundred percent (100%) of the then-remaining R&W Policy 80 4907-7785-9703.29 retention (to the extent not already satisfied), which shall be the Purchaser Indemnified Parties’ second source of recovery and shall be funded first from the Retention Escrow Amount and, if insufficient, directly by Sellers, jointly and severally, (C) the R&W Policy (in excess of the remaining retention amount) shall be the Purchaser Indemnified Parties’ third source of recovery to the extent coverage is available thereunder until the coverage limits thereunder have been exhausted, (D) the offset rights against the Earnout Payment set forth in Section 2.10(j) (to the extent any such Earnout Payment has been earned and not previously paid) shall be the Purchaser Indemnified Parties’ fourth source of recovery, and (E) the Sellers, jointly and severally, shall be the Purchaser Indemnified Parties’ fifth source of recovery. For the avoidance of doubt, nothing in this Agreement (including the foregoing order of sources) limits Purchaser’s right to concurrently assert, notify, and otherwise perfect claims against any and all available sources (including the Sellers, the Retention Escrow Amount, the R&W Policy, the title insurance policies, and any offset rights expressly granted by this Agreement), and Purchaser shall not be required to exhaust any such source as a condition to asserting or preserving its right to recovery from any other source. Purchaser will use commercially reasonable efforts to seek recovery under the R&W Policy and/or the title insurance policies to the extent coverage is reasonably expected to be available; provided, however, Purchaser shall not be required to exhaust remedies under the R&W Policy or the title insurance policies or commence litigation against the applicable insurer prior to seeking recovery from Sellers. Purchaser shall defer collection from Sellers (including by setoff) only until the earlier of: (i) the insurer’s denial in whole or in part, or a reservation of rights that reasonably calls coverage into question; (ii) the insurer’s failure to pay within 180 days after Purchaser’s submission of a reasonably complete claim; or (iii) the need to fund a settlement or judgment or prevent material prejudice. Any amounts later recovered from the insurer for a Loss previously paid by Sellers shall be promptly remitted to Sellers, net of reasonable collection costs. The ordering set forth above governs only the priority for application of actual recoveries, not the timing or permissibility of asserting or preserving claims. In no event shall Purchaser be entitled to recover more than once for the same Loss, regardless of the source of such recovery. Any period of deferral and any pursuit of insurance shall toll applicable survival periods and the escrow release date for the Retention Escrow Amount solely with respect to the noticed Claim. 6.6. Indemnification Procedures. (a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Third Party Claim made against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses or actually suffers material prejudice by reason of such failure. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, however, the Indemnifying Party shall only

81 4907-7785-9703.29 have the right to assume the defense of any Third Party Claim if: (i) the defense of such Third Party Claim by the Indemnifying Party will not, in the reasonable judgment of the Indemnified Party, have a Material Adverse Effect on the Indemnified Party or any business thereof; (ii) no conflict of interest arises that, under applicable principles of legal ethics, in the judgment of counsel to the Indemnified Party, would prohibit a single counsel from representing both the Indemnifying Party and the Indemnified Party in connection with the defense of such Third Party Claim; (iii) the Indemnifying Party, in the reasonable judgment of the Indemnified Party, properly and diligently conducts the defense of the Third Party Claim; (iv) the Third Party Claim does not seek an injunction or other equitable relief against the Indemnified Party; (v) the Third Party Claim is asserted by a Person who is not a Client, Prospective Client, or Supplier of the Acquired Companies and (vi) the insurer under the R&W Policy has not exercised the right to defend the Third Party Claim under the R&W Policy. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 6.6(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party elects not to compromise or defend such Third Party Claim or fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement within fifteen (15) Business Days after the Indemnifying Party’s receipt of notice of such Third Party Claim, the Indemnified Party may, subject to Section 6.6(b), defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. The Sellers, Sellers’ Representative and the Purchaser shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim. (b) Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), except as provided in this Section 6.6(b). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 6.6(a), it shall not agree to any settlement without the prior written consent of the 82 4907-7785-9703.29 Indemnifying Party (which consent shall not be unreasonably withheld or delayed). (c) Direct Claims. Any Claim by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses or actually suffers material prejudice by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. During such thirty (30)-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Acquired Companies’ premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30)-day period, the Indemnifying Party shall be deemed to have rejected such Claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement. (d) Special Indemnity Matter. Notwithstanding anything to the contrary in this Section 6.6, Purchaser shall control the defense of the Special Indemnity Matter, including selection of counsel, strategy, and settlement negotiations, subject to the settlement consent mechanics in Section 6.6(b). 6.7. Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law. 6.8. Exclusive Remedies. The Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all Claims (other than Claims arising from Fraud or with respect to any equitable remedies expressly provided for herein) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement (regardless of whether such claims arise in contract, tort, breach of warranty or any other legal or equitable theory), shall be pursuant to the indemnification provisions set forth in this ARTICLE 6. In furtherance, and without limiting the generality, of the foregoing, each Party hereby waives, to the fullest extent permitted under Law, any and all rights, Claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other Parties and their Affiliates and each of their respective Representatives arising under or based upon any Law (including, without limitation, any right of recission), except pursuant to the indemnification provisions set forth in this ARTICLE 6, it being agreed that the provisions of this Section 6.8 were specifically bargained 83 4907-7785-9703.29 for among the Parties and were taken into account by the Parties in arriving at the Purchase Price and the terms and conditions of this Agreement. Nothing in this ARTICLE 6 (including this Section 6.8) shall limit any Person’s right to seek any equitable remedy or any remedy on account of Fraud. For the avoidance of doubt, nothing in this Section 6.8 limits any Party’s rights or remedies under any other Transaction Document, all of which shall be enforceable in accordance with their respective terms. In addition, nothing in this Section 6.8 limits any Party’s right to seek specific performance, injunctive relief, or other equitable remedies to enforce any covenant or other obligation set forth in this Agreement or in any other Transaction Document. 6.9. Release of Retention Escrow Amount, Environmental and Property Matters Escrow Amount, and Special Indemnity Escrow Amount. (a) The Retention Escrow Amount will be held by the Escrow Agent in escrow subject to the terms and conditions of this Agreement and the Escrow Agreement. The Escrow Agent will, and, if necessary, the Purchaser and the Sellers’ Representative will jointly instruct the Escrow Agent to, disburse to the Sellers’ Representative (for further distribution to the Sellers) on the date that is twelve (12) months after the Closing Date the remainder of the Retention Escrow Amount, if any, that (i) has not been disbursed to the Purchaser to compensate the Purchaser Indemnified Parties for Losses incurred, or (ii) has not been retained in escrow to satisfy unresolved Claims for indemnification asserted prior to the date that is twelve (12) months after the Closing Date. Any portion of the Retention Escrow Amount held in escrow to satisfy any unresolved Claims asserted prior to the date that is twelve (12) months after the Closing Date will be released to the Sellers’ Representative (for further distribution to the Sellers), or the Purchaser, as applicable, promptly following final determination of each such Claim. (b) The Environmental and Property Matters Escrow Amount will be held by the Escrow Agent in escrow subject to the terms and conditions of this Agreement and the Escrow Agreement until the occurrence of the Environmental and Property Matters Escrow Release Condition. The Escrow Agent will, and, if necessary, the Purchaser and the Sellers’ Representative will jointly instruct the Escrow Agent to, disburse to the Sellers’ Representative (for further distribution to the Sellers) the remaining Environmental and Property Matters Escrow Amount promptly following the occurrence of the Environmental and Property Matters Escrow Release Condition. (c) Special Indemnity Escrow Mechanics. (i) Defense Control; Escrow Disbursements; Allocation of Loss Adjustment Expenses. Purchaser controls the defense of the Special Indemnity Matter under Section 6.6 and may request disbursements from the Special Indemnity Escrow Amount for Losses (including approved settlements) and Loss Adjustment Expenses, with joint instructions to the Escrow Agent for payment. Any interim disbursements for Loss Adjustment Expenses are subject to a final true-up so that such expenses are borne pro rata by the Party or layer(s) ultimately responsible for the settlement or judgment in accordance with Section 6.4(b), subject to the Sellers’ $2,000,000 aggregate cap on Loss Adjustment Expenses and excluding amounts above the Special Indemnity Matter Cap and any insurer 84 4907-7785-9703.29 payments. Payments from the Special Indemnity Escrow Amount reduce the remaining Special Indemnity Matter Cap on a dollar-for-dollar basis, except for Loss Adjustment Expenses, which do not reduce that cap. (ii) Interim Disbursements; True-Up; Effect on Caps. Interim disbursements for Loss Adjustment Expenses from the Special Indemnity Escrow Amount will be reconciled upon final resolution of the Special Indemnity Matter so that Loss Adjustment Expenses are allocated pro rata to the Party or layer(s) bearing the monetary settlement or judgment, consistent with Section 6.4(b), and subject to the Sellers’ $2,000,000 aggregate cap on Loss Adjustment Expenses and exclusions for amounts over the Special Indemnity Matter Cap and insurer payments. Loss Adjustment Expenses do not reduce the Special Indemnity Matter Cap, and amounts paid by insurers are excluded from the allocation. (iii) Payment of Shortfalls Above Escrow. If the Special Indemnity Escrow Amount is insufficient to fund Losses, the unfunded amount is payable next by the Sellers, solely through the Earnout Payment actually earned up to the Special Indemnity Seller Layer, and thereafter by Purchaser up to the Special Indemnity Purchaser Layer, in each case as provided in Section 6.4(b). Purchaser may demand payment of any Earnout Payment previously paid from the Sellers’ Representative (with reasonable support), and Sellers shall pay within ten (10) Business Days, subject to the Special Indemnity Matter Cap and Section 6.4(c). Purchaser may also apply offset rights under Section 2.10(j) to any then-unpaid portion for which Sellers are responsible under the Special Indemnity Waterfall. (iv) Residual Release. The balance of the Special Indemnity Escrow Amount, if any, is released to the Sellers’ Representative upon the Special Indemnity Escrow Release Condition; if no lawsuit is filed, any portion reserved solely for the Special Indemnity Matter is released sixty (60) days after expiration of the applicable statute of limitations. Any release is subject to a final true-up of Loss Adjustment Expenses consistent with subsections (i) and (ii). (v) Coordination; Caps; Insurers. All disbursements from the Special Indemnity Escrow Amount are applied in the order and subject to the limits in Section 6.4(b), including the Special Indemnity Matter Cap, without duplication and net of insurance or other recoveries; recoveries are credited back pro rata to the paying layer(s), net of reasonable documented collection costs. ARTICLE 7 MISCELLANEOUS Except as provided otherwise in this Agreement, the following provisions shall apply hereto: 7.1. Amendment and Modifications. This Agreement may be amended, modified and supplemented only by a written agreement between Purchaser and Sellers’ Representative which states that it is intended to be a modification of this Agreement.

85 4907-7785-9703.29 7.2. Waiver of Compliance. Any failure of Sellers or the Sellers’ Representative, on the one hand, or Purchaser or the Acquired Companies, on the other hand, to comply with any obligation, covenant, agreement or condition in this Agreement may be expressly waived in writing by Purchaser, on the one hand, or Sellers’ Representative, on the other hand, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent, preceding, or other failure by any Party. 7.3. Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transaction shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. 7.4. Further Assurances. Following the Closing, each party shall execute and deliver such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement the Transaction or to evidence such events or matters. 7.5. No Waiver of Rights. No failure on the part of any party to exercise or delay in exercising any right, power, or privilege hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or the exercise of any other right, power, or privilege. 7.6. Notices. All notices, requests, consents, Claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) upon the earlier of the second Business Day following the date sent, or when received by the addressee, if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.6): If to Purchaser, to: Werner Enterprises, Inc. 14507 Frontier Road Omaha, NE 68138 Attention: President and Chief Legal Officer Email: WernerLegalNotice@werner.com With a copy to (which shall not constitute notice): Koley Jessen P.C., L.L.O. If to any Seller or Sellers’ Representative, to: Paul Wilson [***] E-mail: [***] With a copy to (which shall not constitute notice): Scudder Law Firm, P.C., L.L.O. 86 4907-7785-9703.29 One Pacific Place, Suite 800 1125 South 103rd Street Omaha, NE 68124-1079 Attention: [***] E-mail: [***] 411 South 13th Street, Second Floor Lincoln, Nebraska 68508 Attn: [***] E-mail: [***] 7.7. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations under this Agreement or any other Transaction Document shall be assigned or delegated by any of the Parties without the prior written consent of the other party, and any attempted assignment without such consent shall be void; provided, that Purchaser may assign its rights, interests or obligations under this Agreement and the other Transaction Documents to any acquiror of Purchaser and may also assign its rights hereunder for collateral security purposes to the lenders providing the financing for the Transaction, but in each case, no such transfer or assignment will relieve Purchaser of any of its obligations hereunder or under any Transaction Document. 7.8. Governing Law, Jurisdiction and Venue; Waiver of Jury Trial. This Agreement and the Transaction Documents (unless a Transaction Document otherwise expressly provides that it shall be governed by the laws of a jurisdiction other than Delaware, which, in such case, the laws of the jurisdiction expressly provided for therein shall control) shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any such claim, controversy or dispute), without giving effect to choice or conflict of law principles thereof. The Parties hereby submit to the exclusive jurisdiction of, and irrevocably waive any venue objections against, the federal courts and Chancery Court located in New Castle County, Delaware in connection with any action or proceeding arising out of or relating to this Agreement. Each Party agrees that service of process upon such Party in any such Legal Proceeding shall be effective if notice is given in accordance with Section 7.6. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES THAT THIS SECTION 7.8 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. 87 4907-7785-9703.29 7.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but shall constitute one and the same instrument. Facsimile and electronic signatures (i.e., PDF) to this Agreement shall be valid. 7.10. Headings. The headings of the Sections and Articles are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of such Agreement. 7.11. Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter, including that certain Letter of Intent, dated as of October 31, 2025, by and among Purchaser and the Company. In the event of any inconsistency between the statements in the body of this Agreement, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control. 7.12. Third Party Beneficiaries. Except as specifically set forth or referred to herein (including, without limitation, the Purchaser Released Parties pursuant to Section 5.5 and all Indemnified Parties under ARTICLE 6), nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Agreement. Notwithstanding the foregoing, the Debt Financing Sources shall be deemed third-party beneficiaries of this Section 7.12 and Sections 7.1 and 7.8. 7.13. Severability. It is the desire and intent of the Parties that the provisions of this Agreement will be enforced to the fullest extent permissible under the Laws in each jurisdiction in which enforcement is sought. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, (a) the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transaction be consummated as originally contemplated to the greatest extent possible, and (b) if no mutually agreeable solution can be found, such term or provision will be deemed amended to delete therefrom the portion thus determined to be illegal, invalid or unenforceable, such deletion to apply to the extent of such illegality, invalidity or unenforceability, without affecting in any way the remaining provisions hereof only with respect to the operation of such provision in the particular jurisdiction in which such determination is made. 7.14. Specific Performance. The Parties agree that irreparable harm would occur and that monetary damages may not be an adequate remedy in the event of any breach of this Agreement or the other Transaction Documents. Accordingly, in addition to any other remedies to which a Party may be entitled, each Party shall be entitled to seek specific performance, injunctive relief, and other equitable remedies to enforce the terms of this Agreement and the other Transaction Documents, in each case without the necessity of proving actual damages or 88 4907-7785-9703.29 posting bond or other security (to the extent permitted by Law). Nothing in this Agreement shall limit any Party’s rights to pursue equitable remedies concurrently with or in lieu of claims for monetary damages to the extent not otherwise limited herein. 7.15. Limitation on Recourse. Any Claim or cause of action based upon, arising out of, or related to this Agreement or any Transaction Documents may only be brought against Persons that are expressly named as Parties, and then only with respect to the specific obligations set forth herein or therein, as applicable. Except as provided in the immediately following sentence, no Affiliate of any Party, nor any current, former or future direct or indirect equityholder, member, manager, general or limited partner, Representative or assignee of any of the foregoing (each, a “Related Party”), nor any Related Party of a Related Party, shall have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of any Party under this Agreement or of or for any Legal Proceeding based on, in respect of, or by reason of, the transactions contemplated hereby (including any breach, termination or failure to consummate such transactions), in each case whether based on contract, tort, fraud, strict liability, other Laws or otherwise and whether by piercing the corporate veil, by a claim by or on behalf of a party or another Person or otherwise. Notwithstanding the foregoing, but subject to the conditions, terms and covenants of this Agreement and any Transaction Document, nothing in this Section 7.15 shall limit or preclude (a) any Claim for Fraud by any Person (including any Related Party), (b) any Claim to enforce the obligations of any Person that is a party to any Transaction Document, (c) any Claim against an insurer (including under the R&W Policy) or rights of recovery expressly preserved under this Agreement, (d) the availability of equitable remedies to the extent expressly provided herein, or (e) Purchaser’s rights of setoff, recoupment or offset expressly provided herein. 7.16. Conflicts of Interest; Privilege. (a) If any of the Sellers so desire, and without the need for any consent or waiver by the Acquired Companies or Purchaser, Scudder Law Firm, P.C., L.L.O. (“Scudder Law Firm”) shall be permitted to represent any of the Sellers after the Closing in connection with any matter, including any matter related to the transactions contemplated by this Agreement, any other agreements referenced herein or any disagreement or dispute relating thereto. Without limiting the generality of the foregoing, after the Closing, Scudder Law Firm shall be permitted to represent the Sellers, or any of their respective agents and Affiliates, or any one or more of them, in connection with any negotiation, transaction or dispute (including any litigation, arbitration or other adversary proceeding) with Purchaser, the Acquired Companies or any of their agents or Affiliates under or relating to this Agreement, any transaction contemplated by this Agreement, and any related matter, such as claims or disputes arising under other agreements entered into in connection with this Agreement, including with respect to any indemnification claims. Upon and after the Closing, the Acquired Companies shall cease to have any attorney-client relationship with Scudder Law Firm, unless and to the extent Scudder Law Firm is specifically engaged in writing by an Acquired Company to represent such Acquired Company after the Closing and such engagement involves no conflict of interest with respect to the Sellers consent in writing prior to such engagement. Any such representation of any of the Sellers by Scudder Law Firm after the Closing shall not affect the foregoing provisions hereof. Each Acquired Company waives (for and on behalf of itself, and after the Closing, Purchaser and its Affiliates) its right to any funds representing proceeds to any Seller

89 4907-7785-9703.29 or their respective Affiliates in connection with the transactions contemplated by this Agreement, and each Acquired Company further acknowledges and agrees (for and on behalf of itself, and after the Closing, Purchaser and its Affiliates) that such funds will be for the benefit of such Sellers (including any held in trust or escrow by Scudder Law Firm). (b) Purchaser, for itself and its Affiliates, and its and its Affiliates’ respective successors and assigns, hereby irrevocably and unconditionally acknowledges and agrees that all attorney-client privileged communications between the Sellers, the Acquired Companies or their respective directors, managers, officers, employees, Affiliates, and/or their counsel, including Scudder Law Firm, made in connection with the negotiation, preparation, execution, delivery and closing under, or any dispute or Legal Proceeding arising under or in connection with, this Agreement or any of the transactions contemplated hereby (“Deal Communications”), which, immediately prior to the Closing, would be deemed to be privileged communications of any Seller, the Acquired Companies, their respective Affiliates and/or their counsel, and would not be subject to disclosure to Purchaser in connection with any Legal Proceeding relating to a dispute arising under or in connection with this Agreement, the transactions contemplated hereby or otherwise, shall continue after the Closing to be privileged communications with such counsel and neither Purchaser nor any of its Affiliates nor any Person purporting to act on behalf of or through Purchaser or any of its Affiliates, shall seek to obtain the same by any process on the grounds that the privilege attaching to such communications belongs to Purchaser, the Acquired Companies or the Acquired Companies’ business. Notwithstanding the foregoing, in the event that a dispute arises between Purchaser or the Acquired Companies and a Third Party other than a Party after the Closing, the applicable Acquired Company may assert the attorney-client privilege to prevent disclosure of confidential communications by Scudder Law Firm to such Third Party, and the Acquired Companies shall not waive such privilege without the prior written consent of the Sellers, which consent shall not be unreasonably withheld, delayed or conditioned. In the event that Purchaser or, after the Closing, any of the Acquired Companies is legally required by any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision issued, promulgated or entered by any Governmental Entity, or otherwise to access or obtain a copy of all or a portion of Sellers’ privileged communications, Purchaser or any of the Acquired Companies, as applicable, shall promptly notify the Sellers’ Representative in writing so that the Sellers may seek a protective order and each of Purchaser and, after the Closing, the Acquired Companies agrees to use commercially reasonable efforts to assist therewith at the sole cost and expense of the Sellers. (c) Purchaser shall not, and shall cause its Affiliates not to, use for any purpose adverse to the Sellers after the Closing any Deal Communications existing on electronic backup systems, e-mail archives or other books and records of any Acquired Company or any other Affiliate. The existence of any Deal Communications in any Acquired Company’s possession after the Closing shall not be deemed a waiver of the privilege related to such Deal Communications, and the parties shall take all reasonable steps necessary to ensure such privilege survives the Closing. “Deal Communications” also includes communications in any form or format whatsoever subject to attorney-client privilege, attorney work product, legal advice and any other expectation of client confidentiality between the Sellers, on the one hand, and their counsel, including, without limitation, Scudder Law Firm, on the other hand, regarding the evaluation, negotiation, documentation, execution, delivery, consummation and performance of this Agreement and the associated documents and any dispute or proceeding 90 4907-7785-9703.29 arising under or in connection thereto, which communications, immediately prior to the Closing, would be deemed to be and would not be subject to disclosure to Purchaser in connection with any process relating to a dispute arising under or in connection with this Agreement and the Transactions or otherwise as a result of the Sellers being adverse to each other prior to the Closing. [Remainder of Page Intentionally Left Blank; Signature Page Follows] [Signature Page to Stock Purchase Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, all as of the day and year first above written. PURCHASER: Werner Enterprises, Inc., a Nebraska corporation By: /s/ Nathan J. Meisgeier Name: Nathan J. Meisgeier Its: President & Chief Legal Officer SimplyAgree Sign signature packet ID: 463746aa-f772-4a1c-82dd-e47fd347db34 SELLERS’ REPRESENTATIVE: By: /s/ Paul Ashley Wilson Name: Paul Ashley Wilson Its: Sellers’ Representative SELLERS: Gary L. Wilson Family Trust By: /s/ Mary Beth Wilson Name: Mary Beth Wilson Its: Trustee By: /s/ Paul Ashley Wilson Name: Paul Ashley Wilson Its: Trustee Gary L. Wilson GST-Exempt Family Trust By: /s/ Mary Beth Wilson Name: Mary Beth Wilson Its: Trustee By: /s/ Paul Ashley Wilson Name: Paul Ashley Wilson Its: Trustee Wilson Children 2020 GST-Exempt Trust By: /s/ Paul Ashley Wilson Name: Paul Ashley Wilson Its: Trustee By: /s/ Adam Christopher Wilson Name: Adam Christopher Wilson Its: Trustee [Signature Page to Stock Purchase Agreement]

By: /s/ Allison Wilson Ventura Name: Allison Wilson Ventura Its: Trustee /s/ Mary Beth Wilson Mary B. Wilson, individually [Signature Page to Stock Purchase Agreement]